  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 1998

                                                       REGISTRATION NO. 33-32813
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                    FORM S-6

                      POST-EFFECTIVE AMENDMENT No. 6
           To REGISTRATION STATEMENT Under THE SECURITIES ACT OF 1933

                               ----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              GARY A. BELLER, ESQ.

            Senior Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   Copies to:
                GARY O. COHEN, ESQ. and THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

                               ----------------

  It is proposed that the filing will become effective (check appropriate box)
     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
     [_] 60 days after filing pursuant to paragraph (a) of Rule 485
     [_] on (date), pursuant to paragraph (a) of Rule 485

                               ----------------

  This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE

ITEMS OF
FORM N-8B-2                               CAPTIONS IN PROSPECTUS
-----------                               ----------------------
   1...................... Cover Page
   2...................... SUMMARY--About Metropolitan Life
   3...................... Inapplicable
   4...................... SALES AND ADMINISTRATION OF THE POLICIES; SUMMARY--
                            Who is the Issuer of the Policies?
   5, 6, 7................ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                            Separate Account; STATE REGULATION
   8...................... FINANCIAL STATEMENTS
   9...................... Inapplicable
  10(a)................... OTHER POLICY PROVISIONS--Owner; Beneficiary; Collat-
                            eral Assignment
  10(c), 10(d)............ DEFINITIONS--Valuation Date; SUMMARY--May the Policy
                            be Surrendered or the Cash Value Partially With-
                            drawn; Is There a "Free Look" Period? POLICY BENE-
                            FITS--Benefit at Final Date; POLICY RIGHTS--Surren-
                            der and Withdrawal Privileges; Exchange Privilege;
                            PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of
                            Premiums and Cash Value, Cash Value Transfers; THE
                            FIXED ACCOUNT--Transfers, Withdrawals, Surrenders,
                            and Policy Loans; OTHER POLICY PROVISIONS--Payment
                            and Deferment
  10(e)................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                            tion and Reinstatement
  10(f)................... VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-
   (3).................... RIGHTS RESERVED BY METROPOLITAN LIFE
  10(g)(4), 10(h)(4)...... Inapplicable
  10(i)................... POLICY BENEFITS--Death Benefits; Death Benefit Op-
                            tions; Cash Value; Optional Income Plans; Optional
                            Insurance Benefits; PAYMENT AND ALLOCATION OF PRE-
                            MIUMS--Issuance of a Policy; Premiums; Allocation
                            of Premiums and Cash Value; Policy Termination and
                            Reinstatement
  11...................... SUMMARY--What are Separate Account UL, the Fixed Ac-
                            count and the Metropolitan Series Fund?; SEPARATE
                            ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan
                            Series Fund
  12(a)................... Cover Page
  12(b), 12(e)............ Inapplicable

ITEMS OF
FORM N-8B-2                               CAPTIONS IN PROSPECTUS
-----------                               ----------------------
  12(c), 12(d)............ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                            ropolitan Series Fund
  13(a), 13(b), 13(c),     SUMMARY--What are Separate Account UL, the Fixed Ac-
   13(d)..................  count and Metropolitan Series Fund?; What Charges are Assessed in Connection with the Policy? CHARGES
                            AND DEDUCTIONS; SEPARATE ACCOUNT AND METROPOLITAN
                            SERIES FUND--The Separate Account; POLICY BENE-
                            FITS--Death Benefit Increases
  13(e)................... SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g)............ Inapplicable
  14...................... PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a
                            Policy; SALES AND ADMINISTRATION OF THE POLICIES
  15...................... PAYMENT AND ALLOCATION OF PREMIUMS
  16...................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                            ropolitan Series Fund
  17(a), 17(b)............ Captions referenced under Items 10(c), 10(d), 10(e)
                            and 10(i) above
  17(c)................... Inapplicable
  18(a), 18(c)............ SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
  18(b), 18(d)............ Inapplicable
  19...................... SALES AND ADMINISTRATION OF THE POLICIES; VOTING
                            RIGHTS; REPORTS
  20(a), 20(b)............ RIGHTS RESERVED BY METROPOLITAN LIFE; SEPARATE AC-
                            COUNT AND METROPOLITAN SERIES FUND--The Separate
                            Account
  20(c), 20(d), 20(e),
   20(f).................. Inapplicable
  21(a), 21(b)............ POLICY RIGHTS--Loan Privileges; OTHER POLICY PROVI-
                            SIONS--Payment and Deferment
  21(c), 22............... Inapplicable
  23...................... SALES AND ADMINISTRATION OF THE POLICIES
  24...................... OTHER POLICY PROVISIONS
  25...................... SUMMARY--Who is the Issuer of the Policies?
  26...................... CHARGES AND DEDUCTIONS--Other Charges
  27...................... SUMMARY--Who is the Issuer of the Policies?
  28...................... MANAGEMENT
  29...................... Inapplicable
  30, 31, 32, 33, 34...... Inapplicable
  35...................... STATE REGULATION
  36, 37.................. Inapplicable

ITEMS OF
FORM N-8B-2                                CAPTIONS IN PROSPECTUS
-----------                                ----------------------
  38....................... SALES AND ADMINISTRATION OF THE POLICIES; DISTRIBU-
                             TION OF THE POLICIES
  39....................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES; DISTRIBUTION OF THE POLI-
                             CIES
  40(a).................... Inapplicable
  40(b).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; CHARGES AND DEDUCTIONS--
                             Other Charges
  41(a).................... SUMMARY--About Metropolitan Life; SALES AND ADMINIS-
                             TRATION OF THE POLICIES
  41(b), 41(c), 42, 43..... Inapplicable
  44(a).................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Met-
                             ropolitan Series Fund; POLICY BENEFITS--Cash Value
  44(b).................... Inapplicable
  44(c).................... CHARGES AND DEDUCTIONS--Monthly Deduction From Cash
                             Value
  45....................... Inapplicable
  46....................... Captions referenced under Item 44 above
  47....................... Captions referenced under Items 10(c) and 16 above
  48, 49................... Inapplicable
  50....................... SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The
                             Separate Account
  51(a), 51(b)............. SUMMARY--About Metropolitan Life; Cover Page; POLICY
                             BENEFITS--Optional Insurance Benefits; POLICY
                             RIGHTS--Exchange Privileges
  51(c), 51(d), 51(e)...... Captions referenced under Item 10(i) above
  51(f).................... PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termina-
                             tion and Reinstatement
  51(g).................... Captions referenced under Items 10(i) and 13 above
  51(h), 51(j)............. Inapplicable
  51(i).................... DISTRIBUTION OF THE POLICIES
  52(a), 52(c)............. RIGHTS RESERVED BY METROPOLITAN LIFE
  52(b), 52(d)............. Inapplicable
  53(a).................... FEDERAL TAX MATTERS
  53(b), 54 through 58..... Inapplicable
  59....................... FINANCIAL STATEMENTS

                                    UL II

                       FLEXIBLE PREMIUM MULTIFUNDED LIFE

                       .SUPPLEMENT TO THE PROSPECTUS FOR
                          FLEXIBLE PREMIUM MULTIFUNDED
                            LIFE INSURANCE POLICIES

                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY

                                 .ANNUAL REPORT

                               METROPOLITAN LIFE
                              SEPARATE ACCOUNT UL

                             DECEMBER 31, 1997
                          .ANNUAL FINANCIAL STATEMENTS

                      METROPOLITAN LIFE INSURANCE COMPANY

                             DECEMBER 31, 1997
                                  .PROSPECTUS

                         METROPOLITAN SERIES FUND, INC.

                                MAY 1, 1998



                                  METLIFE(R)


                      Metropolitan Life Insurance Company

                MLI-SA-UL (5/98 EDITION) PRINTED IN U.S.A.

                                 98042H20

                             (EXP0599) MLIC-LD

                       SUPPLEMENT DATED MAY 1, 1998

                                      to

                        PROSPECTUS DATED APRIL 30, 1993

       (AS PREVIOUSLY SUPPLEMENTED ON MAY 1, 1994 AND MAY 1, 1997)

                                      for

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

  This Supplement updates information contained in the Metropolitan Life Separate Account UL Prospectus dated April 30, 1993 (the "Prospectus"), and its supplements dated May 1, 1994 and May 1, 1997. Please call Metropolitan Life Insurance Company ("Metropolitan Life") at 800-638-5000 if you need another copy of the Prospectus, or either of the supplements.

  The individual flexible premium multifunded life insurance policies ("Policies") offered by the Prospectus are issued by Metropolitan Life and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy. These Policies are no longer being sold by Metropolitan Life.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The available portfolios of the Fund are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Money Market, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap, and Scudder Global Equity Portfolios.


THIS SUPPLEMENT IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010               Telephone 800-638-5000

  1. The following replaces the table under "Fund Investment Management Fees and Direct Expenses" included in the May 1, 1997 Supplement to the Prospectus:

   METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                ASSETS)(A)

                                                              OTHER
                                                             EXPENSES
                                              MANAGEMENT  AFTER EXPENSE
                                               FEES(B)   REIMBURSEMENT(C) TOTAL
                                              ---------- ---------------- -----
  MetLife Stock Index Portfolio..............    .25%          .08%        .33%
  State Street Research Money Market
   Portfolio.................................    .25%          .24%        .49%
  State Street Research Income Portfolio.....    .33%          .10%        .43%
  State Street Research Diversified
   Portfolio.................................    .44%          .06%        .50%
  State Street Research Growth Portfolio.....    .49%          .07%        .56%
  State Street Research Aggressive Growth
   Portfolio.................................    .71%          .08%        .79%
  T. Rowe Price Small Cap Growth Portfolio...    .55%          .18%        .73%
  Scudder Global Equity Portfolio............    .90%          .22%       1.12%
  Loomis Sayles High Yield Bond Portfolio....    .70%          .20%        .90%
  Janus Mid Cap Portfolio....................    .75%          .14%        .89%
  State Street Research International Stock
   Portfolio.................................    .75%          .28%       1.03%

 -------

 (a) Annual expenses for the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Scudder Global Equity and Janus Mid Cap Portfolios are expressed as a percentage of the year-end net assets.

 (b) The marginal fee rate for the State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research International Stock Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.

 (c) Expenses for the T. Rowe Price Small Cap Growth, Janus Mid Cap, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios are based on estimated amounts for the 1998 fiscal year. Metropolitan Life agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. Expenses for the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolio absent the expense reimbursement, would have been .39% and .31%, respectively. Metropolitan Life ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997 and the T. Rowe Price Small Cap Portfolio Portfolio as of January 23, 1998.


  2. The following are added as the last paragraphs in the section "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value."

  Automated Investment Strategies. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. Metropolitan Life currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Allocator" and the "Rebalancer." Only one automated investment strategy may be in effect at any one time. The Owner may submit a written request electing a strategy or directing Metropolitan Life to cancel a strategy at any time.

  Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner. Any such transfer from the Fixed Account to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as applicable, will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20 in interest is earned. Amounts earned during a month in which less than $20 in interest is earned will remain in the Fixed Account.

  Under the "Equalizer," at the end of a specified period (e.g. monthly, quarterly) as determined by Metropolitan Life, a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of any elected investment division or the Fixed Account that is not part of this automated investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" strategy to become effective on the next Policy anniversary.

  Under the "Allocator," at the beginning of each Policy month, an amount designated by the Policy owner is transferred from the State Street Research Money Market Division to any investment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the State Street Research Money Market Division each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the State Street Research Money Market Division for a certain number of months; or (3) designating a total amount to be transferred from the State Street Research Money Market Division in equal monthly installments over a certain number of months. The Policy owner's designations must allow the "Allocator" to remain in effect for at least three months.

  Under the "Rebalancer," Policy owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. Metropolitan Life will redistribute the cash value at the beginning of each calendar quarter.

  Telephonic Transactions. Metropolitan Life reserves the right, if permitted by state law, to allow Policy owners to make transfer requests, changes to the Automatic Investment Strategies and reallocation of future net premiums by telephone and to allow Policy owners to authorize their sales representatives to make such requests on behalf of the Policy owners by telephone. The Policy owner must authorize these types of transactions in the manner prescribed by Metropolitan Life. If Metropolitan Life decides to permit any of these procedures, and a Policy owner elects to participate in any of them, the following will apply: the Policy owner will authorize Metropolitan Life to act upon the telephone instructions of any person purporting to be the Policy owner (or, if applicable, the Policy owner's sales representative), assuming Metropolitan Life's procedures have been followed, to do the transactions both regarding amounts in the Policy's Fixed Account and in the Separate Account. Metropolitan Life will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Policy owner (or, if applicable, the Policy owner's sales representative) will be asked to produce the Policy owner's personalized data prior to Metropolitan Life honoring any requests by telephone. Additionally, as with other transactions, the Policy owner will receive a written confirmation of each telephonically requested transaction. Neither Metropolitan Life nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that Metropolitan Life or the Separate Account reasonably believe to be genuine. In the event that these procedures are instituted and in the further event that the Policy owner who has elected to use such procedures encounters difficulty with them, such Policy owner should make inquiry to the Designated Office.

  3. The following is added as the last paragraph under the section "Sales and Administration of the Policies."

  Certain computer systems Metropolitan Life uses to process Policy transac-tions and valuations need to be adjusted to be able to continue to administer Policies beginning January 1, 2000. As is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors, and a project could be delayed. Metropolitan Life is, however, devoting substantial resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.

  4. EXPERTS--The financial statements included in this Supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

  5. FINANCIAL STATEMENTS--The financial statements of Metropolitan Life included in this Supplement should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                      [This Page Intentionally Left Blank]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1997, and the related statements (i) of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and State Street Research International Stock Divisions and (ii) of operations and of changes in net assets for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1997 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

As discussed in Note 4, the accompanying 1996 financial statements have been restated.

DELOITTE & TOUCHE LLP
New York, New York

March 31, 1998

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                     STATE STREET              STATE STREET             STATE STREET
                          STATE STREET STATE STREET    RESEARCH   STATE STREET   RESEARCH     METLIFE     RESEARCH
                            RESEARCH     RESEARCH       MONEY       RESEARCH    AGGRESSIVE     STOCK    INTERNATIONAL
                             GROWTH       INCOME        MARKET    DIVERSIFIED     GROWTH       INDEX        STOCK
                            DIVISION     DIVISION      DIVISION     DIVISION     DIVISION    DIVISION     DIVISION
                          ------------ ------------  ------------ ------------ ------------ ----------- -------------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
State Street Research
 Growth Portfolio
 (7,500,517 shares; cost
 $207,140,190)..........  $239,416,510         --            --            --           --          --           --
State Street Research
 Income Portfolio
 (3,451,828 shares; cost
 $43,468,874)...........           --  $43,700,145           --            --           --          --           --
State Street Research
 Money Market Portfolio
 (770,408 shares; cost
 $8,291,617)............           --          --     $7,996,630           --           --          --           --
State Street Research
 Diversified Portfolio
 (9,161,690 shares; cost
 $143,847,786)..........           --          --            --   $155,565,502          --          --           --
State Street Research
 Aggressive Growth Port-
 folio
 (4,299,153 shares; cost
 $110,480,495)..........           --          --            --            --  $181,699,529         --           --
MetLife Stock Index
 Portfolio
 (2,992,597 shares; cost
 $67,138,007)...........           --          --            --            --           --  $86,126,949          --
State Street Research
 International Stock
 Portfolio
 (2,324,516 shares; cost
 $28,974,736)...........           --          --            --            --           --          --   $27,127,110
Loomis Sayles High Yield
 Bond Portfolio
 (146,279 shares; cost
 $1,553,369)............           --          --            --            --           --          --           --
Janus Mid Cap Portfolio
 (302,556 shares; cost
 $3,640,229)............           --          --            --            --           --          --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (383,687 shares; cost
 $4,511,133)............           --          --            --            --           --          --           --
Scudder Global Equity
 Portfolio
 (278,937 shares; cost
 $3,035,018)............           --          --            --            --           --          --           --
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
 Total Assets...........   239,416,510  43,700,145     7,996,630   155,565,502  118,699,529  86,126,949   27,127,110
LIABILITIES.............       530,268        (749)          395       165,745       43,493      30,337        1,155
                          ------------ -----------    ----------  ------------ ------------ -----------  -----------
NET ASSETS..............  $238,886,242 $43,700,894    $7,996,235  $155,399,757 $118,656,036 $86,096,612  $27,125,955
                          ============ ===========    ==========  ============ ============ ===========  ===========

                       See Notes to Financial Statements.

   LOOMIS                                                T. ROWE
   SAYLES                                                 PRICE                           SCUDDER
 HIGH YIELD              JANUS                          SMALL CAP                          GLOBAL
    BOND                MID CAP                           GROWTH                           EQUITY
  DIVISION              DIVISION                         DIVISION                         DIVISION
 ----------            ----------                       ----------                       ----------
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
        --                    --                               --                               --
 $1,483,275                   --                               --                               --
        --             $3,863,631                              --                               --
        --                    --                        $4,558,201                              --
        --                    --                               --                        $3,026,461
 ----------            ----------                       ----------                       ----------
  1,483,275             3,863,631                        4,558,201                        3,026,461
        150                   393                               89                            3,120
 ----------            ----------                       ----------                       ----------
 $1,483,125            $3,863,238                       $4,558,112                       $3,023,341
 ==========            ==========                       ==========                       ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------
                                                  STATE                  STATE                    STATE
                             STATE      STATE     STREET      STATE      STREET                  STREET
                            STREET      STREET   RESEARCH    STREET     RESEARCH    METLIFE     RESEARCH
                           RESEARCH    RESEARCH   MONEY     RESEARCH   AGGRESSIVE    STOCK    INTERNATIONAL
                            GROWTH      INCOME    MARKET   DIVERSIFIED   GROWTH      INDEX        STOCK
                           DIVISION    DIVISION  DIVISION   DIVISION    DIVISION   DIVISION     DIVISION
                          ----------- ---------- --------  ----------- ---------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $42,138,867 $2,922,583 $421,931  $23,433,922 $4,355,881 $ 1,696,231          --
Expenses:
 Mortality and expense
  charges (Note 3)......    1,720,073    304,795   68,737    1,130,927    885,075     509,584  $   232,079
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net investment income
 (loss).................   40,418,794  2,617,788  353,194   22,302,995  3,470,806   1,186,647     (232,079)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security transac-
 tions..................    1,080,724     32,950   68,458      418,723    136,827   1,210,648      (84,952)
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments...    6,378,588    748,796  (49,717)   1,103,869  2,615,059  13,344,725     (691,181)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,459,312    781,746   18,741    1,522,592  2,751,886  14,555,373     (776,133)
                          ----------- ---------- --------  ----------- ---------- -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $47,878,106 $3,399,534 $371,935  $23,825,587 $6,222,692 $15,742,020  $(1,008,212)
                          =========== ========== ========  =========== ========== ===========  ===========

                       See Notes to Financial Statements.

           FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
 -----------------------------------------------------------------------------------
                                                  T. ROWE
 LOOMIS SAYLES                                     PRICE                    SCUDDER
   HIGH YIELD             JANUS                  SMALL CAP                  GLOBAL
      BOND               MID CAP                   GROWTH                   EQUITY
    DIVISION            DIVISION                  DIVISION                 DIVISION
 -------------         ------------             ------------              -----------
  $     63,593         $     14,490              $       471              $    30,685
         4,044                8,553                    9,261                    7,271
  ------------         ------------              -----------              -----------
        59,549                5,937                   (8,790)                  23,414
  ------------         ------------              -----------              -----------
         9,361               26,779                   47,764                   21,982
       (70,093)             223,402                   47,067                   (8,556)
  ------------         ------------              -----------              -----------
       (60,732)             250,181                   94,831                   13,426
  ------------         ------------              -----------              -----------
  $     (1,183)        $    256,118              $    86,041              $    36,840
  ============         ============              ===========              ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

    FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (AS RESTATED--SEE NOTE 4)

                            STATE STREET RESEARCH      STATE STREET RESEARCH     STATE STREET RESEARCH
                               GROWTH DIVISION            INCOME DIVISION        MONEY MARKET DIVISION
                          --------------------------  ------------------------  -------------------------
                                        AS RESTATED                AS RESTATED                AS RESTATED
                              1997          1996         1997         1996          1997         1996
                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 40,418,794  $ 14,318,113  $ 2,617,788  $ 1,769,924  $    353,194  $   340,213
 Net realized gain
  (loss) from security
  transactions..........     1,080,724     3,249,072       32,950       13,127        68,458       21,159
 Change in unrealized
  appreciation (depreci-
  ation) of invest-
  ments.................     6,378,588     9,530,521      748,796     (824,310)      (49,717)    (111,136)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from operations...    47,878,106    27,097,706    3,399,534      958,741       371,935      250,236
                          ------------  ------------  -----------  -----------  ------------  -----------
 From capital
  transactions:
 Net premiums...........    59,834,638    51,991,970   13,090,983   11,838,904    13,691,749   13,703,314
 Redemptions............    (7,416,220)   (5,657,523)  (1,082,695)  (1,098,660)     (357,692)    (370,938)
 Net portfolio trans-
  fers..................     3,569,720      (676,324)   1,296,485     (342,990)  (12,877,177)  (8,370,773)
 Other net transfers....   (29,309,077)  (23,203,846)  (4,895,666)  (4,686,537)     (887,059)  (1,089,670)
                          ------------  ------------  -----------  -----------  ------------  -----------
 Net increase (decrease)
  in net assets result-
  ing from capital
  transactions..........    26,679,061    22,454,277    8,409,107    5,710,717      (430,179)   3,871,933
                          ------------  ------------  -----------  -----------  ------------  -----------
NET CHANGE IN NET
 ASSETS.................    74,557,167    49,551,983   11,808,641    6,669,458       (58,244)   4,122,169
                                        ------------               -----------                -----------
NET ASSETS--BEGINNING OF
 YEAR, AS PREVIOUSLY RE-
 PORTED.................                 112,440,622                22,311,472                  2,974,740
ADJUSTMENT FOR EXCLUDED
 CONTRACTS
 (NOTE 4)...............                   2,336,470                 2,911,323                    957,570
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--BEGINNING OF
 YEAR,
 AS RESTATED............   164,329,075   114,777,092   31,892,253   25,222,795     8,054,479    3,932,310
                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS--END OF
 YEAR...................  $238,886,242  $164,329,075  $43,700,894  $31,892,253  $  7,996,235  $ 8,054,479
                          ============  ============  ===========  ===========  ============  ===========

                       See Notes to Financial Statements.

   STATE STREET RESEARCH        STATE STREET RESEARCH                                 STATE STREET RESEARCH
        DIVERSIFIED                   AGGRESSIVE            METLIFE STOCK INDEX           INTERNATIONAL
          DIVISION                 GROWTH DIVISION                DIVISION               STOCK DIVISION
 ----------------------------  -------------------------  -------------------------  ------------------------
                 AS RESTATED                 AS RESTATED                AS RESTATED               AS RESTATED
     1997            1996          1997         1996          1997         1996         1997         1996
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $ 22,302,995    $  9,021,710  $  3,470,806  $ 1,735,559  $  1,186,647  $   668,041  $  (232,079) $    26,852
      418,723         626,567       136,827      356,580     1,210,648      992,755      (84,952)       7,882
    1,103,869       3,195,414     2,615,059    1,727,152    13,344,725    3,305,639     (691,181)    (643,946)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   23,825,587      12,843,691     6,222,692    3,819,291    15,742,020    4,966,435   (1,008,212)    (609,212)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   41,236,061      34,685,709    52,235,040   47,883,634    38,059,853   18,825,744   11,240,912   12,149,313
   (4,829,385)     (4,063,905)   (3,613,975)  (2,963,448)   (1,198,193)    (754,780)  (1,139,393)    (680,851)
    1,557,340         444,154    (5,941,719)   2,977,777     9,580,428    6,207,785   (3,084,541)    (323,788)
  (19,209,913)    (16,290,905)  (20,670,473) (18,671,965)  (13,547,536)  (6,979,516)  (5,008,528)  (2,938,187)
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   18,754,103      14,775,053    22,008,873   29,225,998    32,894,552   17,299,233    2,008,450    8,206,487
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
   42,579,690      27,618,744    28,231,565   33,045,289    48,636,572   22,265,668    1,000,238    7,597,275
                 ------------                -----------                -----------               -----------
                   84,180,741                 54,331,797                 13,425,770               17,296, 137
                    1,020,582                  3,047,385                  1,768,602                 1,232,305
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
  112,820,067      85,201,323    90,424,471   57,379,182    37,460,040   15,194,372   26,125,717   18,528,442
 ------------    ------------  ------------  -----------  ------------  -----------  -----------  -----------
 $155,399,757    $112,820,067  $118,656,036  $90,424,471  $ 86,096,612  $37,460,040  $27,125,955  $26,125,717
 ============    ============  ============  ===========  ============  ===========  ===========  ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                          --------------------------------------------------------------
                          LOOMIS SAYLES                   T. ROWE PRICE
                           HIGH YIELD        JANUS          SMALL CAP    SCUDDER GLOBAL
                          BOND DIVISION MID CAP DIVISION GROWTH DIVISION EQUITY DIVISION
                          ------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $   59,549      $    5,937      $   (8,790)     $   23,414
 Net realized gain from
  security transac-
  tions.................        9,361          26,779          47,764          21,982
 Change in unrealized
  appreciation (depreci-
  ation)
  of investments........      (70,093)        223,402          47,067          (8,556)
                           ----------      ----------      ----------      ----------
 Net increase (decrease)
  in net assets result-
  ing from
  operations............       (1,183)        256,118          86,041          36,840
                           ----------      ----------      ----------      ----------
 From capital
  transactions:
 Net premiums...........      590,158       2,676,784       1,816,732       1,425,649
 Redemptions............       (1,126)        (46,974)        (40,707)         (7,873)
 Net portfolio trans-
  fers..................    1,002,454       1,554,471       3,110,800       1,855,028
 Other net transfers....     (107,178)       (577,161)       (414,754)       (286,303)
                           ----------      ----------      ----------      ----------
 Net increase in net as-
  sets resulting from
  capital
  transactions..........    1,484,308       3,607,120       4,472,071       2,986,501
                           ----------      ----------      ----------      ----------
NET CHANGE IN NET
 ASSETS.................    1,483,125       3,863,238       4,558,112       3,023,341
NET ASSETS--BEGINNING OF
 PERIOD.................          --              --              --              --
                           ----------      ----------      ----------      ----------
NET ASSETS--END OF PERI-
 OD.....................   $1,483,125      $3,863,238      $4,558,112      $3,023,341
                           ==========      ==========      ==========      ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1997 is included as Note 5.

  B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 16, 1997 and December 18, 1997, the Fund declared dividends for all shareholders of record on April 25, 1997 and December 30, 1997, respectively. The amount of dividends received by the Separate Account was $75,078,657. The dividends were paid to Metropolitan Life on April 25, 1997 and December 30, 1997, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 1,371,274 shares; State Street Research Income Portfolio, 231,057 shares; State Street Research Money Market Portfolio, 40,663 shares; State Street Research Diversified Portfolio, 1,404,733 shares; State Street Research Aggressive Growth Portfolio, 182,267 shares; MetLife Stock Index Portfolio, 60,453 shares; State Street Research International Stock Portfolio, 0 shares; Loomis Sayles High Yield Bond Portfolio, 6,294 shares; Janus Mid Cap Portfolio, 1,175 shares; T. Rowe Price Small Cap Growth Portfolio, 41 shares; and Scudder Global Equity Portfolio, 2,836 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4. RESTATEMENT FOR EXCLUDED CONTRACTS

  Subsequent to the issuance of the Separate Account 1996 financial statements, Metropolitan Life management determined that the 1996 and prior year financial statements inadvertently excluded amounts related to two groups of insurance contracts included in subsidiary accounting records applicable to the Separate Account. As a result the 1996 financial statements have been restated from the amounts previously reported to include such amounts. A summary of the effects of the restatement on net increase (decrease) in net assets resulting from operations ("Operations") and net increase in net assets resulting from capital transactions ("Capital Transactions") for the year ended December 31, 1996 is as follows:

                                     OPERATIONS           CAPITAL TRANSACTIONS
                               ------------------------  -----------------------
                                                AS                       AS
                                            PREVIOUSLY               PREVIOUSLY
                               AS RESTATED   REPORTED    AS RESTATED  REPORTED
                               -----------  -----------  ----------- -----------
State Street Research Growth
 Division....................  $27,097,706  $26,165,771  $22,454,277 $20,291,179
State Street Research Income
 Division....................      958,741      789,262    5,710,717   4,157,019
State Street Research Money
 Market Division.............      250,236      162,166    3,871,933   2,982,949
State Street Research Diver-
 sified Division.............   12,843,691   12,559,668   14,775,053  13,727,050
State Street Research Aggres-
 sive Growth Division........    3,819,291    3,487,444   29,225,998  25,921,962
MetLife Stock Index Divi-
 sion........................    4,966,435    4,138,300   17,299,233  14,469,444
State Street Research Inter-
 national Stock Division.....     (609,212)    (550,732)   8,206,487   6,923,935

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.

                         METROPOLITAN SERIES FUND, INC.

                           STATE STREET            STATE STREET          STATE STREET           STATE STREET
                             RESEARCH                RESEARCH              RESEARCH               RESEARCH
                              GROWTH                  INCOME             MONEY MARKET           DIVERSIFIED
                            PORTFOLIO               PORTFOLIO             PORTFOLIO              PORTFOLIO
                          --------------           ------------          ------------          --------------
COMMON STOCK
 Aerospace..............  $   55,477,881    (2.4%)                                             $   25,844,668   (1.3%)
 Automotive.............      43,379,027    (1.8%)                                                 20,079,121   (1.0%)
 Banking................     205,479,175    (8.7%)                                                 95,552,627   (4.8%)
 Broadcasting...........     124,133,525    (5.3%)                                                 56,726,174   (2.9%)
 Business Services......      25,546,853    (1.1%)                                                 11,853,663   (0.6%)
 Chemicals..............     105,409,887    (4.5%)                                                 48,725,475   (2.5%)
 Drugs & Health Care....     150,504,102    (6.4%)                                                 70,602,148   (3.6%)
 Electrical Equipment...      94,815,937    (4.0%)                                                 43,986,787   (2.2%)
 Electronics............      77,962,605    (3.3%)                                                 36,467,790   (1.8%)
 Entertainment &
  Leisure...............      22,431,812    (1.0%)                                                 10,385,217   (0.5%)
 Financial Services.....      35,764,865    (1.5%)                                                 16,588,059   (0.8%)
 Food & Beverages.......      74,536,480    (3.2%)                                                 34,639,368   (1.7%)
 Forest Products &
  Paper.................      45,897,963    (2.0%)                                                 21,753,294   (1.1%)
 Hospital Management....      16,383,625    (0.7%)                                                  7,608,812   (0.4%)
 Household Products.....      36,627,032    (1.6%)                                                 17,004,594   (0.9%)
 Insurance..............     101,332,113    (4.3%)                                                 47,329,837   (2.4%)
 Machinery..............      16,361,400    (0.7%)                                                  7,592,400   (0.4%)
 Medical Supply.........      45,413,162    (1.9%)                                                 21,172,712   (1.1%)
 Metals--Steel & Iron...      23,359,400    (1.0%)                                                 10,840,668   (0.5%)
 Miscellaneous..........      68,513,025    (2.9%)                                                 31,886,225   (1.6%
 Office & Business
  Equipment.............     111,018,537    (4.7%)                                                 51,900,043   (2.6%)
 Oil....................      40,733,670    (1.7%)                                                 19,133,347   (1.0%)
 Oil & Gas Exploration..      54,241,001    (2.3%)                                                 25,252,861   (1.3%)
 Oil--Domestic..........      47,151,675    (2.0%)                                                 20,900,250   (1.1%)
 Oil--International.....      23,614,913    (1.0%)                                                 10,994,644   (0.6%)
 Retail Grocery.........      74,417,500    (3.2%)                                                 34,970,447   (1.8%)
 Retail Trade...........     183,384,019    (7.8%)                                                 85,473,643   (4.3%)
 Software...............      25,740,375    (1.1%)                                                 12,118,958   (0.6%)
 Tobacco................      47,328,906    (2.0%)                                                 22,112,500   (1.1%)
 Transportation--
  Trucking..............               0    (0.0%)                                                         63   (0.0%)
 Utilities--Electric....      91,202,222    (3.9%)                                                 25,835,899   (1.3%)
 Utilities--Telephone...      43,652,700    (1.9%)                                                 36,947,828   (1.8%)
                          --------------                                                       --------------
 Total Common Stock.....   2,111,815,387   (89.9%)                                                982,280,122  (49.6%)
                          --------------                                                       --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $ 12,067,182   (2.9%)                           29,417,837   (1.5%)
 Banking................                             23,128,825   (5.6%)                           42,344,898   (2.1%)
 Broadcasting...........                              3,944,733   (1.0%)                            7,737,746   (0.4%)
 Collateralized Mortgage
  Obligations...........                             24,819,316   (6.0%)                           49,612,357   (2.5%)
 Financial Services.....                             60,775,829  (14.8%)                          129,445,268   (6.5%)
 Government Sponsored :
  Federally Chartered...                              5,506,656   (1.3%)                            6,323,235   (0.3%)
 Government Sponsored :
  State Chartered.......                              2,042,474   (0.5%)                            4,057,347   (0.2%)
 Healthcare Services....                             10,036,465   (2.4%)                           15,063,888   (0.8%)
 Household Products.....                              3,962,600   (1.0%)                            7,724,563   (0.4%)
 Industrials............                             24,078,102   (5.9%)                           66,622,264   (3.4%)
 Newspapers.............                              4,677,541   (1.1%)                            7,990,940   (0.4%)
 Restaurant.............                              3,362,275   (0.8%)                            4,226,860   (0.2%)
 Utilities--Electric....                             12,459,882   (3.0%)                           13,174,510   (0.7%)
 Utilities--Telephone...                                      0   (0.0%)                            5,119,400   (0.2%)
                                                   ------------                                --------------
 Total Corporate Bonds..                            190,861,880  (46.3%)                          388,861,113  (19.6%)
                                                   ------------                                --------------
 Federal Agency
  Obligations...........                             21,608,734   (5.2%)                           32,463,133   (1.6%)
 Federal Treasury
  Obligations...........                            121,993,026  (29.6%)                          296,514,139  (15.0%)
 Foreign Obligations....                             29,919,864   (7.3%)                           64,010,479   (3.2%)
 Yankee Bonds...........                             22,911,597   (5.6%)                           40,757,635   (2.1%)
                                                   ------------                                --------------
 Total Bonds............                            387,295,101  (94.0%)                          822,606,499  (41.5%)
                                                   ------------                                --------------
SHORT-TERM OBLIGATIONS
 Banker's Acceptance....                                                 $ 1,999,504    (5.1%)
 Commercial Paper.......                                                  35,110,031   (88.9%)
 Federal Agency
  Obligations...........                                                   1,999,174    (5.1%)
 Financial Services.....     260,576,843   (11.1%)   18,926,000   (4.6%)                          175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
 Total Short-Term
  Obligations...........     260,576,843   (11.1%)   18,926,000   (4.6%)  39,108,709   (99.1%)    175,117,291   (8.8%)
                          --------------           ------------          -----------           --------------
TOTAL INVESTMENTS.......   2,372,392,230  (101.0%)  406,221,101  (98.6%)  39,108,709   (99.1%)  1,980,003,912  (99.9%)
 Other Assets Less
  Liabilities...........     (23,330,647)  (-1.0%)    5,969,530   (1.4%)     371,130    (0.9%)      2,227,802   (0.1%)
                          --------------           ------------          -----------           --------------
NET ASSETS..............  $2,349,061,583  (100.0%) $412,190,631 (100.0%) $39,479,839  (100.0%) $1,982,231,714 (100.0%)
                          ==============           ============          ===========           ==============

                         METROPOLITAN SERIES FUND, INC.

                                                     STATE STREET           STATE STREET
                                                       RESEARCH               RESEARCH
                               METLIFE                AGGRESSIVE            INTERNATIONAL
                             STOCK INDEX                GROWTH                  STOCK
                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   40,637,466   (2.0%) $   11,289,881   (0.8%) $  2,387,852    (0.9%)
 Automotive..............       45,456,508   (2.3%)     28,967,250   (2.1%)    5,015,967    (1.9%)
 Banking.................      184,244,814   (9.1%)     29,889,600   (2.1%)   40,150,993   (15.0%)
 Broadcasting............       34,958,314   (1.7%)     34,642,109   (2.5%)    3,027,948    (1.1%)
 Building &
 Construction............       13,042,869   (0.7%)                            1,588,198    (0.6%)
 Business Services.......       25,038,859   (1.2%)    264,032,617  (19.0%)    5,966,734    (2.2%)
 Chemicals...............       55,137,636   (2.7%)                            4,039,673    (1.5%)
 Computer Equipment &
 Service.................                               34,881,231   (2.5%)
 Construction Materials..                                                      7,498,217    (2.8%)
 Construction & Mining
 Equipment...............                                8,304,900   (0.6%)
 Consumer Products.......                                                      1,829,846    (0.7%)
 Containers & Glass......        5,472,575   (0.3%)                            1,006,387    (0.4%)
 Cosmetics...............        5,512,025   (0.3%)     11,648,975   (0.8%)
 Drugs & Health Care.....      157,334,686   (7.8%)     42,144,363   (3.0%)   21,570,856    (8.1%)
 Education...............                                7,437,875   (0.5%)
 Electrical Equipment....       82,536,849   (4.1%)                            2,041,231    (0.7%)
 Electronics.............       84,752,427   (4.2%)    123,061,789   (8.8%)    7,720,814    (2.9%)
 Energy..................                                                      1,160,064    (0.4%)
 Entertainment &
 Leisure.................       18,716,901   (0.9%)     46,907,107   (3.4%)    3,136,901    (1.2%)
 Financial Services......       84,711,977   (4.2%)     72,052,419   (5.2%)      982,925    (0.4%)
 Food & Beverages........      114,340,308   (5.7%)      9,929,888   (0.7%)   11,047,677    (4.1%)
 Forest Products &
 Paper...................       22,113,212   (1.1%)                            4,201,571    (1.6%)
 General Business........                                                        588,933    (0.2%)
 Healthcare Services.....                                   43,554   (0.0%)
 Hospital Management.....       11,028,388   (0.5%)     14,045,000   (1.0%)
 Hotel & Motel...........        5,444,538   (0.3%)     23,227,899   (1.7%)
 Household Appliances &
 Home Furnishings........        4,813,163   (0.2%)                            2,290,994    (0.9%)
 Household Products......       64,582,375   (3.2%)                            1,266,205    (0.5%)
 Insurance...............       79,897,474   (4.0%)     35,200,306   (2.5%)   19,743,473    (7.4%)
 Liquor..................        2,688,400   (0.1%)
 Machinery...............       21,529,430   (1.1%)                            5,393,875    (2.0%)
 Medical Supply..........       52,060,343   (2.6%)     21,603,563   (1.6%)
 Metals--Aluminum........        4,689,262   (0.2%)
 Metals--Gold............        4,638,780   (0.2%)
 Metals--Non-Ferrous.....        2,126,308   (0.1%)                            5,000,016    (1.9%)
 Metals--Steel & Iron....        3,137,730   (0.2%)      1,647,825   (0.1%)    2,926,945    (1.1%)
 Mining..................        2,634,900   (0.1%)      1,189,500   (0.1%)      620,596    (0.2%)
 Miscellaneous...........       12,701,499   (0.6%)     22,837,675   (1.6%)    1,002,644    (0.4%)
 Multi-Industry..........       12,758,726   (0.6%)                            9,623,993    (3.6%)
 Newspapers..............       13,177,443   (0.7%)                              789,576    (0.3%)
 Office & Business
 Equipment...............      108,801,022   (5.4%)    120,385,619   (8.7%)
 Oil & Gas Exploration...          905,738   (0.0%)                            3,386,080    (1.3%)
 Oil--Domestic...........       34,654,774   (1.7%)
 Oil--International......      107,077,494   (5.3%)                           14,022,941    (5.2%)
 Oil--Services...........       24,773,387   (1.2%)     12,017,500   (0.9%)
 Personal Care...........                                                        618,289    (0.2%)
 Photography.............        6,809,362   (0.3%)
 Pollution Control.......        4,725,750   (0.2%)      3,842,575   (0.3%)
 Printing & Publishing...        6,863,863   (0.3%)     10,278,600   (0.7%)    1,324,259    (0.5%)
 Real Estate.............                                                      3,294,667    (1.2%)
 Restaurant..............        9,458,756   (0.5%)      2,436,537   (0.2%)
 Retail Grocery..........       10,371,392   (0.5%)     21,435,425   (1.5%)
 Retail Trade............       85,410,978   (4.2%)    130,225,513   (9.4%)    9,107,736    (3.4%)[
 Software................       59,131,545   (2.9%)     68,992,501   (5.0%)
 Telecommunications
 Equipment & Services....                               15,880,518   (1.1%)    4,694,678    (1.8%)
 Textiles & Apparel......        6,077,783   (0.3%)     26,273,281   (1.9%)      954,522    (0.4%)
 Tires & Rubber..........        5,458,800   (0.3%)                            1,191,661    (0.4%)
 Tobacco.................       29,937,401   (1.5%)     14,880,625   (1.1%)
 Toys & Amusements.......        4,075,259   (0.2%)                            3,087,999    (1.2%)
 Transportation--
 Airlines................       11,143,931   (0.6%)                            2,799,020    (1.0%)
 Transportation--
 Railroad................       13,732,100   (0.7%)                            3,894,818    (1.5%)
 Transportation--
 Trucking................        1,172,450   (0.1%)
 Utilities--Electric.....       59,636,673   (3.0%)                            4,866,641    (1.8%)
 Utilities--Gas
 Distribution &
 Pipelines...............       14,279,257   (0.7%)                            1,658,516    (0.6%)
 Utilities--
 Miscellaneous...........                                                      8,432,787    (3.2%)
 Utilities--Telephone....      130,153,229   (6.4%)     27,899,850   (2.0%)   11,476,736    (4.3%)
                            --------------          --------------          ------------
 Total Common Stock......    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  248,432,454   (93.0%)
                            --------------          --------------          ------------
 PREFERRED STOCK
 Banking.................                                                   $  1,885,762    (0.7%)
 Chemicals...............                                                        706,634    (0.3%)
 Retail Trade............                                                        484,538    (0.2%)
 Software................                                                        808,024    (0.3%)
                            --------------          --------------          ------------
 Total Preferred Stock...                0   (0.0%)              0   (0.0%)    3,884,958    (1.5%)
                            --------------          --------------          ------------
 Total Equity
 Securities..............    2,006,567,129  (99.3%)  1,299,533,870  (93.4%)  252,317,412   (94.5%)
 SHORT-TERM OBLIGATIONS
 Federal Treasury
 Obligations.............          947,146   (0.1%)
 Financial Services......                               82,499,000   (5.9%)
 Finance.................        8,748,846   (0.4%)
 Time Deposit............                                                     11,000,000    (4.1%)
                            --------------          --------------          ------------
 Total Short-Term
 Obligations.............        9,695,992   (0.5%)     82,499,000   (5.9%)   11,000,000    (4.1%)
                            --------------          --------------          ------------
 TOTAL INVESTMENTS.......    2,016,263,121  (99.8%)  1,382,032,870  (99.3%)  263,317,412   (98.6%)
 Other Assets Less
 Liabilities.............        4,216,915   (0.2%)      9,922,742   (0.7%)    3,771,397    (1.4%)
                            --------------          --------------          ------------
 NET ASSETS..............   $2,020,480,036 (100.0%) $1,391,955,612 (100.0%) $267,088,809  (100.0%)
                            ==============          ==============          ============

                         METROPOLITAN SERIES FUND, INC.

                                                         LOOMIS SAYLES
                                                        HIGH YIELD BOND
                                                           PORTFOLIO
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    29,699     (0.1%)
 Forest Products & Paper...............................       171,511     (0.6%)
 Real Estate...........................................       299,587     (1.1%)
 Utilities--Electric...................................       105,000     (0.4%)
 Utilities--Telephone..................................         8,409     (0.0%)
                                                          -----------
 Total Common Stock....................................       614,206     (2.2%)
                                                          -----------
PREFERRED STOCK
 Metals--Steel & Iron..................................       269,750     (1.0%)
 Oil--Services.........................................        30,400     (0.1%)
 Transportation--Trucking..............................        66,800     (0.2%)
 Utilities--Electric...................................        87,336     (0.3%)
                                                          -----------
 Total Preferred Stock.................................       454,286     (1.6%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Broadcasting..........................................        96,750     (0.4%)
 Business Services.....................................       152,250     (0.6%)
 Computer Equipment & Service..........................     1,038,775     (3.7%)
 Electrical Equipment..................................        32,800     (0.1%)
 Electronics...........................................       638,250     (2.3%)
 Entertainment & Leisure...............................       234,750     (0.9%)
 Foreign Obligations...................................     1,350,438     (4.9%)
 Industrials...........................................       633,650     (2.3%)
 Medical Supply........................................       298,500     (1.1%)
 Metals--Steel & Iron..................................         2,000     (0.0%)
 Mining................................................       522,250     (1.9%)
 Miscellaneous.........................................       452,050     (1.6%)
 Oil--International....................................        37,167     (0.1%)
 Pollution Control.....................................       255,469     (0.9%)
 Real Estate...........................................        96,000     (0.3%)
 Restaurant............................................       682,625     (2.5%)
 Retail Trade..........................................        84,250     (0.3%)
 Textiles & Apparel....................................       317,000     (1.1%)
 Transportation--Trucking..............................       116,800     (0.4%)
 Utilities--Telephone..................................       310,000     (1.1%)
                                                          -----------
 Total Convertible Bonds...............................     7,351,774    (26.5%)
                                                          -----------
Corporate Bonds:
 Automotive............................................       177,500     (0.6%)
 Broadcasting..........................................     1,445,555     (5.2%)
 Collateralized Mortgage Obligations...................        98,000     (0.4%)
 Computer Equipment & Service..........................     1,017,754     (3.7%)
 Electronics...........................................       275,525     (1.0%)
 Financial Services....................................       793,750     (2.9%)
 Food & Beverages......................................       997,719     (3.6%)
 Industrials...........................................       525,236     (1.9%)
 Metals--Steel & Iron..................................       152,004     (0.5%)
 Pollution Control.....................................       120,000     (0.4%)
 Real Estate...........................................       247,500     (0.9%)
 Retail Grocery........................................       169,500     (0.6%)
 Retail Trade..........................................       526,625     (1.9%)
 Telecommunications Equipment & Services...............       525,825     (1.9%)
 Utilities--Electric...................................       778,000     (2.8%)
 Utilities--Telephone..................................     2,393,688     (8.6%)
                                                          -----------
 Total Corporate Bonds.................................    10,244,181    (36.9%)
                                                          -----------
 Foreign Obligations...................................     4,150,064    (14.9%)
 Yankee Bonds..........................................     3,152,009    (11.3%)
                                                          -----------
 Total Bonds...........................................    24,898,028    (89.6%)
TOTAL SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS....     1,782,000     (6.4%)
                                                          -----------
TOTAL INVESTMENTS......................................    27,748,520    (99.8%)
 Other Assets Less Liabilities.........................        55,146     (0.2%)
                                                          -----------
NET ASSETS.............................................   $27,803,666   (100.0%)
                                                          ===========

                         METROPOLITAN SERIES FUND, INC.

                               JANUS                T. ROWE PRICE               SCUDDER
                              MID CAP              SMALL CAP GROWTH          GLOBAL EQUITY
                             PORTFOLIO                PORTFOLIO                PORTFOLIO
                            ------------           ----------------          -------------
 COMMON STOCK
 Aerospace...............                            $ 1,929,398       2.1%)  $   582,356    (1.0%)
 Automotive..............   $    868,848    (0.8%)     1,535,550      (1.6%)      334,050    (0.6%)
 Banking.................      2,514,292    (2.4%)     3,793,175      (4.0%)    2,528,176    (4.2%)
 Biotechnology...........                                737,930      (0.8%)      109,238    (0.2%)
 Broadcasting............      9,592,084    (9.2%)     2,176,161      (2.3%)      668,014    (1.1%)
 Building &
  Construction...........                              1,339,459      (1.4%)
 Business Services.......      8,259,757    (8.0%)     9,108,644      (9.7%)      473,850    (0.8%)
 Chemicals...............                                488,150      (0.5%)    4,301,881    (7.1%)
 Computer Equipment &
  Service................      1,355,650    (1.3%)     4,896,551      (5.2%)
 Construction Materials..      5,772,605    (5.6%)       911,288      (1.0%)      511,486    (0.8%)
 Construction & Mining
  Equipment..............        512,742    (0.5%)
 Consumer Products.......                                327,816      (0.4%)    1,038,234    (1.7%)
 Consumer Services.......                                                         230,503    (0.4%)
 Cosmetics...............                                269,325      (0.3%)
 Drugs & Health Care.....      9,479,980    (9.1%)     7,326,342      (7.8%)    1,893,125    (3.1%)
 Education...............      4,412,464    (4.3%)       985,719      (1.0%)
 Electrical Equipment....      3,993,096    (3.9%)     2,149,376      (2.3%)    1,121,131    (1.7%)
 Electronics.............      5,015,736    (4.8%)     6,660,654      (7.1%)      850,606    (1.4%)
 Energy..................                                605,906      (0.6%)
 Entertainment &
  Leisure................      2,498,617    (2.4%)     2,547,108      (2.7%)
 Financial Services......      9,266,979    (8.9%)     1,936,243      (2.1%)    1,252,399    (2.1%)
 Food & Beverages........      1,822,511    (1.8%)       552,782      (0.6%)    1,693,834    (2.8%)
 Forest Products &
  Paper..................                                 52,594      (0.1%)      261,625    (0.4%)
 Healthcare Services.....      1,858,959    (1.8%)     2,159,197      (2.3%)
 Hotel & Motel...........                                981,770      (1.0%)
 Household Appliances &
  Home Furnishings.......                                617,587      (0.7%)
 Insurance...............      2,665,512    (2.6%)     3,326,513      (3.5%)    7,298,843   (12.0%)
 Machinery...............                                 69,400      (0.1%)      584,593    (1.0%)
 Medical Supply..........                              1,846,006      (2.0%)    1,113,861    (1.8%)
 Metals--Gold............                                 14,688      (0.0%)      247,458    (0.4%)
 Metals--Non-Ferrous.....                                364,000      (0.4%)      213,760    (0.4%)
 Metals--Steel & Iron....                                                         458,394    (0.8%)
 Mining..................                                                         443,368    (0.7%)
 Miscellaneous...........                              1,842,291      (2.0%)
 Multi-Industry..........      1,319,463    (1.3%)                              1,727,416    (2.8%)
 Office & Business
  Equipment..............      1,772,944    (1.7%)     2,371,144      (2.5%)    1,768,470    (2.9%)
 Oil & Gas Exploration...                              1,892,111      (2.0%)
 Oil--Domestic...........                                 46,575      (0.0%)
 Oil--International......                                                       1,329,968    (2.2%)
 Oil--Services...........                              1,363,250      (1.4%)      523,959    (0.9%)
 Plastics................      1,356,956    (1.3%)       333,450      (0.4%)
 Pollution Control.......                                448,322      (0.5%)
 Printing & Publishing...                                 38,375      (0.0%)      148,548    (0.2%)
 Real Estate.............      2,574,758    (2.5%)       453,506      (0.5%)      326,281    (0.5%)
 Restaurant..............      9,003,672    (8.7%)       956,133      (1.0%)
 Retail Grocery..........        323,275    (0.3%)       565,025      (0.6%)
 Retail Trade............      3,673,828    (3.5%)     6,760,914      (7.2%)      264,075    (0.4%)
 Shipbuilding............                                416,500      (0.4%)
 Software................      3,020,850    (2.9%)     6,090,820      (6.5%)    1,565,031    (2.6%)
 Technology..............                                 16,949      (0.0%)
 Telecommunications
  Equipment & Services...                              4,621,813      (4.9%)      521,314    (0.9%)
 Textiles & Apparel......                              1,289,919      (1.4%)
 Tires & Rubber..........                                                         458,339    (0.8%)
 Transportation..........                                327,750      (0.3%)
 Transportation--
  Airlines...............      1,388,156    (1.3%)       567,225      (0.6%)    1,067,700    (1.8%)
 Transportation--
  Railroad...............                                494,413      (0.5%)      711,123    (1.2%)
 Transportation--
  Trucking...............                                346,544      (0.4%)
 Utilities--Electric.....      2,729,894    (2.6%)                              3,366,089    (5.5%)
 Utilities--Gas
  Distribution &
  Pipelines..............                                                         619,281    (1.0%)
 Utilities--
  Miscellaneous..........        552,834    (0.5%)
 Utilities--Telephone....      1,637,908    (1.6%)     1,031,758      (1.1%)      963,189    (1.6%)
                            ------------             -----------              -----------
 Total Common Stock......     99,244,370   (95.6%)    91,984,119     (97.8%)   43,571,568   (71.8%)
                            ------------             -----------              -----------
 PREFERRED STOCK
 Food & Beverages........                                                         369,607    (0.6%)
 Metals--Steel & Iron....                                                         651,921    (1.1%)
 Oil--International......                                                         950,554    (1.6%)
 Software................                                                         686,984    (1.1%)
                            ------------             -----------              -----------
 Total Preferred Stock...            --     (0.0%)           --       (0.0%)    2,659,066    (4.4%)
                            ------------             -----------              -----------
 Total Equity
  Securities.............     99,244,370   (95.6%)    91,984,119     (97.8%)   46,230,634   (76.2%)
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury
  Obligations............                                                       8,051,582   (13.2%)
 Foreign Obligations.....                                                       1,873,970    (3.1%)
                            ------------             -----------              -----------
 Total Long-Term Debt
  Securities.............            --     (0.0%)           --       (0.0%)    9,925,552   (16.3%)
 SHORT-TERM OBLIGATIONS
 Commercial Paper........                                                       1,879,000    (3.1%)
 Banking.................                                410,282      (0.4%)
 Federal Agency
  Obligations............      4,999,167    (4.8%)     1,518,800      (1.6%)    3,999,472    (6.6%)
 Financial Services......      4,899,088    (4.7%)     1,657,167      (1.8%)
                            ------------             -----------              -----------
 Total Short-Term
  Obligations............      9,898,255    (9.5%)     3,586,249      (3.8%)    5,878,472    (9.7%)
                            ------------             -----------              -----------
 TOTAL INVESTMENTS.......    109,142,625  (105.1%)    95,570,368    (101.6%)   62,034,658  (102.2%)
 Other Assets Less
  Liabilities............     (5,290,984)  (-5.1%)    (1,550,362)    (-1.6%)   (1,322,516)  (-2.2%)
                            ------------             -----------              -----------
 NET ASSETS..............   $103,851,641  (100.0%)   $94,020,006    (100.0%)  $60,712,142  (100.0%)
                            ============             ===========              ===========

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1997--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "company") as of December 31, 1997 and 1996 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the company at December 31, 1997 and 1996 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, the company has changed the method of accounting for investment income on certain structured securities.

Deloitte & Touche LLP

New York, New York

February 12, 1998, except for Note 17,

as to which the date is March 12, 1998

                    METROPOLITAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS

                        DECEMBER 31, 1997 AND 1996

                               (IN MILLIONS)

                                                        NOTES   1997      1996
                                                        ----- --------  --------
ASSETS
Investments:
  Fixed Maturities:.................................... 2,15
    Available for Sale, at Estimated Fair Value........       $ 92,630  $ 75,039
    Held to Maturity, at Amortized Cost................            --     11,322
  Equity Securities.................................... 2,15     4,250     2,816
  Mortgage Loans on Real Estate........................ 2,15    20,247    18,964
  Policy Loans.........................................   15     5,846     5,842
  Real Estate..........................................    2     6,111     7,498
  Real Estate Joint Ventures...........................    4       680       851
  Other Limited Partnership Interests..................    4       855     1,004
  Leases and Leveraged Leases..........................    2     2,123     1,763
  Short-Term Investments...............................   15       705       741
  Other Invested Assets................................          2,338     2,692
                                                              --------  --------
    Total Investments..................................        135,785   128,532
Cash and Cash Equivalents..............................   15     2,871     2,325
Deferred Policy Acquisition Costs......................          6,436     7,227
Accrued Investment Income..............................          1,860     1,611
Premiums and Other Receivables.........................    5     3,280     2,916
Deferred Income Taxes Recoverable......................    6       --         37
Other Assets...........................................          3,055     2,340
Separate Account Assets................................         48,620    43,763
                                                              --------  --------
Total Assets...........................................       $201,907  $188,751
                                                              ========  ========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits.................................    5  $ 72,125  $ 69,115
Policyholder Account Balances..........................   15    48,533    47,674
Other Policyholder Funds...............................          4,681     4,758
Policyholder Dividends Payable.........................          1,373     1,348
Short- and Long-Term Debt.............................. 9,15     7,203     5,257
Income Taxes Payable:..................................    6
  Current..............................................            480       599
  Deferred.............................................            472       --
Other Liabilities......................................          4,695     4,618
Separate Account Liabilities...........................         48,338    43,399
                                                              --------  --------
Total Liabilities......................................        187,900   176,768
                                                              --------  --------
Commitments and Contingencies (Notes 2 and 10)
Equity
Retained Earnings......................................         12,140    10,937
Net Unrealized Investment Gains........................    3     1,898     1,028
Foreign Currency Translation Adjustments...............            (31)       18
                                                              --------  --------
Total Equity...........................................   16    14,007    11,983
                                                              --------  --------
Total Liabilities and Equity...........................       $201,907  $188,751
                                                              ========  ========

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

         FOR THE YEARS ENDED DECEMBER 31, 1997, AND 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
REVENUES
Premiums......................................     5  $11,299  $11,462  $11,178
Universal Life and Investment-Type Product
 Policy Fee Income............................          1,458    1,243    1,177
Net Investment Income.........................     3    9,475    8,993    8,837
Investment Gains (Losses), Net................     3      798      231     (157)
Commissions, Fees and Other Income............          1,344    1,256      834
                                                      -------  -------  -------
    Total Revenues............................         24,374   23,185   21,869
                                                      -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................     5   12,328   12,399   11,915
Interest Credited to Policyholder Account Bal-
 ances........................................          2,874    2,868    3,143
Policyholder Dividends........................          1,720    1,728    1,786
Other Operating Costs and Expenses............    11    5,759    4,784    4,281
                                                      -------  -------  -------
    Total Benefits and Other Deductions.......         22,681   21,779   21,125
                                                      -------  -------  -------
Earnings from Continuing Operations Before In-
 come Taxes...................................          1,693    1,406      744
Income Taxes..................................     6      476      482      407
                                                      -------  -------  -------
Earnings from Continuing Operations...........          1,217      924      337
                                                      -------  -------  -------
Discontinued Operations:                          13
  Loss from Discontinued Operations (Net of
   Income Tax (Benefit) Expense of $(8) in
   1997, $(18) in 1996 and $32 in 1995).......            (14)     (52)     (54)
  (Loss) Gain on Disposal of Discontinued Op-
   erations (Net of Income Tax (Benefit) Ex-
   pense of $(11) in 1996 and $106 in 1995)...            --       (19)     416
                                                      -------  -------  -------
(Loss) Earnings from Discontinued Operations..            (14)     (71)     362
                                                      -------  -------  -------
Net Earnings..................................    16  $ 1,203  $   853  $   699
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                NOTES  1997     1996     1995
                                                ----- -------  -------  -------
Retained Earnings, Beginning of Year..........        $10,937  $10,084  $ 9,385
Net Earnings..................................          1,203      853      699
                                                      -------  -------  -------
Retained Earnings, End of Year................         12,140   10,937   10,084
                                                      -------  -------  -------
Net Unrealized Investment Gains (Losses), Be-
 ginning of Year..............................          1,028    1,646     (955)
Change in Unrealized Investment Gains (Loss-
 es)..........................................     3      870     (618)   2,601
                                                      -------  -------  -------
Net Unrealized Investment Gains, End of Year..          1,898    1,028    1,646
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, Be-
 ginning of Year..............................             18       24       (2)
Change in Foreign Currency Translation Adjust-
 ments........................................            (49)      (6)      26
                                                      -------  -------  -------
Foreign Currency Translation Adjustments, End
 of Year......................................            (31)      18       24
                                                      -------  -------  -------
Total Equity, End of Year.....................    16  $14,007  $11,983  $11,754
                                                      =======  =======  =======

       See accompanying notes to consolidated financial statements.

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               (IN MILLIONS)

                                                      1997      1996      1995
                                                    --------  --------  --------
Net Earnings                                        $  1,203  $    853  $    699
 Adjustments to Reconcile Net Earnings to Net Cash
  Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.     (159)     (391)     (376)
  Change in Accrued Investment Income..............     (215)      350      (191)
  Change in Premiums and Other Receivables.........     (819)     (106)      (29)
  Change in Undistributed Income of Real Estate
   Joint Ventures and Other
   Limited Partnership Interests...................      163       (45)     (221)
  Gains from Sales of Investments and Businesses,
   Net.............................................   (1,029)     (428)     (595)
  Depreciation and Amortization Expenses...........      516       (18)       30
  Interest Credited to Policyholder Account Bal-
   ances...........................................    2,874     2,868     3,143
  Universal Life and Investment-Type Product Policy
   Fee Income......................................   (1,458)   (1,243)   (1,177)
  Change in Future Policy Benefits.................    1,641     2,149     2,332
  Change in Other Policyholder Funds...............       88       181       (66)
  Change in Income Taxes Payable...................      (99)     (134)      327
  Other, Net.......................................      512      (348)      947
                                                    --------  --------  --------
Net Cash Provided by Operating Activities..........    3,218     3,688     4,823
                                                    --------  --------  --------
Cash Flows from Investing Activities
 Sales, Maturities and Repayments of:
   Fixed Maturities................................   75,346    76,117    64,372
   Equity Securities...............................    1,821     2,069       694
   Mortgage Loans on Real Estate...................    2,381     2,380     3,182
   Real Estate.....................................    1,875     1,948     1,193
   Real Estate Joint Ventures......................      205       410       387
   Other Limited Partnership Interests.............      166       178        42
   Leases and Leveraged Leases.....................      192       102       123
 Purchases of:
   Fixed Maturities................................  (76,603)  (76,225)  (66,693)
   Equity Securities...............................   (2,121)   (2,742)     (781)
   Mortgage Loans on Real Estate...................   (4,119)   (4,225)   (2,491)
   Real Estate.....................................     (387)     (859)     (904)
   Real Estate Joint Ventures......................      (72)     (130)     (285)
   Other Limited Partnership Interests.............     (338)     (307)      (87)
   Assets to be Leased.............................     (738)     (585)     (383)
 Net Change in Short-Term Investments..............       37     1,028      (634)
 Net Change in Policy Loans........................       17      (128)     (112)
 Other, Net........................................      442        45      (308)
                                                    --------  --------  --------
Net Cash Used by Investing Activities..............   (1,896)     (924)   (2,685)
                                                    --------  --------  --------
Cash Flows from Financing Activities
 Policyholder Account Balances:
    Deposits.......................................   16,061    17,167    16,017
    Withdrawals....................................  (18,831)  (19,321)  (19,142)
 Additions to Long-Term Debt.......................      828       --        692
 Repayments of Long-Term Debt......................      (99)     (284)     (389)
 Net Increase (Decrease) in Short-Term Debt........    1,265        69       (78)
                                                    --------  --------  --------
Net Cash Used by Financing Activities..............     (776)   (2,369)   (2,900)
                                                    --------  --------  --------
Change in Cash and Cash Equivalents................      546       395      (762)
Cash and Cash Equivalents, Beginning of Year.......    2,325     1,930     2,692
                                                    --------  --------  --------
Cash and Cash Equivalents, End of Year............. $  2,871  $  2,325  $  1,930
                                                    ========  ========  ========
Supplemental Cash Flow Information
  Interest Paid.................................... $    422  $    310  $    280
                                                    ========  ========  ========
  Income Taxes Paid................................ $    589  $    497  $    283
                                                    ========  ========  ========

       See accompanying notes to consolidated financial statements.

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

    UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE IN MILLIONS OF DOLLARS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "company") provide life insurance and annuity products and pension, pension-related and investment-related products and services to individuals, corporations and other institutions. The company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Minority interest relating to certain consolidated entities amounted to $277 and $149 at December 31, 1997 and 1996, respectively, and is included in other liabilities. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior years' amounts have been reclassified to conform to the 1997 presentation.

  On December 31, 1995, the company reclassified (under one-time accounting implementation guidance) to available for sale certain held to maturity securities. On July 1, 1997, the company reclassified to available for sale all securities classified as held to maturity on that date as management concluded that all securities are now available for sale. As a result, consolidated equity at July 1, 1997 and December 31, 1995 increased by $198 and $135, respectively, excluding the effects of deferred income taxes, amounts attributable to participating pension contracts, and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

  During 1997 management changed to the retrospective interest method of accounting for investment income on structured note securities in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income is not material.

 VALUATION OF INVESTMENTS

  SECURITIES--As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, 1997, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds and redeemable preferred stock) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes, amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition. Costs of securities are adjusted for impairments in value considered other than temporary. Such adjustments are recorded as realized investment losses.

  All security transactions are recorded on a trade date basis.

  MORTGAGE LOANS in good standing are carried at amortized cost. A provision is made for a realized investment loss (and a corresponding allowance is established) when it becomes probable that the company will be unable to collect all amounts due under the terms of the loan agreement. The provision generally is equal to the excess of the carrying value of the mortgage loan over its estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. Mortgage loans considered to be uncollectible are charged against the allowance and subsequent recoveries are credited to the allowance. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income earned on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

  POLICY LOANS are stated at unpaid principal balances.

  INVESTMENT REAL ESTATE is generally stated at depreciated cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. If events or changes in circumstances indicate that the carrying amount of the investment exceeds its expected future cash flows, a realized investment loss is recorded for the impairment. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in the allowance relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation of real estate is computed evenly over the estimated useful lives of the properties (20 to 40 years).

  LEASES AND LEVERAGED LEASES--The company is the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due and the estimated residual value of the leased equipment less the unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated evenly over its estimated economic life.

  The company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the purchase price. The financing is generally in the form of long-term debt that provides for no recourse against the company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

  SHORT-TERM INVESTMENTS are stated at amortized cost, which approximates fair value.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are deducted from asset categories to which they apply and provisions for losses for investments are included in investment gains and losses. Investment gains and losses are reduced by amounts attributable to participating pension contracts and adjustments of deferred policy acquisition costs and future policy benefit loss recognition.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided evenly or using sum of the years digits method over the lesser of estimated useful lives of the assets or, where appropriate, the term of the lease. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Amortization of leasehold improvements is provided evenly over the lesser of the term of the lease or the estimated useful life of the improvements.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products. Amortization is recorded based on a constant percentage of estimated gross margins or profits (arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience). Changes to amounts previously amortized are reflected in earnings in the period related estimates are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings when they occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the estimated life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 OTHER INTANGIBLE ASSETS

  The value of insurance acquired and the excess of purchase price over the fair value of net assets acquired are included in other assets. The value of insurance acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The excess of purchase price over the fair value of net assets acquired is amortized evenly over 10 years.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 6.0 percent to 8.25 percent.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience. Revisions of estimates are reflected in net earnings in the year such refinements are made.

 RECOGNITION OF INCOME AND EXPENSE

  Premiums from traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are matched with such income resulting in the recognition of profits over the life of the contract. This match is accomplished through the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Premiums due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due with any excess profit deferred and recognized as income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract term.

  Premiums from universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the company.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated U.S. federal income tax return and separate income tax returns as required. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 DISCONTINUED OPERATIONS

  Certain operations have been discontinued and, accordingly, are segregated in the consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year-end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 FUTURE APPLICATION OF ACCOUNTING STANDARDS

  Statement of Financial Accounting Standards ("SFAS") No. 125 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and SFAS No. 127 Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 provide accounting and reporting standards relating to transfers of security interests, repurchase agreements, dollar rolls, securities lending and similar transactions which will be effective in 1998. The company believes that the application of these standards will not have a material impact on the company's results of operations, financial position or liquidity.

 SFAS No. 130 Reporting Comprehensive Income establishes standards for reporting and presentation of comprehensive income and its components and will be effective in 1998. Comprehensive income, which includes all changes to equity except those resulting from investments by owners or distributions to owners, was $2,024, $229 and $3,326 in 1997, 1996 and 1995, respectively.
Consolidated statements of comprehensive income have not been presented, as the company has not determined the individual amounts to be displayed in such statements.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss, and estimated fair value of fixed maturity and equity securities, by category, were as follows:

                                           COST OR  GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN     LOSS  FAIR VALUE
                                          --------- --------- -----------------
DECEMBER 31, 1997
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies............ $ 10,619    $ 1,511 $    2  $ 12,128
   States and political subdivisions.....      486         22     --       508
   Foreign governments...................    3,420        371     52     3,739
   Corporate.............................   41,191      2,343    290    43,244
   Mortgage-backed securities............   22,191        572     21    22,742
   Other.................................    9,463        428    134     9,757
                                          --------  --------- ------  --------
     Total bonds.........................   87,370      5,247    499    92,118
 Redeemable preferred stocks.............      494         19      1       512
                                          --------  --------- ------  --------
     Total fixed maturities.............. $ 87,864  $   5,266 $  500  $ 92,630
                                          ========  ========= ======  ========
Equity Securities:
 Common stocks........................... $  2,444  $   1,716 $  105  $  4,055
 Nonredeemable preferred stocks..........      201          5     11       195
                                          --------  --------- ------  --------
     Total equity securities............. $  2,645  $   1,721 $  116  $  4,250
                                          ========  ========= ======  ========

                                          COST OR  GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
DECEMBER 31, 1996
Available for Sale Securities:
Fixed Maturities:
 Bonds:
   U. S. Treasury securities and
    obligations of U. S. government
    corporations and agencies...........  $12,949  $     901    $128  $13,722
   States and political subdivisions....      536         13       1      548
   Foreign governments..................    2,597        266       6    2,857
   Corporate............................   32,520      1,102     294   33,328
   Mortgage-backed securities...........   21,200        407      91   21,516
   Other................................    2,511         90      30    2,571
                                          -------  --------- -------  -------
     Total bonds........................   72,313      2,779     550   74,542
 Redeemable preferred stocks............      500         --       3      497
                                          -------  --------- -------  -------
     Total fixed maturities.............  $72,813  $   2,779 $   553  $75,039
                                          =======  ========= =======  =======
Equity Securities:
 Common stocks..........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks.........      371         51      81      341
                                          -------  --------- -------  -------
     Total equity securities............  $ 2,253  $     699 $   136  $ 2,816
                                          =======  ========= =======  =======

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------  ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- -------- -------- ----------
DECEMBER 31, 1996
Held to Maturity Securities:
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obliga-
    tions of U.S. government corpora-
    tions and
    agencies............................  $    48  $      3           $    51
   States and political subdivisions....       58         1                59
   Foreign governments..................      260         5               265
   Corporate............................    7,520       236 $     64    7,692
   Mortgage-backed securities...........      689         1       16      674
   Other................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
     Total bonds........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1        --       --        1
                                          -------  -------- --------  -------
     Total fixed maturities.............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

  The amortized cost and estimated fair value of bonds, by contractual maturity, were as follows:

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1997
      Due in one year or less..............................  $ 1,916   $ 1,927
      Due after one year through five years................   15,830    16,260
      Due after five years through 10 years................   23,023    24,067
      Due after 10 years...................................   24,410    27,122
                                                             -------   -------
        Subtotal...........................................   65,179    69,376
      Mortgage-backed securities...........................   22,191    22,742
                                                             -------   -------
        Total..............................................  $87,370   $92,118
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

 MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1997, approximately 15 percent, 7 percent and 6 percent of the properties were located in California, Illinois and Florida, respectively. Generally, the company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                       1997 1996
                                                                       ---- ----
      DECEMBER 31
      Office buildings................................................  32%  30%
      Retail..........................................................  16%  19%
      Residential.....................................................  15%  16%
      Agricultural....................................................  18%  18%
      Other...........................................................  19%  17%
                                                                       ---- ----
        Total......................................................... 100% 100%
                                                                       ==== ====

  Many of the company's real estate joint ventures have mortgage loans with the company. The carrying values of such mortgages were $753 and $869 at December 31, 1997 and 1996, respectively.

  Mortgage loan valuation allowances and changes thereto were as follows:

                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1............................... $  444  $  466  $  483
      Additions charged to income......................     61     144     107
      Deductions for writedowns and dispositions.......   (241)   (166)   (124)
                                                        ------  ------  ------
      Balance, December 31............................. $  264  $  444  $  466
                                                        ======  ======  ======

   Impaired mortgage loans and related valuation allowances were as follows:

                                                         1997    1996
                                                        ------  ------
      DECEMBER 31
      Impaired mortgage loans with valuation allow-
       ances........................................... $1,231  $1,677
      Impaired mortgage loans with no valuation allow-
       ances...........................................    306     165
                                                        ------  ------
      Recorded investment in impaired mortgage loans...  1,537   1,842
      Valuation allowances.............................   (250)   (427)
                                                        ------  ------
      Net impaired mortgage loans...................... $1,287  $1,415
                                                        ======  ======
                                                         1997    1996    1995
                                                        ------  ------  ------
      YEARS ENDED DECEMBER 31
      Average recorded investment in impaired mortgage
       loans........................................... $1,680  $2,113  $2,365
                                                        ======  ======  ======

  Interest income on impaired mortgage loans recorded on a cash basis totaled $110 , $122 and $169 for the years ended December 31, 1997, 1996 and 1995, respectively.

 REAL ESTATE

  Accumulated depreciation on real estate was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
      YEARS ENDED DECEMBER 31
      Balance, January 1................................ $2,109  $2,187  $2,757
      Depreciation expense..............................    332     348     427
      Deductions for dispositions.......................   (475)   (426)   (997)
                                                         ------  ------  ------
      Balance, December 31.............................. $1,966  $2,109  $2,187
                                                         ======  ======  ======

  Real estate valuation allowances and changes thereto were as follows:

                                                            1997   1996   1995
                                                            -----  -----  -----
      YEARS ENDED DECEMBER 31
      Balance, January 1................................... $ 529  $ 743  $ 622
      (Credited) charged to income.........................   (52)   127    358
      Deductions for writedowns and dispositions...........  (436)  (341)  (237)
                                                            -----  -----  -----
      Balance, December 31................................. $  41  $ 529  $ 743
                                                            =====  =====  =====

  The above table does not include valuation allowances of $55, $118 and $167 at December 31, 1997, 1996 and 1995, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the company established valuation allowances for all impaired real estate investments including real estate held for investment. During 1996, $150 of allowances relating to real estate held for investment were applied as writedowns to specific properties. During 1997, allowances of $94 relating to real estate held for sale were applied as writedowns to specific properties. The balances in the real estate valuation allowances at December 31, 1997 and 1996, relate to properties that management has committed to a plan of sale. The carrying values, net of valuation allowances, of properties committed to a plan of sale were $206 and $1,844 at December 31, 1997 and 1996, respectively. Net investment income relating to such properties was $8 and $60 for the years ended December 31, 1997 and 1996, respectively.

  At December 31, 1997 and 1996, the company owned real estate acquired in satisfaction of debt of $218 and $456, respectively.

 LEASES AND LEVERAGED LEASES

  The company's investment in direct financing leases and leveraged leases was as follows:

                                     DIRECT
                                    FINANCING      LEVERAGED
                                     LEASES          LEASES          TOTAL
                                  --------------  -------------  --------------
                                   1997    1996    1997   1996    1997    1996
                                  ------  ------  ------  -----  ------  ------
      DECEMBER 31
      Investment................  $1,137  $1,247  $  851  $ 387  $1,988  $1,634
      Estimated residual values.     183     238     641    543     824     781
                                  ------  ------  ------  -----  ------  ------
        Total...................   1,320   1,485   1,492    930   2,812   2,415
      Unearned income...........    (261)   (336)   (428)  (316)   (689)   (652)
                                  ------  ------  ------  -----  ------  ------
      Net investment............  $1,059  $1,149  $1,064  $ 614  $2,123  $1,763
                                  ======  ======  ======  =====  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

   Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases were as follows:

                                                       DIRECT
                                                      FINANCING RESIDUALS TOTAL
                                                      --------- --------- ------
      YEARS ENDED DECEMBER 31
        1998.........................................  $  229     $ 14    $  243
        1999.........................................     211       19       230
        2000.........................................     192       25       217
        2001.........................................     147       19       166
        2002.........................................     114       22       136
        Thereafter...................................     244       84       328
                                                       ------     ----    ------
        Total........................................  $1,137     $183    $1,320
                                                       ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flows.

 FINANCIAL INSTRUMENTS

  The company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the consolidated balance sheets. To further minimize the credit risks related to this lending program, the company regularly monitors the financial condition of the borrowers.

  The company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The company also may occasionally sell covered call options. The company does not engage in trading of derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1997, the company employed several ongoing derivatives strategies. The company entered into a number of anticipatory hedge agreements using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expense related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

 ASSETS ON DEPOSIT

  As of December 31, 1997 and 1996, the company had assets on deposit with regulatory agencies of $4,695 and $4,062, respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of net investment income were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $ 6,455  $ 6,042  $ 6,006
       Equity securities...........................       50       60       45
       Mortgage loans on real estate...............    1,684    1,523    1,501
       Policy loans................................      368      399      394
       Real estate.................................    1,566    1,647    1,833
       Real estate joint ventures..................       42       21       41
       Other limited partnership interests.........      302      215      149
       Leases and leveraged leases.................      131      135      113
       Cash, cash equivalents and short-term in-
        vestments..................................      169      214      231
       Other investment income.....................      235      281      326
                                                     -------  -------  -------
       Gross investment income.....................   11,002   10,537   10,639
       Investment expenses.........................   (1,527)  (1,544)  (1,802)
                                                     -------  -------  -------
       Investment income, net......................  $ 9,475  $ 8,993  $ 8,837
                                                     =======  =======  =======

  Investment gains (losses), including changes in valuation allowances, were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Fixed maturities............................  $   118  $   234  $   621
       Equity securities...........................      224       78       (5)
       Mortgage loans on real estate...............       56      (86)     (51)
       Real estate.................................      249      165     (375)
       Real estate joint ventures..................      117       61     (142)
       Other limited partnership interests.........      103       82      117
       Other.......................................      162      (76)     (92)
                                                     -------  -------  -------
           Subtotal................................    1,029      458       73
       Investment gains relating to:
         Participating pension contracts...........      (35)     (20)      --
         Amortization of deferred policy acquisi-
          tion costs...............................      (70)      (4)     (78)
         Future policy benefit loss recognition....     (126)    (203)    (152)
                                                     -------  -------  -------
       Net investment gains (losses)...............  $   798  $   231  $  (157)
                                                     =======  =======  =======

  Sales of bonds were as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
       YEARS ENDED DECEMBER 31
       Bonds classified as available for sale
         Proceeds..................................  $72,396  $74,580  $58,537
         Gross realized gains......................      691    1,069    1,013
         Gross realized losses.....................      584      842      402
       Bonds classified as held to maturity
         Proceeds..................................  $   352  $ 1,281  $ 1,806
         Gross realized gains......................        5       10       17
         Gross realized losses.....................        1        1        4

  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years were as follows:


                                                        1997    1996    1995
                                                       ------  ------  -------
       DECEMBER 31
       Balance, comprised of:
         Unrealized investment gains on:
           Fixed maturities..........................  $4,766  $2,226  $ 5,166
           Equity securities.........................   1,605     563      210
           Other.....................................     294     474      380
                                                       ------  ------  -------
                                                        6,665   3,263    5,756
                                                       ------  ------  -------
         Amounts allocable to:
         Participating pension contracts.............     312       9      350
         Loss recognition............................   2,189   1,219    2,064
         Deferred policy acquisition cost............   1,147     420      748
         Deferred income taxes.......................   1,119     587      948
                                                       ------  ------  -------
                                                        4,767   2,235    4,110
                                                       ------  ------  -------
             Total...................................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======
                                                        1997    1996    1995
                                                       ------  ------  -------
       YEARS ENDED DECEMBER 31
       Balance, January 1............................  $1,028  $1,646  $  (955)
       Unrealized investment gains (losses) during
        year.........................................   3,402  (2,493)   7,665
       Unrealized investment (gains) losses allocable
        to:
         Participating pension contracts.............    (303)    341     (258)
         Loss recognition............................    (970)    845   (2,063)
         Deferred policy acquisition costs...........    (727)    328   (1,247)
       Deferred income taxes.........................    (532)    361   (1,496)
                                                       ------  ------  -------
       Balance, December 31..........................  $1,898  $1,028  $ 1,646
                                                       ======  ======  =======

4. JOINT VENTURES AND OTHER LIMITED PARTNERSHIPS

  Combined financial information for real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the company has an investment of at least $10 and an equity interest of at least 10 percent, was as follows:

                                                                    1997   1996
                                                                   ------ ------
        DECEMBER 31
        Assets:
          Investments in real estate, at depreciated cost........  $  938 $1,030
          Investments in securities, at estimated fair value.....     717    621
          Cash and cash equivalents..............................     141     37
          Other..................................................     984  1,030
                                                                   ------ ------
            Total assets.........................................   2,780  2,718
                                                                   ------ ------
        Liabilities:
          Borrowed funds--third party............................     384    243
          Borrowed funds--MetLife................................     136     69
          Other..................................................     678    915
                                                                   ------ ------
            Total liabilities....................................   1,198  1,227
                                                                   ------ ------
        Partners' capital........................................  $1,582 $1,491
                                                                   ====== ======
        MetLife equity in partners' capital included above.......  $  822 $  786
                                                                   ====== ======

                                                           1997   1996   1995
                                                           -----  -----  -----
        YEARS ENDED DECEMBER 31
        Operations:
          Revenues of real estate joint ventures.........  $ 291  $ 275  $ 364
          Revenues of other limited partnership inter-
           ests..........................................    276    297    417
          Interest expense--third party..................    (25)   (11)   (26)
          Interest expense--MetLife......................    (16)   (19)   (31)
          Other expenses.................................   (396)  (411)  (501)
                                                           -----  -----  -----
        Net earnings.....................................  $ 130  $ 131  $ 223
                                                           =====  =====  =====
        MetLife earnings from real estate joint ventures
         and other limited partnership interests included
         above...........................................  $  59  $  34  $  28
                                                           =====  =====  =====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The company assumes and cedes insurance with other insurance companies. The consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned was as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
        YEARS ENDED DECEMBER 31
        Direct premiums............................  $12,749  $12,569  $11,944
        Reinsurance assumed........................      360      508      812
        Reinsurance ceded..........................   (1,810)  (1,615)  (1,578)
                                                     -------  -------  -------
        Net premiums earned........................  $11,299  $11,462  $11,178
                                                     =======  =======  =======
        Reinsurance recoveries netted against
         policyholder benefits.....................  $ 1,689  $ 1,667  $ 1,523
                                                     =======  =======  =======

  Premiums and other receivables in the consolidated balance sheets include reinsurance recoverables of $1,579 and $700 at December 31, 1997 and 1996, respectively.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts was as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Balance at January 1...........................  $3,345  $3,296  $2,670
          Reinsurance recoverables.....................    (215)   (214)   (104)
                                                         ------  ------  ------
        Net balance at January 1.......................   3,130   3,082   2,566
                                                         ------  ------  ------
        Incurred related to:
          Current year.................................   2,855   2,951   3,420
          Prior years..................................      88    (114)    (68)
                                                         ------  ------  ------
            Total incurred.............................   2,943   2,837   3,352
                                                         ------  ------  ------
        Paid related to:
          Current year.................................   1,832   1,998   2,053
          Prior years..................................     815     791     783
                                                         ------  ------  ------
            Total paid.................................   2,647   2,789   2,836
                                                         ------  ------  ------
        Net balance at December 31.....................   3,426   3,130   3,082
          Plus reinsurance recoverables................     229     215     214
                                                         ------  ------  ------
        Balance at December 31.........................  $3,655  $3,345  $3,296
                                                         ======  ======  ======

  The company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the company's results of operations. The company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U. S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  The income tax expense (benefit) of continuing operations was as follows:

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
         1997
         Federal.........................................  $432     $(26)  $406
         State and local.................................    10        9     19
         Foreign.........................................    26       25     51
                                                           ----     ----   ----
           Total.........................................  $468     $  8   $476
                                                           ====     ====   ====
         1996
         Federal.........................................  $346     $ 66   $412
         State and local.................................    25        6     31
         Foreign.........................................    27       12     39
                                                           ----     ----   ----
           Total.........................................  $398     $ 84   $482
                                                           ====     ====   ====
         1995
         Federal.........................................  $241     $ 65   $306
         State and local.................................    52        3     55
         Foreign.........................................    22       24     46
                                                           ----     ----   ----
           Total.........................................  $315     $ 92   $407
                                                           ====     ====   ====

  Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes were as follows:

                                                            1997    1996   1995
                                                           ------  ------  ----
         YEARS ENDED DECEMBER 31
         Earnings from continuing operations before
          income taxes...................................  $1,693  $1,406  $744
         Income tax rate.................................      35%     35%   35%
                                                           ------  ------  ----
         Expected income tax expense at federal statutory
          income tax rate................................     593     492   260
         Tax effect of:
           Tax exempt investment income..................     (30)    (18)   (9)
           Goodwill......................................       9     --    --
           Differential earnings amount..................     (40)     38    67
           State and local income taxes..................      15      23    37
           Foreign operations............................       7      (7)   25
           Tax credits...................................     (15)    (15)  (15)
           Prior year taxes..............................      (2)    (46)   (3)
           Sale of subsidiary............................     (41)     --    --
           Other, net....................................     (20)     15    45
                                                           ------  ------  ----
         Income taxes....................................  $  476  $  482  $407
                                                           ======  ======  ====

  The deferred income tax assets or liabilities recorded at December 31, 1997 and 1996 represent the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred income tax asset or liability were as follows:

                                                           1997    1996
                                                          ------  ------
       DECEMBER 31
       Deferred income tax assets:
         Policyholder liabilities and receivables........ $3,010  $2,889
         Net operating loss carryforwards................     33      38
         Other, net......................................    938     698
                                                          ------  ------
           Total gross deferred income tax assets........  3,981   3,625
         Less valuation allowance........................     24      14
                                                          ------  ------
       Deferred income tax assets, net of valuation al-
        lowance..........................................  3,957   3,611
                                                          ------  ------
       Deferred income tax liabilities:
         Investments.....................................  1,227     848
         Deferred policy acquisition costs...............  1,890   1,940
         Net unrealized capital gains....................  1,119     587
         Other, net......................................    193     199
                                                          ------  ------
           Total deferred income tax liabilities.........  4,429   3,574
                                                          ------  ------
       Net deferred income tax (liability) asset......... $ (472) $   37
                                                          ======  ======

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Policyholder liabilities and receivables........... $(109) $  53  $(105)
       Net operating loss carryforwards...................     5    (19)    89
       Investments........................................   382     50    199
       Deferred policy acquisition costs..................   (51)    55     49
       Change in valuation allowance......................    10      4     (6)
       Other, net.........................................  (229)   (59)  (134)
                                                           -----  -----  -----
         Total............................................ $   8  $  84  $  92
                                                           =====  =====  =====

  The valuation allowance for the tax benefits of net operating loss carryforwards reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred income tax asset is realizable. U.S. tax basis net operating loss carryforwards of $15 are available, subject to statutory limitation, to offset taxable income through the year 2012.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension (credit) cost for the defined benefit qualified and nonqualified pension plans were as follows:

                                                           1997   1996   1995
                                                           -----  -----  -----
       YEARS ENDED DECEMBER 31
       Service cost....................................... $  73  $  77  $  62
       Interest cost on projected benefit obligation......   244    232    222
       Actual return on assets............................  (318)  (273)  (280)
       Net amortization and deferrals.....................    (5)   (12)   (13)
                                                           -----  -----  -----
       Net periodic pension (credit) cost................. $  (6) $  24  $  (9)
                                                           =====  =====  =====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation were as follows:

                                           1997                   1996
                                  ---------------------- ----------------------
                                  OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                  ---------- ----------- ---------- -----------
     DECEMBER 31
     Actuarial present value of
      obligations:
      Vested....................    $2,804      $ 251      $2,668      $223
      Nonvested.................        33          2          36         2
                                    ------      -----      ------      ----
     Accumulated benefit obliga-
      tion......................    $2,837      $ 253      $2,704      $225
                                    ======      =====      ======      ====
     Projected benefit obliga-
      tion......................    $3,170      $ 353      $2,958      $310
     Plan assets (principally
      company investment
      contracts) at contract
      value                          3,831        151       3,495       133
                                    ------      -----      ------      ----
     Plan assets in excess of
      (less than) projected
      benefit obligation........       661       (202)        537      (177)
     Unrecognized prior service
      cost......................       125         25         139        26
     Unrecognized net (gain)
      loss from past experience
      different from that
      assumed...................      (130)        21         (27)       60
     Unrecognized net asset at
      transition................      (140)       --         (176)      --
                                    ------      -----      ------      ----
     Prepaid (accrued) pension
      cost at December 31.......    $  516      $(156)     $  473      $(91)
                                    ======      =====      ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 7.75 percent for 1997 and 7.25 percent to 8.0 percent for 1996. The weighted average assumed rate of increase in future compensation levels ranged from 4.5 percent to 8.5 percent in 1997 and from 4.0 percent to 8.0 percent in 1996. The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.75 percent in 1997 and ranged from 8.0 percent to
8.5 percent in 1996. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

 SAVINGS AND INVESTMENT PLANS

  The company sponsors savings and investment plans available for substantially all employees under which the company matches a portion of employee contributions. During 1997, 1996 and 1995, the company contributed $44, $42 and $49, respectively, to the plans.

 OTHER POSTRETIREMENT BENEFITS

  The company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the company.

  The components of the net periodic nonpension postretirement benefit cost were as follows:

                                                              1997  1996  1995
                                                              ----  ----  ----
        YEARS ENDED DECEMBER 31
        Service cost......................................... $ 31  $ 41  $ 28
        Interest cost on accumulated postretirement benefit
         obligation..........................................  122   127   115
        Actual return on plan assets (company insurance
         contracts)..........................................  (66)  (58)  (63)
        Net amortization and deferrals.......................   (5)    2    (9)
                                                              ----  ----  ----
        Net periodic nonpension postretirement benefit cost.. $ 82  $112  $ 71
                                                              ====  ====  ====

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the company's consolidated balance sheets.

                                                                 1997    1996
                                                                ------  ------
        DECEMBER 31
        Accumulated postretirement benefit obligation:
         Retirees.............................................  $1,251  $1,228
         Fully eligible active employees......................     115     145
         Active employees not eligible to retire..............     397     400
                                                                ------  ------
          Total...............................................   1,763   1,773
        Plan assets (company insurance contracts) at contract
         value................................................   1,004     897
                                                                ------  ------
        Plan assets less than accumulated postretirement
         benefit obligation...................................    (759)   (876)
        Unrecognized net gain from past experience different
         from that assumed and from changes in assumptions....    (173)    (60)
                                                                ------  ------
        Accrued nonpension postretirement benefit cost at
         December 31..........................................  $ (932) $ (936)
                                                                ======  ======

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.0 percent in 1997, gradually decreasing to 5.25 percent over five years and generally 9.5 percent in 1996 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.25 percent to 7.75 percent at December 31, 1997 and
7.0 percent to 7.75 percent at December 31, 1996.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1997 would be increased 6.75 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1997, would be an increase of 9.7 percent.

8. LEASES

 RENTAL INCOME ON REAL ESTATE OWNED AND LEASE EXPENSE

  In accordance with industry practice, certain of the company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. Additionally, the company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, gross minimum rental payments and minimum sublease rental income relating to these lease agreements were as follows:

                                                                GROSS
                                                        RENTAL  RENTAL  SUBLEASE
                                                        INCOME PAYMENTS  INCOME
                                                        ------ -------- --------
         DECEMBER 31
         1998.......................................... $ 697    $146     $55
         1999..........................................   657     127      52
         2000..........................................   604     103      50
         2001..........................................   560      82      44
         2002..........................................   496      59      36
         2003 and thereafter........................... 2,724     103      68

9. DEBT

  Debt consisted of the following:

                                                         SCHEDULED
                                                         MATURITY   1997   1996
                                                         --------- ------ ------
        DECEMBER 31
        Surplus notes:
         6.300%                                               2003 $  397 $  396
         7.000%                                               2005    249    248
         7.700%                                               2015    198    197
         7.450%                                               2023    296    296
         7.875%                                               2024    148    148
         7.800%                                               2025    248    248
        Floating rate notes, interest rates
         based on LIBOR................................. 1999-2007    358     49
        Fixed rate notes, interest rates ranging from
         5.80%-10.50%................................... 1998-2007    519    135
        Zero coupon Eurobonds...........................      1999     79     71
        Other...........................................              124    158
                                                                   ------ ------
        Total long-term debt............................            2,616  1,946
        Short-term debt.................................            4,587  3,311
                                                                   ------ ------
        Total...........................................           $7,203 $5,257
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, in whole or in part, at the election of the company at any time on or after November 1, 2003.

  At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years amounted to $80, $377, $178, $9 and $11, respectively, and $1,979 thereafter.

10. CONTINGENCIES

  The company is currently a defendant in numerous state and federal lawsuits (including individual suits and putative class actions) raising allegations of improper marketing of individual life insurance. Litigation seeking compensatory and/or punitive damages relating to the marketing by the company of individual life insurance (including putative class and individual actions) continues to be brought by or on behalf of policyholders and others. These cases, most of which are in the early stages of litigation, seek substantial damages, including in some cases claims for punitive and treble damages and attorneys' fees, and raise, among other claims, allegations that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure as to the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. Putative classes have been certified, conditionally or subject to appeal, in state court actions covering certain policyholders in California and West Virginia; class certification has been denied in a state court action in Ohio thus far. A number of the federal cases alleging improper marketing of individual life insurance have been consolidated in the United States District Court for the Western District of Pennsylvania and the United States District Court in Massachusetts for pretrial proceedings. Additional litigation relating to the company's marketing of individual life insurance may be commenced in the future. The company is vigorously defending itself in these actions.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the company's sales of individual life insurance, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. In addition, an investigation by the Office of the United States Attorney for the Middle District of Florida, which commenced in 1994, into certain of the retirement and savings plan selling allegations that have been a subject of regulatory inquiries, has not been closed.

  In addition to the foregoing matters, the company is a defendant in a large number of asbestos lawsuits relating to allegations regarding certain research, advice and publication activity that occurred decades ago. While the company believes that it has significant defenses to these claims and has effected settlements in many of these cases and has prevailed in certain cases, it is not possible to predict the number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the company.

  Various litigation, claims and assessments against the company, in addition to the aforementioned and those otherwise provided for in the company's financial statements, have arisen in the course of the company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other state authorities regularly make inquiries and conduct investigations concerning the company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the company's management that their outcome, after consideration of the provisions made in the company's financial statements, is not likely to have a material adverse effect on the company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses were as follows:

                                                          1997    1996    1995
                                                         ------  ------  ------
        YEARS ENDED DECEMBER 31
        Compensation costs.............................  $2,072  $1,813  $1,607
        Commissions....................................     766     722     853
        Interest and debt issue costs..................     453     311     285
        Amortization of policy acquisition costs.......     771     633     606
        Capitalization of policy acquisition costs.....  (1,000) (1,028) (1,060)
        Rent expense, net of sublease..................     179     180     184
        Restructuring charges..........................      --      18      88
        Minority interest..............................      51      30      22
        Other..........................................   2,467   2,105   1,696
                                                         ------  ------  ------
        Total..........................................  $5,759  $4,784  $4,281
                                                         ======  ======  ======

  During 1996 and 1995, the company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. OTHER INTANGIBLE ASSETS

  The value of business acquired and the excess of purchase price over the fair value of net assets acquired and changes thereto were as follows:

                                                        EXCESS OF PURCHASE PRICE
                                                           OVER FAIR VALUE OF
                         VALUE OF BUSINESS ACQUIRED       NET ASSETS ACQUIRED
                         ----------------------------  ----------------------------
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
YEARS ENDED DECEMBER 31
Net Balance, January 1.. $    358  $    381  $      6  $    544  $    377  $    413
Acquisitions............      176         7       396       387       197       221
Dispositions............      --        --        --        --        --       (236)
Amortization............      (36)      (30)      (21)      (47)      (30)      (21)
                         --------  --------  --------  --------  --------  --------
Net balance, December
 31..................... $    498  $    358  $    381  $    884  $    544  $    377
                         ========  ========  ========  ========  ========  ========
                           1997      1996      1995      1997      1996      1995
                         --------  --------  --------  --------  --------  --------
DECEMBER 31
Accumulated amortiza-
 tion................... $     87  $     51  $     21  $    148  $    101  $     71
                         ========  ========  ========  ========  ========  ========

13. DISCONTINUED OPERATIONS

  In January 1995 the company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the company received $485 face amount of United HealthCare Corporation convertible preferred stock and $326 in cash (including additional consideration of $50 in 1996). The sale resulted in an aftertax loss of $36 in 1996 and an aftertax gain of $372 in 1995. Operating losses in 1997 and 1996 related principally to the finalization of the transfer of group medical contracts to United HealthCare Corporation.

  During 1995 the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 (including additional cash consideration of $25 in 1996), resulting in aftertax gains of $17 in 1996 and $44 in 1995.

14. CONSOLIDATED CASH FLOWS INFORMATION

  During 1997 the company acquired assets of $3,777 and assumed liabilities of $3,347 through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values. During 1997 the company also reduced assets and liabilities by $4,342 and $4,207, respectively, through the sale of certain insurance operations, resulting in a pretax gain of $139. During 1995 the company also reduced assets and liabilities by $919 and $413, respectively, through the sale of its real estate brokerage, mortgage banking and mortgage administration operations.

  During 1997 the company assumed liabilities of $227 and received assets of $227 and during 1995 the company assumed liabilities of $1,573 and received assets of $1,573 through assumption of certain businesses from other insurance companies.

  For the years ended December 31, 1997, 1996 and 1995, respectively, real estate of $151, $189 and $429 was acquired in satisfaction of debt.

  During 1997 and 1995, fixed maturity securities with an amortized cost of $11,682 and $3,058, respectively, were transferred from held to maturity to available for sale.

15. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the company using market information available as of December 31, 1997 and 1996, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below were not necessarily indicative of the amounts the company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1997
Assets:
  Fixed maturities................................          $92,630    $92,630
  Equity securities...............................            4,250      4,250
  Mortgage loans on real estate...................           20,247     21,133
  Policy loans....................................            5,846      6,110
  Short-term investments..........................              705        705
  Cash and cash equivalents.......................            2,871      2,871
Liabilities:
  Policyholder account balances...................           36,433     36,664
  Short- and long-term debt.......................            7,203      7,258
Other financial instruments:
  Interest rate swaps.............................  $1,464       (1)       (19)
  Interest rate caps..............................   1,545       16         12
  Foreign currency swaps..........................     254      --         (28)
  Foreign currency forwards.......................     150      --         --
  Covered call options............................      88      (31)       (31)
  Other options...................................     565      --          (2)
  Futures contracts...............................   2,262       10         10
  Unused lines of credit..........................   2,310      --           2
                                                   NOTIONAL CARRYING  ESTIMATED
                                                    AMOUNT   VALUE    FAIR VALUE
                                                   -------- --------  ----------
DECEMBER 31, 1996
Assets:
  Fixed maturities................................          $86,361    $86,588
  Equity securities...............................            2,816      2,816
  Mortgage loans on real estate...................           18,964     19,342
  Policy loans....................................            5,842      5,796
  Short-term investments..........................              741        741
  Cash and cash equivalents.......................            2,325      2,325
Liabilities:
  Policyholder account balances...................           30,470     30,611
  Short- and long-term debt.......................            5,257      5,223
Other Financial Instruments:
  Interest rate swaps.............................  $1,242      --         (14)
  Interest rate caps..............................   1,946       20         14
  Foreign currency swaps..........................     207      --         (23)
  Foreign currency forwards.......................     151        3          3
  Covered call options............................      25       (2)        (2)
  Unused lines of credit..........................   1,821      --           1

  Estimated fair values were determined as follows: publicly traded fixed maturities (approximately 78 percent of the estimated fair value of total fixed maturities) from an independent market pricing service; all other bonds at estimated fair value determined by management (based primarily on interest rates, maturity, credit quality and average life); equity securities, on quoted market prices; mortgage loans, based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities; policy loans, based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and company experience to project patterns of loan accrual and repayment; cash and cash equivalents and short-term investments, at carrying amount, which is considered to be a reasonable estimate of fair value.

  Included in fixed maturities are loaned securities with estimated fair values of $6,537 and $7,293 at December 31, 1997 and 1996, respectively.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options, other options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

16. STATUTORY FINANCIAL INFORMATION

  The reconciliation of the net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis was as follows:

                                                             1997   1996  1995
                                                            ------  ----  ----
      YEARS ENDED DECEMBER 31
      Net change in statutory surplus...................... $  227  $366  $229
      Adjustments for GAAP:
        Future policy benefits and policyholder account
         balances..........................................   (445) (165)  (17)
        Deferred policy acquisition costs..................    159   391   376
        Deferred income taxes..............................     62   (74)  (97)
        Valuation of investments...........................   (387)  (84)  106
        Statutory asset valuation reserves.................  1,170   599    30
        Statutory interest maintenance reserve.............     53    19   284
        Surplus notes......................................    --    --   (622)
        Other, net.........................................    364  (199)  410
                                                            ------  ----  ----
          Net earnings..................................... $1,203  $853  $699
                                                            ======  ====  ====

                                                               1997     1996
                                                              -------  -------
      DECEMBER 31
      Statutory surplus.....................................  $ 7,378  $ 7,151
      Adjustments for GAAP:
        Future policy benefits and policyholder account bal-
         ances                                                 (7,305)  (5,742)
        Deferred policy acquisition costs...................    6,436    7,227
        Deferred income taxes...............................     (242)     264
        Valuation of investments............................    3,474      610
        Statutory asset valuation reserves..................    3,854    2,684
        Statutory interest maintenance reserve..............    1,261    1,208
        Surplus notes.......................................   (1,396)  (1,393)
        Other, net..........................................      601      (26)
                                                              -------  -------
          Equity............................................  $14,061  $11,983
                                                              =======  =======

17. SUBSEQUENT EVENT

  On March 12, 1998 the company reached an agreement, subject to regulatory approval, to sell substantially all of its Canadian operations to a nonaffiliated life insurance company at a gain. Financial information for the Canadian operations was as follows:

                                                               1997  1996  1995
                                                               ----- ----- ----
      YEARS ENDED DECEMBER 31
        Total revenue......................................... $ 969 $ 920 $903
        Total benefits and other deductions...................   831   802  804
        Net earnings..........................................    87    83   22
                                                               1997  1996
                                                               ----- -----
      DECEMBER 31
        Total assets.......................................... 5,881 5,826
        Total equity..........................................   957   917

                                                                  Bulk Rate

                                                              U.S. Postage Paid

                                                                 Rutland, VT

                                                                  Permit 220
METLIFE(R)

MetLife Customer Service Center--Tulsa
P.O. Box 21889
Tulsa, OK 74121-1889

ADDRESS SERVICE REQUESTED

                      PROSPECTUSES FOR

 .   FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                                   ISSUED BY

     METROPOLITAN LIFE INSURANCE COMPANY

 .   METROPOLITAN SERIES FUND, INC.


[LOGO] METROPOLITAN LIFE (R)
       AND AFFILIATED COMPANIES

                                 APRIL 30, 1993

                                   PROSPECTUS

                                      for

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The individual flexible premium multifunded life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount) or Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount). If greater than the death benefit otherwise payable under Option A or B, a minimum death benefit equivalent to a percentage of the cash value will be paid.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of the seven currently available portfolios of the Fund: Growth Portfolio, Income Portfolio, Money Market Portfolio, Diversified Portfolio, Aggressive Growth Portfolio, International Stock Portfolio and Stock Index Portfolio. The International Stock Portfolio is not available in California.

  The Policy's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the General Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.

  The Policy owner may withdraw a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations.

  The Policy owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

  Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. State Street Research & Management Company ("State Street Research") is the sub-investment manager with respect to the Growth, Income, Diversified and Aggressive Growth Portfolios of the Fund. State Street Research is a wholly-owned subsidiary of Metropolitan Life. GFM International Investors Limited ("GFM") is the sub-investment manager with respect to the International Stock Portfolio of the Fund. GFM is a subsidiary of Metropolitan Life.

  As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium multifunded life insurance as a replacement for an existing life insurance policy or in addition to an existing flexible premium multifunded life insurance policy.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.
       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010              Telephone (813) 873-3429

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
DEFINITIONS..........................  A-3
SUMMARY..............................  A-5
 Who is the Issuer of the Policies?..  A-5
 What are Separate Account UL, the
  Fixed Account and the Metropolitan
  Series Fund?.......................  A-5
 What Death Benefits are Available
  under the Policy?..................  A-6
 What is the Policy's Cash Value?....  A-6
 What Flexibility Does a Policy Owner
  have to Adjust the Amount of the
  Death Benefit?.....................  A-7
 What Flexibility Does a Policy Owner
  have in Connection with Premium
  Payments?..........................  A-7
 How Long Will the Policy Remain in
  Force?.............................  A-7
 How are Net Premiums Allocated?.....  A-7
 May the Policy be Surrendered or the
  Cash Value Partially Withdrawn?....  A-8
 Is There a "Free Look" Period?......  A-8
 What is the Loan Privilege?.........  A-8
 What Charges are Assessed in Connec-
  tion with the Policy?..............  A-9
 What is the Tax Treatment of Cash
  Value?.............................  A-9
 Is the Beneficiary Subject to Fed-
  eral Income Tax on the Death Bene-
  fit?............................... A-10
 Is the Death Benefit or the Cash
  Value Subject to Federal Estate
  Tax?............................... A-10
 When are Premium Payments, Policy
  Owner Requests and Other Communica-
  tions Deemed to be Received?....... A-10
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND......................... A-11
 The Separate Account................ A-11
 Metropolitan Series Fund............ A-11
POLICY BENEFITS...................... A-13
 Death Benefits...................... A-13
 Death Benefit Options............... A-13
 Cash Value.......................... A-16
 Benefit at Final Date............... A-24
 Optional Income Plans............... A-24
 Optional Insurance Benefits......... A-25
PAYMENT AND ALLOCATION OF PREMIUMS... A-25
 Issuance of a Policy................ A-25

                                                                                               PAGE
                                                                                               ----
 Premiums..................................................................................... A-26
 Allocation of Premiums and Cash Value........................................................ A-27
 Policy Termination and Reinstatement......................................................... A-28
CHARGES AND DEDUCTIONS........................................................................ A-29
 Premium Expense Charges...................................................................... A-29
 Transfer Charge.............................................................................. A-30
 Monthly Deduction From Cash Value............................................................ A-30
 Charges Against the Separate Account......................................................... A-32
 Surrender Charge............................................................................. A-32
 Guarantee of Certain Charges................................................................. A-34
 Other Charges................................................................................ A-34
ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS.. A-35
POLICY RIGHTS................................................................................. A-44
 Loan Privileges.............................................................................. A-44
 Surrender and Withdrawal Privileges.......................................................... A-45
 Exchange Privilege........................................................................... A-46
THE FIXED ACCOUNT............................................................................. A-46
 General Description.......................................................................... A-47
 Fixed Account Benefits....................................................................... A-47
 Fixed Account Cash Value..................................................................... A-47
 Transfers, Withdrawals, Surrenders and Policy Loans.......................................... A-48
RIGHTS RESERVED BY METROPOLITAN LIFE.......................................................... A-48
OTHER POLICY PROVISIONS....................................................................... A-49
SALES AND ADMINISTRATION OF THE POLICIES...................................................... A-50
DISTRIBUTION OF THE POLICIES.................................................................. A-51
FEDERAL TAX MATTERS........................................................................... A-51
 Taxation of the Policy....................................................................... A-51
 Taxation of Metropolitan Life................................................................ A-53
MANAGEMENT.................................................................................... A-54
VOTING RIGHTS................................................................................. A-58
 Right to Instruct Voting of Fund Shares...................................................... A-58
 Disregard of Voting Instructions............................................................. A-58
REPORTS....................................................................................... A-59
STATE REGULATION.............................................................................. A-59
REGISTRATION STATEMENT........................................................................ A-59
LEGAL MATTERS................................................................................. A-59
EXPERTS....................................................................................... A-60
FINANCIAL STATEMENTS.......................................................................... A-60
APPENDIX A.................................................................................... A-85

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year.

  Base Administration Charge--The portion of the first year monthly administration charge which is determined by the Age of the insured under a Policy and not by the specified face amount.

  Beneficiary--The beneficiary is the person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness and any applicable surrender charge (computed from the tables set forth under "Surrender Charge" on page A-32) and, if the Policy is surrendered in the first Policy year, less the Base Administration Charge for each full Policy month remaining to the end of the first Policy year.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months. Policy anniversaries are measured from the Date of Policy.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Final Date--The policy anniversary on which the insured is age 95.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.

  Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater).

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000 for insureds in the preferred rate class and $50,000 for all other insureds.

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders, and the monthly policy charges.

  Planned Periodic Premium--The Policy owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner is not required to follow this schedule after the first two Policy years unless the guaranteed minimum death benefit rider is in effect.

  Policy--The flexible premium multifunded life insurance policy offered by Metropolitan Life and described in this Prospectus.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on the monthly anniversary.

  Policy owner ("Owner")--The person so designated in the application or as subsequently changed.

  Portfolio--A portfolio represents a different class (or series) of stock of Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount set forth on the face of the Policy.

  Target Premium--The estimated annual amount which would keep a Policy in force to maturity based on the insured's attained age and sex, the specified face amount of insurance and reasonable estimates of mortality and interest.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each valuation date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account," page A-46).

                                    SUMMARY

  Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Policy loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Policy Loan," page A-44, "Payment and Allocation of Premiums--Policy Termination and Reinstatement," page A-28, and Appendix A, page A-85).

WHO IS THE ISSUER OF THE POLICIES?

  Metropolitan Life, the issuer of the Policies, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. On December 31, 1992, Metropolitan Life had total life insurance in force of over $1.06 trillion and total assets of over $118 billion.

WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

  The owner of a Policy may allocate the net premiums paid under the Policy to one or more of the investment divisions of the Separate Account, a separate investment account of Metropolitan Life (see "The Separate Account," page A-11) and/or to a Fixed Account established by Metropolitan Life. There are currently seven investment divisions in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund," page A-11). Each class of stock represents a separate portfolio within the Fund. The seven portfolios of the Fund which are currently available to owners of a Policy are the Growth Portfolio, the Income Portfolio, the Money Market Portfolio, the Diversified Portfolio, the Aggressive Growth Portfolio, the International Stock Portfolio and the Stock Index Portfolio. The International Stock Portfolio is not available in California. As of April 30, 1993, the Equity Income investment division is no longer available for allocation of net premiums or for cash value transfers from other investment divisions or the Fixed Account, except that Owners whose allocation instructions currently direct net premiums to the Equity Income investment division may continue such allocation instructions until July 1, 1993. Any such allocation instructions directing net premiums to the Equity Income investment division will be automatically changed to direct net premiums received on and after July 1, 1993 to the Diversified investment division unless and until Metropolitan Life has received a different allocation instruction from the Owner. The Owner may provide different allocation instructions by completing and returning to Metropolitan Life the Reallocation Request Card attached to this Prospectus. Amounts currently invested in the Equity Income investment division will remain in the division unless withdrawn or transferred from the investment division in the manner described in this Prospectus. Net premiums allocated to the Fixed Account are held in the General Account of Metropolitan Life.

  Each portfolio of the Fund has a different investment objective and is managed by Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Growth, Income, Money Market, Diversified, and Stock Index Portfolios and an annual rate of .75% of the average daily value of the aggregate net assets of the International Stock and Aggressive Growth Portfolios. State Street Research provides sub-investment management services with respect to the Growth, Income, Aggressive Growth and Diversified Portfolios. GFM provides sub-investment management services with respect to the International Stock Portfolio. For these services, State Street Research and GFM receive an annual percentage fee from Metropolitan Life. The fees paid to State Street Research and GFM are the sole responsibility of Metropolitan Life, and not the Fund. In addition to the investment management fees, other direct expenses are charged against assets of the Fund.

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE POLICY?

  The Policy provides for the payment of a benefit upon the death of the insured. The Policy contains two death benefit options. The Policy owner must select one of the options to be in effect at issue. The Policy owner can change options while the insured is living. Under Death Benefit Option A, the death benefit is the specified face amount of the Policy. Under Death Benefit Option B, the death benefit is the specified face amount of the Policy plus the cash value on the date of death. If greater than the death benefit otherwise payable under Option A or Option B, a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any due and unpaid charges accrued during the grace period (see "Policy Benefits--Death Benefits," page A-13).

  In addition, a Policy owner has the flexibility to add optional insurance benefits by rider. These include a spouse term insurance benefit rider; a children's term insurance benefit rider; an accidental death benefit rider; a disability waiver benefit rider; an accelerated death benefit rider and a long term care rider (see "Policy Benefits--Optional Insurance Benefits," page A-
25). The cost of these optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions-- Monthly Deduction From Cash Value," page A-30).

  Proceeds under the Policy may be received in cash or under one of the optional income plans set forth in the Policy (see "Policy Benefits--Optional Income Plans," page A-25).

WHAT IS THE POLICY'S CASH VALUE?

  The Policy's cash value in the Separate Account will reflect the amount and frequency of premium payments allocated to the Separate Account, transfers from the Fixed Account, loan repayments, the investment experience of the chosen investment divisions of the Separate Account, any partial withdrawals, any Policy indebtedness and any charges imposed in connection with the Policy (see "Policy Benefits--Cash Value," page A-16). There is no minimum guaranteed cash value with respect to amounts allocated to the Separate Account. The Policy's total cash value will also reflect any amounts allocated to the Fixed Account (see "The Fixed Account," page A-46) and the Policy Loan Account (see "Loan Privileges--Effect of a Policy Loan," page A-44).

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

  Subject to certain limitations, the Policy owner may at any time after the second Policy year change the death benefit option or increase or decrease the specified face amount of the Policy (see "Policy Benefits--Change in Death Benefit Option," page A-15). Any increases in the death benefit may require additional evidence of insurability satisfactory to Metropolitan Life (see "Policy Benefits--Change in Specified Face Amount," page A-14), and result in additional charges (see "Policy Benefits--Increases," and "Effect of Changes in Specified Face Amount on Charges," page A-15). An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters," page A-51).

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?

  A Policy owner has considerable flexibility concerning the amount and frequency of premium payments. A minimum premium at least equal to the target premium must be paid during each of the first two Policy years (see "Premiums-- Premium Limitations," page A-26). The Policy owner elects in the application when the Policy is first purchased to pay premiums annually or on a monthly "check-o-matic" (or payroll deduction plan if provided by the employer of the Policy owner) or semi-annual basis, which will be the planned periodic premium schedule. The schedule will provide for a premium payment of a level amount determined by the Policy owner at fixed intervals over a specified period of time (see "Payment and Allocation of Premiums," page A-25). Significantly, after the first two Policy years, a Policy owner need not adhere to the planned periodic premium payment schedule. Instead, a Policy owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Policy owner may be required to make an unscheduled premium payment in order to keep the Policy in force (see "Payment and Allocation of Premiums," page A-25).

HOW LONG WILL THE POLICY REMAIN IN FORCE?

  The Policy will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value," page A-30), and the grace period expires without a sufficient payment being made (see "Policy Termination and Reinstatement--Termination," page A-28) or, in the first two Policy years, if the cash surrender value on any monthly anniversary is insufficient to pay the monthly deduction and the total premiums paid as of such monthly anniversary do not equal at least the minimum premiums required as of that date. Therefore, the failure to pay a planned periodic premium after the first two Policy years will not automatically cause the Policy to terminate. Nevertheless, after the first two Policy years, under the circumstances described above, the Policy can terminate, even if planned periodic premiums have been paid. Thus, the payment of planned premiums does not guarantee that the Policy will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

  The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions-- Premium Expense Charges," page A-29). The Policy owner determines in the application what portions, if any, of net premiums are to be allocated to the investment divisions of the Separate Account and/or to the Fixed Account. A Policy owner may change allocations of future net premiums at any time without charge by notifying Metropolitan Life in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value," page A-27). Because investment performance of a Separate Account investment division (unlike that of the

Fixed Account) is not guaranteed by Metropolitan Life, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Policy owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by Metropolitan Life plus any discretionary return declared by Metropolitan Life from time to time.

  A Policy owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account up to four times a Policy year without charge (see "Charges and Deductions--Transfer Charge," page A-30). In the first 24 Policy months, a Policy owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Policy Rights--Exchange Privilege," page A-46 and "The Fixed Account-- Transfers, Withdrawals, Surrenders, and Policy Loans," page A-48).

MAY THE POLICY BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

  The Policy owner may surrender the Policy at any time and receive the cash surrender value of the Policy. Subject to certain limitations, the Policy owner also may make partial withdrawals from the cash surrender value at any time prior to the final date. The Policy owner must notify Metropolitan Life in writing requesting a surrender or partial withdrawal (see "Surrender and Withdrawal Privileges," page A-45). No charge will be imposed on partial withdrawals. A sales charge will be imposed on surrenders during the first fifteen Policy years and during the fifteen Policy years after an increase in the specified face amount (see "Charges and Deductions--Surrender Charge," page A-32). In addition, the remaining Base Administration Charge will be imposed upon surrender in the first Policy year (see "Charges and Deductions--Monthly Policy Charges," page A-31). If Death Benefit Option A is in effect, partial withdrawals will reduce the Policy's specified face amount by the amount of the partial withdrawal. If Death Benefit Option B is in effect, partial withdrawals will not reduce the Policy's specified face amount (see "Death Benefits," page A-13). Payment of surrenders and withdrawals may be delayed under certain circumstances (see "Other Policy Provisions--Payment and Deferment," and "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans," pages A-50 and A-48). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters," page A-51).

IS THERE A "FREE LOOK" PERIOD?

  The Policy provides for a free-look period. During the free-look period, the Policy owner may return the Policy within 10 days after receipt (except where state law requires a longer period for replacement policies), within 45 days after Part A of the application has been completed, or within 10 days after Metropolitan Life mails the owner a notice of cancellation right, whichever is later. Metropolitan Life will send the Policy owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Policy owner's bank.

WHAT IS THE LOAN PRIVILEGE?

  A Policy owner may obtain a Policy loan at any time that the Policy has a loan value. The loan value equals the cash surrender value of the Policy less two monthly deductions, or if greater, 75% (90% for Policies issued in Virginia and Maryland) of the cash surrender value (or, for Policies issued in Texas, the Policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater). The interest rate on a loan will be at a fixed rate currently in the amount of 8% per year. Loan interest is payable at the end of each Policy year. Loans and accrued interest may be repaid at any time prior to the Final Date (see "Loan Privileges," page A-44).

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

  Premium Expense Charges. Total premium expense charges of 4% are deducted from all premium payments. These charges consist of a sales charge of 2% of premiums paid and a state premium tax charge of 2% of premiums paid (see "Charges and Deductions--Premium Expense Charges," page A-29). There is also a sales charge upon the surrender of a Policy in certain circumstances (see "Charges and Deductions--Surrender Charge," page A-32).

  Transfer Charges. At the present time, there is no charge assessed the first four times in a Policy year that amounts are transferred among the different investment divisions of the Separate Account and between the investment divisions and the Fixed Account. For each subsequent transfer in that Policy year, a charge of $25 is assessed (see "Charges and Deductions--Transfer Charge," page A-30).

  Monthly Deduction. Cash value will be reduced by a monthly deduction equal to the sum of (1) a monthly cost of term insurance charge, (2) the cost of any optional insurance benefits added by rider, and (3) a monthly administration charge (see "Charges and Deductions--Monthly Deduction from Cash Value," page A-30). During the first Policy year, there will be a Base Administration Charge as described below plus a monthly charge equal to $0.25 per thousand dollars of specified face amount of the Policy. The Base Administration Charge is equal to $5 per month at Ages less than eighteen, $15 per month at Ages eighteen to forty-nine, and $20 per month at Ages fifty and above. After the first Policy year, the monthly administration charge is $5 per month for Policies with a specified face amount of $250,000 or more, $7 per month for Policies with a specified face amount of $100,000 to $249,999, and $9 per month for Policies with a specified face amount of less than $100,000. No profit is expected to be derived from the administration charges set forth in (3) above. Any increases in specified face amount requested by a Policy owner will result in a one-time underwriting expense charge of $5.00 per thousand dollars of increase (see "Policy Benefits--Increases," page A-15). The monthly deduction will vary in amount from month to month.

  Charges Against the Separate Account. A daily charge equivalent to an effective annual rate of .90% of the average daily net asset value of each investment division of the Separate Account is imposed to compensate Metropolitan Life for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks," page A-
32).

  No charges are currently made against the Separate Account for federal or state income taxes. Should Metropolitan Life determine that such taxes will be imposed, Metropolitan Life may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters," page A-51). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

  Surrender Charge. A sales charge will be deducted in the form of a surrender charge from the cash value if the Policy is surrendered during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy. The surrender charge is based on a charge per thousand dollars of specified face amount depending on the death benefit option and the Age of the insured at the time of issue of the Policy or at the time of an increase in the specified face amount, and declines over the fifteen Policy years to zero after the fifteenth year (see "Charges and Deductions--Surrender Charge," page A-32).

WHAT IS THE TAX TREATMENT OF CASH VALUE?

  Cash value under a Policy is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Policy is not a modified endowment contract as discussed in the following paragraphs, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal in excess of premiums paid will be treated as ordinary income.

  Special rules govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. In short, if your Policy fails the "7-pay test" described on page A-51, your Policy would be classified as a modified endowment contract.

  Pre-death withdrawals (including policy loans) from modified endowment contracts are treated differently than withdrawals from other life insurance contracts in the following ways:

  --amounts withdrawn would be treated as income first and taxed accordingly;

  --an additional 10% income tax would generally be imposed on the taxable portion of amounts received before age 59 1/2.

For more information, see "Federal Tax Matters," pages A-51 to A-53.

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

  Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Policy under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters," page A-51).

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

  The death benefit under the Policy or the cash value may be subject to federal estate tax (see "Federal Tax Matters," page A-51).

WHEN ARE PREMIUM PAYMENTS, POLICY OWNER REQUESTS AND OTHER COMMUNICATIONS DEEMED TO BE RECEIVED?

  Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount of insurance or death benefit option, or changes of premium allocation) should be sent to the Designated Office for the Policy. Metropolitan Life may name different Designated Offices for different transactions. Premium payments and communications will be deemed to be received at the Designated Office on the date they are actually received at such office ("Date of Receipt"), with two exceptions: (1) when they are received on any day that is not a Valuation Date and (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. In these two cases, the Date of Receipt will be deemed to be the next Valuation Date. In the future Metropolitan Life may permit transfer and withdrawal or other requests to be made by telephone.

  To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount of insurance or death benefit option, change an address or request any other action by Metropolitan Life, the owner should utilize the forms prepared by Metropolitan Life for each purpose. The forms are available from a Metropolitan Life sales representative or from the Designated Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with another form of the flexible premium multifunded life insurance policy and a flexible premium variable universal life insurance policy issued by Metropolitan Life. The assets allocated to the Separate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Metropolitan Life may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's liabilities and reserves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metropolitan Life's total commitments under the Policies; the reserves are the assets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Life by the Commission.

  There currently are seven investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy owners. In addition, investment divisions may be eliminated from the Separate Account. The owner of a Policy may designate how the net premiums under the Policy are to be allocated among the then current investment divisions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

  Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  Money Market Portfolio. The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

  Diversified Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

  Aggressive Growth Portfolio. The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

  International Stock Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies. This portfolio is not available in connection with Policies issued in California.

  Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

  There are other portfolios of the Fund that are not currently available for use in connection with the Policies.

  Metropolitan Life acts as the investment manager for the Fund; State Street Research, a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the Growth, Income, Diversified and Aggressive Growth Portfolios; and GFM, a subsidiary of Metropolitan Life, provides sub-investment management services with respect to the International Stock Portfolio.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts for Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

                                POLICY BENEFITS

  The discussion below assumes that no riders under the Policy are in effect. See Appendix A, page A-85, for a discussion of how certain riders can affect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Reinstatement--Termination," page 28), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see "Optional Income Plans," page A-24).

  The insurance proceeds are: The death benefit provided under Option A or Option B, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the insured's life that is provided by rider; minus (c) any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  The Policy provides two death benefit options: Option A and Option B, as described below. The Policy owner designates the desired option in the application and can change the option by written request (see "Change in Death Benefit Option," page A-15).

  Option A--The death benefit is equal to the specified face amount of insurance.

  Option B--The death benefit is equal to the specified face amount of insurance plus the cash value.

  Minimum Death Benefit--Under either Option A or Option B, there is a minimum death benefit equal to the greater of (1) the death benefit option chosen and
(2) a percentage of the cash value as set forth in the table below. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

                                     TABLE

  AGE
OF INSURED ON            PERCENTAGE OF
DATE OF DEATH             CASH VALUE
-------------            -------------
40 and less: ...........     250%
45: ....................     215%
50: ....................     185%
55: ....................     150%
60: ....................     130%
65: ....................     120%

  AGE
OF INSURED ON            PERCENTAGE OF
DATE OF DEATH             CASH VALUE
-------------            -------------
70: ....................     115%
75: ....................     105%
80: ....................     105%
85: ....................     105%
90: ....................     105%
95: ....................     100%

For the ages not listed, the progression between the listed ages is linear.

  Both Option A and Option B provide insurance protection as well as possible build-up of cash value. Under Option A, the insurance coverage remains level unless the minimum death benefit applies. Under Option B, the insurance protection varies as the cash value changes.

  For any specified face amount, the amount of the death benefit will be greater under Option B than under Option A, since the cash value is added to the specified face amount and included in the death benefit under Option B but not under Option A. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance," page A-30) will be greater, and thus the accumulation of cash value will be lower, under Option B than under Option A, assuming the same specified face amount and the same actual premiums paid.

  Illustration of Option A. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period (see "Policy Termination and Reinstatement--Termination," page A-28).

  Under Option A, a Policy with a $100,000 specified face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of this Policy exceeds $40,000, the death benefit will exceed the $100,000 specified face amount. Each additional dollar of cash value above $40,000 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. Thus a Policy with a cash value of $50,000 will have a death benefit of $125,000 (250% X $50,000); a cash value of $60,000 will yield a death benefit of $150,000 (250% X $60,000); and a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000).

  Similarly, so long as cash value exceeds $40,000, each dollar reduction in cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. If at any time, however, the cash value multiplied by the applicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

  Illustration of Option B. For purposes of this illustration, assume that the insured is under the age of 40, that there is no outstanding indebtedness and that the insured has not died during a grace period.

  Under Option B, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,666.67, the death benefit will be greater than the specified face amount plus cash value. Each additional dollar of cash value above $66,666.67 will increase the death benefit (assuming the insured is age 40 or less) by $2.50. A Policy with a cash value of $75,000 will therefore have a death benefit of $187,500 (250% X $75,000); a cash value of $85,000 will yield a death benefit of $212,500 (250% X $85,000); a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000).

  Similarly, any time cash value exceeds $66,666.67, each dollar taken out of cash value will reduce the death benefit (assuming the insured is age 40 or less) by $2.50. Whenever cash value is less than $66,666.67 each dollar taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

  If the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner, after the second Policy year and before the insured reaches Age 80, may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases," below). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Specified Face Amount thereafter. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limitations," page A-26). For purposes of determining the cost of term insurance charge (see "Charges and Deductions--Cost of Term Insurance"; "Cost of Term Insurance Rate"; and "Rate Class," pages A-30 and A-
31), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the specified face amount when the Policy was issued.

  Increases. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. The minimum amount of an increase is $5,000. Any such change will require that additional evidence of insurability be submitted to Metropolitan Life and will be subject to a one-time underwriting charge at a rate of $5.00 for each $1,000 of specified face amount increase. For example, if the specified face amount increase amounted to $25,500, the charge would be $127.50. Metropolitan Life will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy's cash value in the Fixed Account and the Policy's cash value in each investment division bear to the Policy's total cash value (except for the cash value in the Policy Loan Account) as of the Date of Receipt of the request (this method hereinafter referred to as the "Pro Rata Basis").

  Effect of Changes in Specified Face Amount on Charges. A change in the specified face amount may affect the cost of term insurance and the net amount at risk, both of which may affect a Policy owner's cost of term insurance charge and the monthly administration charge (see "Charges and Deductions--Cost of Term Insurance;" "Cost of Term Insurance Rate," "Rate Class," and "Monthly Policy Charges," pages A-30 and A-31). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters," page A-51). Finally, an increase in the specified face amount can result in additional surrender charges (see "Charges and Deductions--Surrender Charge," page A-32).

  Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time after the second Policy year while the insured is alive by sending a written request for change to the Designated Office. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options will not require evidence of insurability satisfactory to Metropolitan Life and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed from Option B to Option A, the specified face amount will be increased to equal the death benefit which would have been payable under Option B on the effective date of the change. The death benefit will not be altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on since the cash value will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respectively, reduce or increase the term insurance amount under Option A (see "Charges and Deductions--Cost of Term Insurance," page A-30).

  If the death benefit option is changed from Option A to Option B, the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. This change may not be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. As with a change from Option B to Option A, a change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. Moreover, under Option B, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance," page A-30). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see "Premiums-- Premium Limitations," page A-26).

  Under both Option A and Option B, cost of term insurance rates generally increase as the insured's age increases. Nevertheless, assuming a positive cumulative net investment return with respect to any amounts in the Separate Account, changing the death benefit option from Option B to Option A will reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

  A change in the death benefit option may also affect the monthly administration charge (see "Charges and Deductions--Monthly Policy Charges," page A-31).

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account," page A-46), the Policy Loan Account (see "Policy Rights--Loan Privileges," page A-44), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return," page A-17). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of the first monthly deduction allocated to the Policy's cash value in that investment division (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value," page A-27). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:
(1) The cumulative net premium payments allocated to the investment division;
    plus

(2) All cash values transferred to the investment division from the Fixed Account, from the Policy Loan Account upon loan repayment (including all interest credited on loaned amounts) or from another investment division; minus
(3) Any cash value transferred from the investment division to the Fixed Account, to the Policy Loan Account upon taking out a loan or to another investment division; minus
(4) Any partial cash withdrawal from the investment division; minus
(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Monthly Deduction from Cash Value," page A-30); minus
(6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Transfer Charge," page A-30); plus
(7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less (1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to .90% on an annual basis) and (2) a charge for Metropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account," page A-32). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

  Index of Investment Experience. The index of investment experience measures changes in each investment division's investment experience during a Valuation Period. Each investment division has its own distinct index. The index for each investment division was set at $10.00 when it first began operations. On May 1, 1990, all the divisions except the division which invests in the International Stock Portfolio of the Fund, the division which invests in the Stock Index Portfolio of the Fund and the division which invests in the Aggressive Growth Portfolio of the Fund were available to receive net premium payments. The division which invests in the International Stock Portfolio was available (except in California) to receive net premium payments on July 1, 1991, the division which invests in the Stock Index Portfolio was available to receive net premium payments on May 1, 1992 and the division which invests in the Aggressive Growth Portfolio was available to receive net premium payments on April 30, 1993. In determining an investment division's index for a Valuation Period, the index for the preceding Valuation Period is multiplied by the net investment return of the investment division for the current period. As indicated in "Calculation of Separate Account Cash Value," page A-16, other factors in addition to investment experience affect the cash value and death benefit of a particular Policy. Thus, the index of investment experience for each investment division does not reflect charges against premiums and cost of term insurance and monthly Policy charges. See "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value," pages A-29 and A-30. Also, the index of investment experience is based on historical information and does not represent what may happen in the future.

  Rates of Return. The average rates of return for each of the investment divisions of the Separate Account shown below reflect all charges against the Separate Account and the Fund but do not reflect charges against premiums or cost of term insurance and monthly Policy charges (see "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value," pages A-29 and A-30). The rate of return is computed in each case by subtracting the value of the index of investment experience of the investment division (see above) at the beginning of the period from the value of said index at the end of the period and dividing the result by the value of said index at the beginning of the period and multiplying by 100 to obtain a percentage for rate of return.

  The first date shown for each investment division is the later of the date the portfolio of the Fund in which it invests began operations and the date the first registration statement relating to such portfolio was declared effective by the Securities and Exchange Commission. Thus the rates of return are based on the actual historical experience of the Fund as if the Separate Account investment division had been in existence on the dates indicated. The computation of index values for an investment division prior to the time it was first available to receive net premium payments is based on annualized figures. Hypothetical index value of $10.00 was assumed for April 29, 1992 for the Aggressive Growth investment division in order to provide a basis for determining rates of return for that division.

                                                                                                               AVERAGE
                     6/24/83- 6/24/83- 6/24/84- 6/24/85- 6/24/86- 6/24/87- 6/24/88- 6/24/89- 6/24/90- 6/24/91- ANNUAL
                     6/24/92  6/24/84  6/24/85  6/24/86  6/24/87  6/24/88  6/24/89  6/24/90  6/24/91  6/24/92  RETURN
                     -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
Growth..............  148.89%  -11.42%  28.41%   24.78%   23.09%   -9.51%   24.48%   13.28%   -2.52%   14.53%  10.65%
Income..............  160.84%   -0.49%  28.37%   25.94%    3.28%    5.45%    9.58%    7.10%   10.39%   14.91%  11.23%
Money Market........   79.88%    8.63%   8.70%    6.63%    5.05%    5.87%    7.83%    7.65%    6.44%    3.97%   6.73%

                                             INDEX VALUE AT

                         6/24/83 6/24/84 6/24/85 6/24/86 6/24/87 6/24/88 6/24/89 6/24/90 6/24/91 6/24/92
                         ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Growth..................  $4.82   $4.27   $5.49   $6.85   $8.43   $7.63  $ 9.49  $10.75  $10.48  $12.01
Income..................  $5.08   $5.06   $6.49   $8.17   $8.44   $8.90  $ 9.75  $10.45  $11.53  $13.25
Money Market............  $6.22   $6.76   $7.34   $7.83   $8.23   $8.71  $ 9.39  $10.11  $10.76  $11.19

                                                                             AVERAGE
              7/25/86- 7/25/86- 7/25/87- 7/25/88- 7/25/89- 7/25/90- 7/25/91- ANNUAL
              7/25/92  7/25/87  7/25/88  7/25/89  7/25/90  7/25/91  7/25/92  RETURN
              -------- -------- -------- -------- -------- -------- -------- -------
Diversified..  70.92%   16.38%   -5.17%   18.87%   8.97%     4.25%   14.68%   9.34%

                                                 INDEX VALUE AT

                       7/25/86  7/25/87  7/25/88  7/25/89  7/25/90  7/25/91  7/25/92
                       -------- -------- -------- -------- -------- -------- -------
Diversified...........   $7.50    $8.73    $8.28   $9.84    $10.73   $11.18  $12.82

                                                             INDEX VALUE AT

                                     AVERAGE
             5/1/90- 5/1/90- 5/1/91- ANNUAL
             5/1/92  5/1/91  5/1/92  RETURN  5/1/90 5/1/91 5/1/92
             ------- ------- ------- ------- ------ ------ ------
Stock In-
 dex.......  29.80%  17.63%  10.35%  13.91%  $7.70  $9.06  $10.00

                                                           INDEX VALUE AT

                                                                  AVERAGE
                     4/29/88- 4/29/88- 4/29/89- 4/29/90- 4/29/91- ANNUAL
                     4/29/92  4/29/89  4/29/90  4/29/91  4/29/92  RETURN  4/29/88 4/29/89 4/29/90 4/29/91 4/29/92
                     -------- -------- -------- -------- -------- ------- ------- ------- ------- ------- -------
Aggressive Growth..   80.89%   20.57%   9.36%    14.36%   19.96%  15.96%   $5.53   $6.67   $7.29   $8.34  $10.00

                                                                INDEX VALUE AT

                                                           5/1/91-
                                                           5/1/92  5/1/91 5/1/92
                                                           ------- ------ ------
International Stock.......................................  -8.42% $10.87 $9.95

  Illustrations. In order to demonstrate how the investment experience of the Separate Account investment divisions will affect the death benefit, cash value and cash surrender value of a Policy, the following hypothetical illustrations showing the hypothetical net return of each investment division are set forth below. These hypothetical illustrations are based on the actual historical experience of the Fund as if the Separate Account had been in existence and a Policy had been issued on the dates indicated. They do not represent what may happen in the future.

  The illustrations are based on the payment of annual planned premiums of $1,000 for a specified face amount of $100,000 for a male aged 25. The illustrations assume that the insured is in Metropolitan Life's standard nonsmoker underwriting risk classification. The periods illustrated are based on the periods set forth in "Rates of Return" on page A-18.

  The amounts shown for the death benefits, cash values and cash surrender values take into account the charges against premiums and cost of term insurance and monthly Policy charges, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management services equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Fund. (See "Charges and Deductions," page A-29).

  For each investment division, one illustration is based on the guaranteed cost of term insurance rates, the other illustration is based as if the current cost of term insurance rates (i.e., the rates in effect as of May 1, 1992) were in effect during the period illustrated (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate," page A-31).

  These examples of policy performance are for a specific age, sex, risk class, premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific policy anniversary. The amount and timing of premium payments would affect individual policy benefits as would any withdrawals or Policy loans.

  From time to time the Separate Account may advertise its performance ranking and rating information among similar investments as compiled by Lipper Analytical Services, Inc., Morningstar, Inc. and other independent organizations.

  This Prospectus also contains illustrations based on assumed rates of return. See "'Illustrations Of Death Benefits, Cash Values, Cash Surrender Values And Accumulated Premiums," on pages A-35 to A-43.

  The following examples show how the hypothetical net return of the investment division which invests in the Growth Portfolio of the Fund would have affected benefits for a Policy dated June 24, 1983 (the effective date for the Growth Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                    GROWTH
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JUNE                 ----------------- ----------------- -----------------------
  24TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1984................... $100,000 $100,284 $   285  $   284  $       43*  $       18*
  1985...................  100,000  101,349   1,351    1,349       1,051*         857*
  1986...................  100,000  102,637   2,641    2,637       2,341        2,037
  1987...................  100,000  104,186   4,194    4,186       3,894        3,586
  1988...................  100,000  104,458   4,470    4,458       4,170        3,858
  1989...................  100,000  106,501   6,521    6,501       6,321        6,001
  1990...................  100,000  108,223   8,252    8,223       8,052        7,723
  1991...................  100,000  108,744   8,780    8,744       8,580        8,344
  1992...................  100,000  110,884  10,933   10,884      10,733       10,484

                                    GROWTH
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JUNE                 ----------------- ----------------- -----------------------
  24TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1984................... $100,000 $100,284  $  285   $  284   $       43*  $       18*
  1985...................  100,000  101,243   1,246    1,243          946*         751*
  1986...................  100,000  102,401   2,409    2,401        2,109        1,801
  1987...................  100,000  103,794   3,810    3,794        3,510        3,194
  1988...................  100,000  104,016   4,038    4,016        3,738        3,416
  1989...................  100,000  105,843   5,881    5,843        5,681        5,343
  1990...................  100,000  107,370   7,427    7,370        7,227        6,870
  1991...................  100,000  107,807   7,877    7,807        7,677        7,407
  1992...................  100,000  109,685   9,785    9,685        9,585        9,285

  The following examples show how the hypothetical net return of the investment division which invests in the Income Portfolio of the Fund would have affected benefits for a Policy dated June 24, 1983. These examples assume that the net premiums and related cash values were in this investment division for the entire period.
                                    INCOME
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JUNE                 ----------------- ----------------- -----------------------
  24TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1984................... $100,000 $100,350  $  351   $  350   $      109*  $       84*
  1985...................  100,000  101,433   1,435    1,433        1,135*         941*
  1986...................  100,000  102,768   2,773    2,768        2,473        2,168
  1987...................  100,000  103,635   3,643    3,635        3,343        3,035
  1988...................  100,000  104,627   4,639    4,627        4,339        4,027
  1989...................  100,000  105,899   5,916    5,899        5,716        5,399
  1990...................  100,000  107,125   7,150    7,125        6,950        6,625
  1991...................  100,000  108,700   8,734    8,700        8,534        8,300
  1992...................  100,000  110,869  10,918   10,869       10,718       10,469

-------
 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

                                    INCOME
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JUNE                 ----------------- ----------------- -----------------------
  24TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1984................... $100,000 $100,350  $  351   $  350   $      109*  $       84*
  1985...................  100,000  101,327   1,331    1,327        1,031*         835*
  1986...................  100,000  102,531   2,539    2,531        2,239        1,931
  1987...................  100,000  103,297   3,312    3,297        3,012        2,697
  1988...................  100,000  104,176   4,199    4,176        3,899        3,576
  1989...................  100,000  105,304   5,339    5,304        5,139        4,804
  1990...................  100,000  106,384   6,433    6,384        6,233        5,884
  1991...................  100,000  107,768   7,837    7,768        7,637        7,368
  1992...................  100,000  109,674   9,772    9,674        9,572        9,274

  The following examples show how the hypothetical net return of the investment division which invests in the Money Market Portfolio of the Fund would have affected benefits for a Policy dated June 24, 1983. These examples assume that net premiums and related cash values were in this investment division for the entire period.
                                 MONEY MARKET
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JUNE                 ----------------- ----------------- -----------------------
  24TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1984................... $100,000 $100,406  $  407   $  406   $      165*  $      140*
  1985...................  100,000  101,262   1,264    1,262          964*         770*
  1986...................  100,000  102,149   2,153    2,149        1,853        1,549
  1987...................  100,000  103,049   3,055    3,049        2,755        2,449
  1988...................  100,000  104,025   4,035    4,025        3,735        3,425
  1989...................  100,000  105,154   5,169    5,154        4,969        4,654
  1990...................  100,000  106,360   6,381    6,360        6,181        5,860
  1991...................  100,000  107,572   7,601    7,572        7,401        7,172
  1992...................  100,000  108,654   8,691    8,654        8,491        8,254

                                 MONEY MARKET
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JUNE                 ----------------- ----------------- -----------------------
  24TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1984................... $100,000 $100,406  $  407   $  406   $      165*  $      140*
  1985...................  100,000  101,166   1,169    1,166          869*         674*
  1986...................  100,000  101,951   1,958    1,951        1,658        1,351
  1987...................  100,000  102,747   2,759    2,747        2,459        2,147
  1988...................  100,000  103,611   3,630    3,611        3,330        3,011
  1989...................  100,000  104,608   4,636    4,608        4,436        4,108
  1990...................  100,000  105,668   5,709    5,668        5,509        5,168
  1991...................  100,000  106,724   6,781    6,724        6,581        6,324
  1992...................  100,000  107,654   7,728    7,654        7,528        7,254

-------
 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

  The following examples show how the hypothetical net return of the investment division which invests in the Diversified Portfolio of the Fund would have affected benefits for a Policy dated July 25, 1986 (the effective date for the Diversified Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  DIVERSIFIED
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JULY                 ----------------- ----------------- -----------------------
  25TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1987................... $100,000 $100,454  $  455   $  454   $      213*  $      188*
  1988...................  100,000  101,137   1,139    1,137          839*         645*
  1989...................  100,000  102,256   2,260    2,256        1,960        1,656
  1990...................  100,000  103,282   3,289    3,282        2,989        2,682
  1991...................  100,000  104,205   4,216    4,205        3,916        3,605
  1992...................  100,000  105,693   5,710    5,693        5,510        5,693

                                  DIVERSIFIED
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON JULY                 ----------------- ----------------- -----------------------
  25TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1987................... $100,000 $100,454  $  455   $  454   $      213*  $      188*
  1988...................  100,000  101,048   1,050    1,048          750*         556*
  1989...................  100,000  102,049   2,056    2,049        1,756        1,449
  1990...................  100,000  102,961   2,973    2,961        2,673        2,361
  1991...................  100,000  103,776   3,796    3,776        3,496        3,176
  1992...................  100,000  105,098   5,130    5,098        4,930        4,598

  The following examples show how the hypothetical net return of the investment division which invests in the Stock Index Portfolio of the Fund would have affected benefits for a Policy dated May 1, 1990 (the effective date for the Stock Index Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  STOCK INDEX
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON MAY                  ----------------- ----------------- ------------------------
  1ST OF                  OPTION A OPTION B OPTION A OPTION B  OPTION A      OPTION B
-----------               -------- -------- -------- -------- -----------   ----------
  1991................... $100,000 $100,462  $  462   $  462   $       220*   $     196*
  1992...................  100,000  101,344   1,346    1,344         1,046*         852*

-------
 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

                                  STOCK INDEX
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON MAY                  ----------------- ----------------- ------------------------
  1ST OF                  OPTION A OPTION B OPTION A OPTION B  OPTION A      OPTION B
-----------               -------- -------- -------- -------- ----------    ----------
  1991................... $100,000 $100,462  $  462   $  462    $      220*   $      196*
  1992...................  100,000  101,247   1,250    1,247           950*          755*

  The following examples show how the hypothetical net return of the investment division which invests in the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated April 29, 1988 (the effective date for the Aggressive Growth Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                               AGGRESSIVE GROWTH
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
 ON APRIL                 ----------------- ----------------- -----------------------
  29TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1989................... $100,000 $100,480  $  481   $  480   $      239*  $      214*
  1990...................  100,000  101,351   1,353    1,351        1,053*         859*
  1991...................  100,000  102,413   2,417    2,413        2,117        1,813
  1992...................  100,000  103,809   3,817    3,809        3,517        3,209

                               AGGRESSIVE GROWTH
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
 ON APRIL                 ----------------- ----------------- -----------------------
  29TH OF                 OPTION A OPTION B OPTION A OPTION B  OPTION A     OPTION B
-----------               -------- -------- -------- -------- ----------   ----------
  1989................... $100,000 $100,480  $  481   $  480   $      239*  $      214*
  1990...................  100,000  101,255   1,258    1,255          958*         763*
  1991...................  100,000  102,203   2,211    2,203        1,911        1,603
  1992...................  100,000  103,457   3,472    3,457        3,172        2,857

-------
 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

  The following examples show how the hypothetical net return of the investment division which invests in the International Stock Portfolio of the Fund would have affected benefits for a Policy dated May 1, 1991 (the effective date for the International Stock Portfolio). These examples assume that the net premiums and related cash values were in this investment division for the entire period.

                              INTERNATIONAL STOCK
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                           BASED ON CURRENT CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON MAY                  ----------------- ----------------- -------------------------
  1ST OF                  OPTION A OPTION B OPTION A OPTION B  OPTION A       OPTION B
-----------               -------- -------- -------- -------- ----------     ----------
  1992................... $100,000 $100,302   $303     $302            $61*           $36*

                              INTERNATIONAL STOCK
           ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER RISK)
                          BASED ON GUARANTEED CHARGES

  POLICY
 NNIVERSARYA                DEATH BENEFIT      CASH VALUE     CASH SURRENDER VALUE
  ON MAY                  ----------------- ----------------- -------------------------
  1ST OF                  OPTION A OPTION B OPTION A OPTION B  OPTION A       OPTION B
-----------               -------- -------- -------- -------- ----------     ----------
  1992................... $100,000 $100,302   $303     $302     $       61*    $       36*

-------
* The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

BENEFIT AT FINAL DATE

  If the insured is living, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebtedness (see "Policy Benefits--Cash Value," page A-16). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters," page A-51).

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insurance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see Appendix A, page A-85. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the insured's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance benefits described in Appendix A, page A-85, may be included with a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value," page A-30). See Appendix A, page A-85, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Policy.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only to insureds 80 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropolitan Life may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law.

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will ordinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy (but no earlier than the date the application is completed) if desired to preserve a younger age at issue for the insured. Individuals may also request that the Date of Policy be the date the application is completed if a payment of at least $2,500.00 is received with the application. In these instances, the Policy owner will incur a charge for insurance protection prior to the time that insurance coverage under the Policy is in force (except under any temporary insurance agreement described below). However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Investment Start Date if a payment is received with the application. In the case of certain payroll deduction plans or other automatic investment plans, the Date of Policy may be earlier or later than the date the first premium payment is received, pursuant to established administrative rules.

  If a premium payment equivalent to at least one "check-o-matic" payment is received with the application, and there has been no material misrepresentation in the application, fixed, temporary insurance equal to the specified face amount applied for up to a maximum amount of $500,000, provided at no additional charge, will start as of the date the application was completed and will continue for a maximum of 90 days. However, if a medical examination of a person to be insured is initially required by the underwriting rules of Metropolitan Life, coverage on that person will not start until completion of the examination. If it is not completed within 90 days from the date of the application, there will be no coverage, except that, if the person to be insured dies from an accident within 30 days from the date of the application and before the examination is completed, temporary insurance will be in effect if it has not already ended under the terms of the temporary insurance agreement. In no event will a death benefit be provided under the temporary insurance agreement if death is by suicide.

  Metropolitan Life will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see "Allocation of Premiums and Cash Value," page A-27). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy is received at the Designated Office.

  Except as otherwise provided in any temporary insurance agreement, there will be no insurance coverage under a Policy unless at the time the Policy is delivered the insured's health is the same as stated in the application and, in most states, the insured has not sought medical advice or treatment subsequent to the date of the application.

PREMIUMS

  Payment of Premiums. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. During the first two Policy years, premium payments must be at least equal to a minimum allowable planned premium schedule. After the first two Policy years, the Policy owner is not required to pay premiums in accordance with the planned periodic premium schedule.

  MOREOVER THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE AFTER THE FIRST TWO POLICY YEARS. Instead, the duration of the Policy after the first two Policy years depends upon the Policy's cash surrender value (see "Policy Termination and Reinstatement--Termination," page A-28).

  The Policy owner must designate in the application one of the following ways to pay the planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually, or monthly through "check-o-matic" payments. Monthly "check-o-matic" payments are automatically made by preauthorized transfers from a bank checking account. A Policy owner may also elect to pay monthly planned periodic premiums through various payroll deduction plans if provided by the employer of the Policy owner.

  Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premium Limitations. During the first two Policy years, premium payments by a Policy owner must at least equal the minimum allowable planned premium for the particular Policy or the Policy will terminate after a grace period commencing on a monthly anniversary when the total premiums paid as of that date are not at least equal to the minimum premiums required as of that date and the cash surrender value is insufficient to pay the monthly deduction on that date. The minimum allowable planned premium is equal to the then current annual target premium for the Policy.

  Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

  There may be cases where the total of all premiums paid could cause the Policy to be classified as a modified endowment contract (see "Federal Tax Matters," page A-51). The annual statement (see "Reports," page A-59) sent to each Policy owner will include information regarding the modified endowment contract status of a Policy. In cases where a Policy is not an irrevocable modified endowment contract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  Every planned premium payment after the first Policy year must be at least $200 on an annual basis, $100 on a semi-annual basis and $15 on a "check-o-matic" or other pre-authorized transfer basis. Every unplanned premium payment must be at least $250. Premium payments less than these minimum amounts will be refunded to the Policy owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges," page A-29).

  Allocation of Net Premiums. In the application for a Policy, the Policy owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Policy owner may change the allocation of future net premiums without charge at any time by providing Metropolitan Life with written notification at the Designated Office. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

  Cash Value Transfers. The Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for transfers. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $50 or the total amount in an investment division or, if the transfer is from the Fixed Account the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account for up to six months (see "The Fixed Account-- Transfers, Withdrawals, Surrenders, and Policy Loans," page A-48). Metropolitan Life will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Office.

  Transfers are not taxable transactions under current law. Transfer requests must be in writing, in a form acceptable to Metropolitan Life.

POLICY TERMINATION AND REINSTATEMENT

  Termination. If, during the first two Policy years, the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction and the total premiums paid as of such monthly anniversary are not equal to the minimum premiums required as of that date, Metropolitan Life will notify the Policy owner and any assignee of record of that difference. Also, if, after the first two Policy years, the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record of that shortfall. In either case, the Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. In the first two Policy years, the minimum necessary premium payment will be an amount equal to the difference between the total premiums previously paid and the minimum required premiums. After the first two Policy years, the minimum necessary payment must be an amount sufficient to keep the Policy in force for two months after the premium expense charges have been deducted. Failure to make a sufficient payment within the grace period will result in termination of the Policy. In the first two Policy years after issue or after an increase in the specified face amount, any excess sales charges (see "Surrender Charge--Excess Sales Charge," page A-34) will be returned to the Policy owner. Otherwise, a Policy terminates without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life: (1) a written application for reinstatement; (2) evidence of insurability satisfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges," page A-
29), is large enough to cover: (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) any due and unpaid monthly Policy charges incurred during the first Policy year; (c) any portion of the surrender charge which was not paid at termination because the cash value at termination was insufficient to pay such portion of the charge; (d) for terminations occurring in the two Policy years after issue or after an increase in the specified face amount, an amount equal to the excess, if any, of (i) the portion of the surrender charge applicable to the issue or the increase which would be payable (without regard to any excess sales charge limitations as described on page A-34) if the Policy were surrendered in the Policy year of reinstatement and as if the Policy had not been terminated earlier over (ii) the amount of the applicable surrender charge paid at termination; and (e) interest at the rate of 6% per year on the amount set forth in (b) from the commencement of the grace period to the date of reinstatement. Metropolitan Life reserves the right to waive the interest due set forth in (e) above.

  Notwithstanding the above, at the present time, with respect to the reinstatement of a Policy that is terminated during the first two Policy years, Metropolitan Life will accept as the premium required for reinstatement the lesser of the amount as defined in the immediately preceding paragraph and the following: the excess of the sum of (a) the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement; (b) the total of the minimum required premiums that would have been payable under the Policy from the date of the Policy until the effective date of reinstatement had no termination occurred; and (c) an amount that after the deduction of the premium expense charges would equal any amount previously refunded to the Policy owner as an Excess Sales Charge (see "Surrender Charge-- Excess Sales Charge," page A-34), over the sum of all premiums paid by the Policy owner to the effective date of the termination before any charges or deductions were applied. Metropolitan Life offers this alternative calculation of the premium required for reinstatement at present but reserves the right to modify or rescind this offer at its sole discretion.

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium required above to reinstate the Policy.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. However, a Policy which was terminated and reinstated during the first two Policy years will be subject to termination after a grace period when the cash surrender value is insufficient to pay a monthly deduction even if all minimum premiums required to be paid during the first two Policy years have been paid. A reinstated Policy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability," page A-49).

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Life as described below. A charge of 2% of premiums paid is deducted from all premium payments. There is also a charge (which may be deemed to be a sales load) upon the surrender of a Policy during the first fifteen Policy years or during the first fifteen Policy years after an increase in the specified face amount of a Policy (see "Surrender Charge," page A-32).

  The amount of the sales load (whether from either the premium expense charge or upon surrender of the Policy) in any Policy year cannot be specifically related to actual sales expenses for that year, which include sales commissions and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumulated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Life's general assets and surplus. Metropolitan Life does not anticipate that all its total sales expenses will be recovered from the sales charges.

  State Premium Tax Charge. An additional charge is made for state premium taxes of 2% of each premium payment. Premium taxes vary from state to state, and the 2% rate approximates the average tax rate expected to be paid on premiums from all states.

  Special Rules. Special rules apply to the deduction of premium expense charges in the case of a payment of a premium for a Policy at its issue or within six months of its issue when such payment is made in a lump sum with all or a portion of the proceeds of a cash surrender from a non-flexible permanent life policy or an unmatured endowment policy issued by Metropolitan Life or any of its affiliates. Under such special rules, which apply only to the amount derived from such proceeds, Metropolitan Life will waive the 4% premium expense charges. These special rules apply only if the surrendered policy is a single owner policy on the life of the primary insured under the Policy being purchased. For purposes of computing the sales load, in the event that a lump sum consists of an amount derived from such proceeds and an amount not so derived, the lump sum will be treated as two separate payments, with the amount derived from proceeds being deemed as the first payment.

TRANSFER CHARGE

  At the present time, no charge will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Separate Account and between the investment divisions and the Fixed Account. Metropolitan Life reserves the right in the future to assess a charge of up to $25 against each transfer. If made, the charge would be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment division bear to the total amount transferred, when the requested transfer is effected. Thus, for example, if a request is received for a transfer of $100, cash value in the amount of $100 would be deducted from the particular investment division(s), with $100 being transferred to the requested new investment division(s). The $25 would be deducted based on the cash value in each investment division from which amounts are transferred at the time of the transfer.

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for optional insurance benefits added by rider (see "Policy Benefits--Optional Insurance Benefits," page A-25) and monthly Policy charges. The cost of term insurance charge and the monthly Policy charges are discussed separately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits-- Increases," page A-15.

  The monthly deduction will be deducted as of each monthly anniversary commencing with the Date of Policy. It will be allocated among the Fixed Account and each investment division on the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Policy," page A-25, regarding when insurance coverage starts under a newly issued Policy.

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

  The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B than for those who have selected Death Benefit Option A (see "Policy Benefits--Death Benefits," page A-13), assuming the same specified face amount in each case and assuming that the minimum death benefit is not in effect. Since the death benefit under Option A remains constant while the death benefit under Option B varies with the cash value, cash value increases will generally reduce the term insurance amount under Option A but not under Option B. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see "Death Benefit Options--Minimum Death Benefit," page A-13), then the cost of term insurance will vary directly with the cash value under both death benefit options.

  If more than one rate class is in effect under a Policy (see "Rate Class," page A-31), the cost of term insurance will decrease if a Policy owner converts from Option A to Option B and will increase if a Policy owner converts from Option B to Option A.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts, in the case of group conversions which require unisex rates and in the case of Policies sold in connection with executive bonus and split dollar deferred compensation plans), age and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females. Any change in the cost of term insurance rates will apply to all persons of the same insuring age, sex, and rate class whose Policies have been in force for the same length of time.

  Metropolitan Life is adjusting the current cost of term insurance rates it charges a Policy as of the next Monthly Anniversary for the Policy occurring after April 30, 1992. The new rates represent an increase from the prior rates. The amount of the increase depends on the insured's age, sex (except where unisex rates apply) and rate class as well as the specified face amount of the Policy. Metropolitan Life's new rates for the Policies reflect actual mortality experience. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time again in the future.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher or lower mortality risk. For Ages 18 and over, each such rate class is further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk, and a higher cost of term insurance than those in the rate class with the lower mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insurance than those in the smoker division of the same rate class.

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire term insurance amount.

  Monthly Policy Charges. During the first Policy year, there will be a Base Administration Charge as described below plus a monthly charge equal to $0.25 per thousand dollars of specified face amount of the

Policy. The Base Administration Charge is equal to $5 per month at Ages less than eighteen, $15 per month at Ages eighteen to forty-nine, and $20 per month at Ages fifty and above. After the first Policy year, the monthly administration charge is $5 per month for Policies with a specified face amount of $250,000 or more, $7 per month for Policies with a specified face amount of $100,000 to $249,999, and $9 per month for Policies with a specified face amount of less than $100,000. The monthly administration charge will be determined by the specified face amount of the Policy at the time the monthly deduction is made. Thus, any change in the specified face amount of a Policy may result in a change in the monthly administration charge.

  These charges will be used to compensate Metropolitan Life for expenses incurred in the administration of the Policy as a multifunded policy. The first year charge will also compensate Metropolitan Life for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing Policy records. Metropolitan Life does not expect to derive a profit from these charges. If a Policy is surrendered in the first Policy year, the remaining Base Administration Charge for each of the full Policy months remaining in the first Policy year will be deducted from the cash value of the Policy in addition to any applicable surrender charge (see "Surrender Charge," below).

CHARGES AGAINST THE SEPARATE ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made against the Separate Account for mortality and expense risks assumed by Metropolitan Life. The amount of the charge is equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and expense experience are accurate, Metropolitan Life anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, Metropolitan Life could incur a loss.

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life," page A-53).

SURRENDER CHARGE

  A sales charge will be deducted in the form of a surrender charge from the cash value if the Policy is surrendered or terminated after a grace period during the first fifteen Policy years. A sales charge will also be deducted upon surrender or termination of a Policy during the first fifteen Policy years after an increase in the specified face amount of a Policy. In each case, the amount of the surrender charge is based on a charge per thousand dollars of specified face amount which varies with the Age of the insured at the time of the issue of the Policy or of the increase in the specified face amount and the death benefit option chosen at the time of issue or increase by the Policy owner. The surrender charges per thousand dollars of specified face amount are as follows:

 Option A:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1 $ 1
 6-10       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
11-20       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
21-25       3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
26-30       4   4   3   3   3   3   3   2   2   2   2   1   1   1   1
31-35       7   6   6   6   5   5   5   4   4   3   3   2   2   1   1
36-40       8   7   7   7   6   6   5   5   4   4   3   3   2   1   1
41-44      10   9   8   8   7   7   6   6   5   4   4   3   2   2   1
45-50      12  12  11  10  10   9   8   7   7   6   5   4   3   2   1
51-54      15  15  14  13  12  11  10   9   8   7   6   5   4   3   1
55-59      18  17  16  15  14  13  12  11  10   9   8   6   5   3   2
60-69      22  21  20  18  17  16  15  13  12  11   9   7   6   4   2
70-79      22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
80         22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

 Option B:

 AGE AT              POLICY YEARS SINCE ISSUE OR INCREASE
ISSUE OR  -----------------------------------------------------------
INCREASE   1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
---------------------------------------------------------------------
 0- 5     $ 4 $ 4 $ 3 $ 3 $ 3 $ 3 $ 3 $ 2 $ 2 $ 2 $ 2 $ 1 $ 1 $ 1 $ 1
 6-10       4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
11-20       5   5   5   4   4   4   3   3   3   2   2   2   1   1   1
21-25       7   7   6   6   6   5   5   4   4   3   3   2   2   1   1
26-30      10   8   7   7   7   6   6   5   4   4   3   3   2   1   1
31-35      12  12  11  10  10   9   8   7   6   5   4   4   3   2   1
36-40      15  14  13  12  12  11  10   9   8   7   6   5   4   3   1
41-44      20  20  19  18  17  16  14  13  12  10   9   7   5   4   2
45-50      24  24  24  22  21  19  17  16  14  12  10   8   6   4   2
51-54      27  27  26  24  23  21  19  18  16  14  12  10   7   5   3
55-59      30  29  27  25  24  22  20  18  16  14  12  10   8   5   3
60-69      32  30  29  27  25  23  22  20  18  15  13  11   8   6   3
70-79      36  34  33  31  29  27  25  23  20  18  16  13  10   7   4
80         40  38  36  34  32  30  28  26  24  22  19  17  14  11   6

  A total surrender charge at surrender or termination of a Policy will equal the sum of any surrender charge based on the specified face amount at issue and any surrender charges based on any increases in the specified face amount. Thus, a surrender charge may apply to a surrender made more than fifteen years after issue of a Policy where a specified face amount increase has occurred within fifteen years prior to the surrender. No surrender charge applies to any increase in the specified face amount resulting from a change in the death benefit option. Also, surrender charges are not reduced by a decrease in the specified face amount. No surrender charges are assessed against partial withdrawals or loans, but the amount of the applicable surrender charge indicated above which would be deducted (disregarding the effect of the excess sales charge limits discussed below) if the Policy were surrendered reduces the amount of cash value which may be withdrawn or borrowed.

  For example, if a Policy owner who is 25 years old purchases a Policy with a specified face amount of $100,000 and chooses death benefit Option A, the surrender charge in year five, assuming no increases in the specified face amount, would be $300 ($3 X 100). If the Policy owner increases the specified face amount by $50,000 in year 10 (when the Policy owner is 35 years old), the surrender charge in year 15 would be $350, consisting of $100 ($1 X 100) relating to the specified face amount at issue, and $250 ($5 X 50) relating to the increase in the specified face amount. In year 20, the surrender charge would be $150, consisting of 0 relating to the specified face amount at issue (since the surrender takes place more than 15 years after the original issuance of the Policy), and $150 ($3 X 50) relating to the increase in the specified face amount.

  During the first Policy year, in addition to the applicable surrender charge, the remaining monthly Base Administration Charges will also be imposed upon surrender of a Policy (see "Charges and Deductions--Monthly Policy Charges," page A-31).

  Excess Sales Charge. With respect to the surrender or termination of a Policy during the first two Policy years after issue or after an increase in the specified face amount, the applicable surrender charge, together with all sales charges previously deducted from premium payments, may not exceed the sum of
(i) 30% of premium payments in aggregate amount less than or equal to one guideline annual premium, plus (ii) 10% of premium payments in aggregate amount greater than one guideline annual premium but not more than two guideline annual premiums, plus (iii) 9% of each premium payment in excess of two guideline annual premiums. The cash surrender value of an in force Policy is not affected by these limits.

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the charges deducted from premiums, the monthly administration charge, the surrender charge and the charge against the Separate Account for mortality and expense risks with respect to the Policies.

OTHER CHARGES

  Fund Investment Management Fee. Shares of the Fund are purchased for the Separate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee paid by the Fund at the annual rate of
 .25% (.75% for the International Stock Portfolio and the Aggressive Growth Portfolio) of the average daily value of the aggregate net assets of the portfolios for the investment management services provided by Metropolitan Life, as described more fully under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?", page A-5 and in the attached prospectus for the Fund. The net asset value of Fund shares also reflects deduction of direct expenses from the assets of the Fund as more fully described in the attached prospectus for the Fund.

    ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, CASH SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The tables on pages A-36 to A-43 illustrate the way in which a Policy's death benefit, cash value and cash surrender value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations," page A-26), for a specified face amount of $100,000 for males aged 25 and 40. Each illustration assumes that the insured is in Metropolitan Life's standard nonsmoker underwriting risk classification. Illustrations for an insured in Metropolitan Life's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, for the minimum death benefit and death benefit Option B, lower death benefits. The differences between the cash values and the cash surrender values in the first fifteen years are the surrender charges.
  The death benefits, cash values and cash surrender values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such averages.
  The amounts shown for the death benefits, cash values and cash surrender values take into account the deductions from premiums and the monthly deduction from cash value, as well as the daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Policies and the daily charge to the Fund for investment management services equivalent to an annual rate of .392857% of the average daily value of the aggregate net assets of the Fund (an average of the five available portfolios of the Fund that have an investment management fee of .25% and the two portfolios that have an investment management fee of .75%) and .283319% for direct fund expenses. (See "Charges and Deductions," page A-29).
  Columns on pages A-36, A-37, A-40 and A-41 are based on the guaranteed cost of term insurance rates; columns on pages A-38, A-39, A-42 and A-43 are based on the current cost of term insurance rates as presently in effect (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate," page A-31).
  Taking account of the charges for mortality and expense risks, investment management services and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: - 1.55%, 4.36% and 10.26%, respectively.
  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life," page A-
53).
  The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.
  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount requested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                    TOTAL CASH                  TOTAL DEATH
                                       TOTAL CASH VALUE(2)      SURRENDER VALUE(2)               BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
         END OF             AT 5%      RATES OF RETURN OF       RATES OF RETURN OF           RATES OF RETURN OF
         POLICY           INTEREST   ----------------------- --------------------------  --------------------------
          YEAR            PER YEAR     0%     6%      12%      0%       6%       12%        0%       6%      12%
         ------          ----------- ------ ------- -------- -------  -------  --------  -------- -------- --------
 1......................  $    998   $  344 $   380 $    417 $   102* $   138* $    175* $100,000 $100,000 $100,000
 2......................     2,045      986   1,090    1,198     686*     790*      898*  100,000  100,000  100,000
 3......................     3,145    1,618   1,831    2,061   1,318    1,531     1,761   100,000  100,000  100,000
 4......................     4,299    2,243   2,608    3,016   1,943    2,308     2,716   100,000  100,000  100,000
 5......................     5,512    2,859   3,418    4,069   2,559    3,118     3,769   100,000  100,000  100,000
 6......................     6,785    3,462   4,262    5,229   3,262    4,062     5,029   100,000  100,000  100,000
 7......................     8,122    4,053   5,140    6,505   3,853    4,940     6,305   100,000  100,000  100,000
 8......................     9,525    4,628   6,050    7,908   4,428    5,850     7,708   100,000  100,000  100,000
 9......................    10,999    5,188   6,994    9,449   4,988    6,794     9,249   100,000  100,000  100,000
10......................    12,546    5,732   7,972   11,143   5,532    7,772    10,943   100,000  100,000  100,000
15......................    21,525    8,132  13,354   22,453   8,032   13,254    22,353   100,000  100,000  100,000
20......................    32,983    9,845  19,537   40,580   9,845   19,537    40,580   100,000  100,000  100,000
25......................    47,608   10,667  26,551   69,754  10,667   26,551    69,754   100,000  100,000  133,230(3)
40......................   120,498    1,693  51,870  306,321   1,693   51,870   306,321   100,000  100,000  373,711(3)

--------
(1) Assumes annual planned premium payments of $950 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," on page A-13 for further details.

 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                        TOTAL CASH
                                       TOTAL CASH VALUE(2)          SURRENDER VALUE(2)           TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
         END OF             AT 5%       RATES OF RETURN OF          RATES OF RETURN OF             RATES OF RETURN OF
         POLICY           INTEREST   --------------------------- ----------------------------  -----------------------------
          YEAR            PER YEAR     0%         6%      12%      0%         6%       12%        0%          6%      12%
         ------          ----------- -------    ------- -------- -------    -------  --------  --------    -------- --------
 1......................  $    998   $   344    $   380 $    416 $    78*   $   114* $    150* $100,344    $100,380 $100,416
 2......................     2,045       983      1,087    1,195     491*       595*      703*  100,983     101,087  101,195
 3......................     3,145     1,613      1,825    2,055   1,013      1,225     1,455   101,613     101,825  102,055
 4......................     4,299     2,234      2,597    3,003   1,634      1,997     2,403   102,234     102,597  103,003
 5......................     5,512     2,845      3,401    4,048   2,245      2,801     3,448   102,845     103,401  104,048
 6......................     6,785     3,442      4,236    5,196   2,942      3,736     4,696   103,442     104,236  105,196
 7......................     8,122     4,025      5,103    6,457   3,525      4,603     5,957   104,025     105,103  106,457
 8......................     9,525     4,592      6,000    7,840   4,192      5,600     7,440   104,592     106,000  107,840
 9......................    10,999     5,143      6,928    9,355   4,743      6,528     8,955   105,143     106,928  109,355
10......................    12,546     5,675      7,887   11,017   5,375      7,587    10,717   105,675     107,887  111,017
15......................    21,525     7,988     13,094   21,980   7,888     12,994    21,880   107,988     113,094  121,980
20......................    32,983     9,540     18,865   39,073   9,540     18,865    39,073   109,540     118,865  139,073
25......................    47,608    10,094     24,995   65,764  10,094     24,995    65,764   110,094     124,995  165,764
40......................   120,498         0(3)  37,741  273,677       0(3)  37,741   273,677         0(3)  137,741  373,677

--------
(1) Assumes annual planned premium payments of $950 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination," on page A-28 for further details.

 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION A CURRENT COST OF TERM INSURANCE CHARGES

                                                             TOTAL CASH
                               TOTAL CASH VALUE(2)       SURRENDER VALUE(2)         TOTAL DEATH BENEFIT(2)
                  PREMIUMS    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                 ACCUMULATED GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
     END OF         AT 5%       RATES OF RETURN OF       RATES OF RETURN OF           RATES OF RETURN OF
     POLICY       INTEREST   ------------------------ --------------------------  --------------------------    -----------
      YEAR        PER YEAR     0%      6%      12%      0%       6%       12%        0%       6%      12%
     ------      ----------- ------- ------- -------- -------  -------  --------  -------- -------- --------
 1..............  $    998   $   344 $   380 $    417 $   102* $   138* $    175* $100,000 $100,000 $100,000
 2..............     2,045     1,076   1,183    1,294     776*     883*      994*  100,000  100,000  100,000
 3..............     3,145     1,797   2,021    2,263   1,497    1,721     1,963   100,000  100,000  100,000
 4..............     4,299     2,508   2,896    3,331   2,208    2,596     3,031   100,000  100,000  100,000
 5..............     5,512     3,208   3,811    4,510   2,908    3,511     4,210   100,000  100,000  100,000
 6..............     6,785     3,897   4,766    5,811   3,697    4,566     5,611   100,000  100,000  100,000
 7..............     8,122     4,577   5,763    7,247   4,377    5,563     7,047   100,000  100,000  100,000
 8..............     9,525     5,246   6,805    8,831   5,046    6,605     8,631   100,000  100,000  100,000
 9..............    10,999     5,906   7,893   10,580   5,706    7,693    10,380   100,000  100,000  100,000
10..............    12,546     6,541   9,014   12,493   6,341    8,814    12,293   100,000  100,000  100,000
15..............    21,525     9,539  15,374   25,442   9,439   15,274    25,342   100,000  100,000  100,000
20..............    32,983    12,149  23,106   46,488  12,149   23,106    46,488   100,000  100,000  103,204(3)
25..............    47,608    14,252  32,431   80,484  14,252   32,431    80,484   100,000  100,000  153,725(3)
40..............   120,498    14,872  73,626  364,746  14,872   73,626   364,746   100,000  100,000  444,990(3)

--------
(1) Assumes annual planned premium payments of $950 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," on page A-13 for further details.
 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                                                                     TOTAL CASH
                                       TOTAL CASH VALUE(2)       SURRENDER VALUE(2)         TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
         END OF             AT 5%       RATES OF RETURN OF       RATES OF RETURN OF           RATES OF RETURN OF
         POLICY           INTEREST   ------------------------ --------------------------  --------------------------
          YEAR            PER YEAR     0%      6%      12%      0%       6%       12%        0%       6%      12%
         ------          ----------- ------- ------- -------- -------  -------  --------  -------- -------- --------
 1......................  $    998   $   344 $   380 $    416 $    78* $   114* $    151* $100,344 $100,380 $100,416
 2......................     2,045     1,075   1,181    1,292     583*     689*      800*  101,075  101,181  101,292
 3......................     3,145     1,794   2,018    2,259   1,194    1,418     1,659   101,794  102,018  102,259
 4......................     4,299     2,503   2,891    3,324   1,903    2,291     2,724   102,503  102,891  103,324
 5......................     5,512     3,200   3,802    4,499   2,600    3,202     3,899   103,200  103,802  104,499
 6......................     6,785     3,887   4,752    5,794   3,387    4,252     5,294   103,887  104,752  105,794
 7......................     8,122     4,563   5,745    7,222   4,063    5,245     6,722   104,563  105,745  107,222
 8......................     9,525     5,228   6,780    8,797   4,828    6,380     8,397   105,228  106,780  108,797
 9......................    10,999     5,884   7,861   10,533   5,484    7,461    10,133   105,884  107,861  110,533
10......................    12,546     6,512   8,971   12,430   6,212    8,671    12,130   106,512  108,971  112,430
15......................    21,525     9,470  15,248   25,215   9,370   15,148    25,115   109,470  115,248  125,215
20......................    32,983    12,005  22,792   45,792  12,005   22,792    45,792   112,005  122,792  145,792
25......................    47,608    13,969  31,692   78,824  13,969   31,692    78,824   113,969  131,692  178,824
40......................   120,498    13,232  65,447  352,617  13,232   65,447   352,617   113,232  165,447  452,617

--------
(1) Assumes annual planned premium payments of $950 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION A GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                      TOTAL CASH
                                        TOTAL CASH VALUE(2)       SURRENDER VALUE(2)          TOTAL DEATH BENEFIT(2)
                          PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                         ACCUMULATED  GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
         END OF             AT 5%       RATES OF RETURN OF        RATES OF RETURN OF            RATES OF RETURN OF
         POLICY           INTEREST   ------------------------- ---------------------------  --------------------------
          YEAR            PER YEAR     0%       6%      12%      0%        6%       12%        0%       6%      12%
         ------          ----------- ------- -------- -------- -------  --------  --------  -------- -------- --------
 1......................   $ 1,313   $   581 $    632 $    684 $   231* $    282* $    334* $100,000 $100,000 $100,000
 2......................     2,691     1,337    1,483    1,636     821*      967*    1,120*  100,000  100,000  100,000
 3......................     4,138     2,055    2,345    2,658   1,355     1,645     1,958   100,000  100,000  100,000
 4......................     5,657     2,735    3,216    3,758   2,035     2,516     3,058   100,000  100,000  100,000
 5......................     7,252     3,374    4,095    4,940   2,774     3,495     4,340   100,000  100,000  100,000
 6......................     8,928     3,971    4,981    6,214   3,371     4,381     5,614   100,000  100,000  100,000
 7......................    10,686     4,525    5,872    7,586   4,025     5,372     7,086   100,000  100,000  100,000
 8......................    12,533     5,035    6,768    9,069   4,535     6,268     8,569   100,000  100,000  100,000
 9......................    14,472     5,498    7,667   10,670   5,098     7,267    10,270   100,000  100,000  100,000
10......................    16,508     5,911    8,564   12,401   5,511     8,164    12,001   100,000  100,000  100,000
15......................    28,322     7,026   12,832   23,397   6,926    12,732    23,297   100,000  100,000  100,000
20......................    43,399     5,948   16,073   39,979   5,948    16,073    39,979   100,000  100,000  100,000
25......................    62,642     1,412   16,911   66,574   1,412    16,911    66,574   100,000  100,000  100,000

--------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
           BENEFIT OPTION B GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                      TOTAL CASH
                                        TOTAL CASH VALUE(2)       SURRENDER VALUE(2)         TOTAL DEATH BENEFIT(2)
                          PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                         ACCUMULATED  GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
         END OF             AT 5%       RATES OF RETURN OF        RATES OF RETURN OF           RATES OF RETURN OF
         POLICY           INTEREST   ------------------------- --------------------------  --------------------------
          YEAR            PER YEAR     0%       6%      12%      0%       6%       12%        0%       6%      12%
         ------          ----------- ------- -------- -------- ------- --------  --------  -------- -------- --------
 1......................   $ 1,313   $   580 $    631 $    683 $  230* $    281* $    333* $100,580 $100,631 $100,683
 2......................     2,691     1,331    1,476    1,628    631*      776*      928*  101,331  101,476  101,628
 3......................     4,138     2,041    2,327    2,639    741     1,027     1,339   102,041  102,327  102,639
 4......................     5,657     2,709    3,184    3,720  1,509     1,984     2,520   102,709  103,184  103,720
 5......................     7,252     3,332    4,042    4,876  2,132     2,842     3,676   103,332  104,042  104,876
 6......................     8,928     3,910    4,901    6,112  2,810     3,801     5,012   103,910  104,901  106,112
 7......................    10,686     4,440    5,758    7,434  3,440     4,758     6,434   104,440  105,758  107,434
 8......................    12,533     4,921    6,610    8,849  4,021     5,710     7,949   104,921  106,610  108,849
 9......................    14,472     5,351    7,453   10,362  4,551     6,653     9,562   105,351  107,453  110,362
10......................    16,508     5,726    8,284   11,978  5,026     7,584    11,278   105,726  108,284  111,978
15......................    28,322     6,559   11,951   21,741  6,459    11,851    21,641   106,559  111,951  121,741
20......................    43,399     5,053   13,871   34,643  5,053    13,871    34,643   105,053  113,871  134,643
25......................    62,642       137   12,207   51,047    137    12,207    51,047   100,137  112,207  151,047

--------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
                      STANDARD NONSMOKER UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                     CURRENT COST OF TERM INSURANCE CHARGES

                                                                     TOTAL CASH
                                       TOTAL CASH VALUE(2)       SURRENDER VALUE(2)        TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT
         END OF             AT 5%       RATES OF RETURN OF       RATES OF RETURN OF          RATES OF RETURN OF
         POLICY           INTEREST   ------------------------ --------------------------  ------------------------
          YEAR            PER YEAR     0%      6%      12%      0%       6%       12%        0%      6%      12%
         ------          ----------- ------- ------- -------- -------  -------  --------  -------- ------- -------
 1......................   $ 1,313   $   581 $   632 $    684 $   231* $   282* $    334* $100,000 100,000 100,000
 2......................     2,691     1,546   1,699    1,858   1,030*   1,183*    1,342*  100,000 100,000 100,000
 3......................     4,138     2,483   2,798    3,138   1,783    2,098     2,438   100,000 100,000 100,000
 4......................     5,657     3,392   3,931    4,535   2,692    3,231     3,835   100,000 100,000 100,000
 5......................     7,252     4,272   5,099    6,061   3,672    4,499     5,461   100,000 100,000 100,000
 6......................     8,928     5,125   6,305    7,732   4,525    5,705     7,132   100,000 100,000 100,000
 7......................    10,686     5,952   7,552    9,563   5,452    7,052     9,063   100,000 100,000 100,000
 8......................    12,533     6,754   8,841   11,571   6,254    8,341    11,071   100,000 100,000 100,000
 9......................    14,472     7,531  10,175   13,776   7,131    9,775    13,376   100,000 100,000 100,000
10......................    16,508     8,268  11,541   16,185   7,868   11,141    15,785   100,000 100,000 100,000
15......................    28,322    11,424  18,983   32,231  11,324   18,883    32,131   100,000 100,000 100,000
20......................    43,399    13,362  27,311   57,967  13,362   27,311    57,967   100,000 100,000 100,000
25......................    62,642    13,722  36,606  100,431  13,722   36,606   100,431   100,000 100,000 122,526(3)

--------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.
(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit," on page A-13 for further details.
 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
  STANDARD NONSMOKER UNDERWRITING RISK SPECIFIED FACE AMOUNT: $100,000--DEATH
            BENEFIT OPTION B CURRENT COST OF TERM INSURANCE CHARGES

                                                                   TOTAL CASH
                                      TOTAL CASH VALUES(2)     SURRENDER VALUE(2)         TOTAL DEATH BENEFIT(2)
                          PREMIUMS    ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                         ACCUMULATED GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT
         END OF             AT 5%      RATES OF RETURN OF      RATES OF RETURN OF           RATES OF RETURN OF
         POLICY           INTEREST   -------------------------------------------------- --------------------------
          YEAR            PER YEAR     0%      6%      12%     0%       6%       12%       0%       6%      12%
         ------          -----------   --    ------- ---------------  -------  -------- -------- -------- --------
 1......................   $1,313    $   580 $   631 $   683 $   230* $   281* $   333* $100,580 $100,631 $100,683
 2......................    2,691      1,543   1,695   1,854     843*     995*   1,154*  101,543  101,695  101,854
 3......................    4,138      2,476   2,790   3,129   1,176    1,490    1,829   102,476  102,790  103,129
 4......................    5,657      3,379   3,916   4,518   2,179    2,716    3,318   103,379  103,916  104,518
 5......................    7,252      4,252   5,075   6,031   3,052    3,875    4,831   104,252  105,075  106,031
 6......................    8,928      5,096   6,268   7,684   3,996    5,168    6,584   105,096  106,268  107,684
 7......................   10,686      5,911   7,497   9,490   4,911    6,497    8,490   105,911  107,497  109,490
 8......................   12,533      6,698   8,764  11,465   5,798    7,864   10,565   106,698  108,764  111,465
 9......................   14,472      7,457  10,070  13,626   6,657    9,270   12,826   107,457  110,070  113,626
10......................   16,508      8,173  11,400  15,975   7,473   10,700   15,275   108,173  111,400  115,975
15......................   28,322     11,150  18,491  31,340  11,050   18,391   31,240   111,150  118,491  131,340
20......................   43,399     12,725  25,905  54,809  12,725   25,905   54,809   112,725  125,905  154,809
25......................   62,642     12,467  33,129  90,832  12,467   33,129   90,832   112,467  133,129  190,832

--------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * The values indicated take into account the Securities and Exchange Commission limits on sales charges (see "Surrender Charge--Excess Sales Charge" on page A-34). As discussed on page A-34, the Cash Surrender Value for purposes of determining whether a Policy will terminate and the amount a Policy owner may borrow or partially withdraw is not affected by such limits, may be less than stated above and could be zero.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 POLICY RIGHTS

  The description of rights under the Policy set forth below assumes that no riders are in effect. See Appendix A, page A-85, for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. At any time, the Policy owner may borrow money from Metropolitan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less the monthly deductions to the end of the Policy year, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters," page A-51.

  Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. The interest charged on a Policy loan accrues daily. The interest rate is currently 8% per year. Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Policy Loan Account.

  The Tax Reform Act of 1986 phased out the consumer interest deduction for federal income tax purposes. Thus, for individuals, interest paid to Metropolitan Life in connection with policy loans used for consumer purposes is no longer deductible.

  The Tax Reform Act of 1986 also changed the law with respect to the deductibility of interest on policyholder loans on life insurance policies owned by businesses. In the case of life insurance policies owned by a taxpayer covering the life of an individual who is an officer or employee, or is financially interested in the taxpayer's trade or business, the interest paid on the policy loan is not deductible to the extent that the aggregate indebtedness, under all the policies covering such person, exceeds $50,000. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. See "Federal Tax Matters," page A-51.

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the transfer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the fixed rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metropolitan Life. Presently, this charge is 2%. Thus, the interest rate presently credited is 6%. The minimum rate credited to the Policy Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed

Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metropolitan Life within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement," page A-28).

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $50. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable under the Policy. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Policy owner must designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a partial withdrawal or totally surrender the Policy by sending a written request to Metropolitan Life. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. No charge will be imposed on partial withdrawals. See "Charges and Deductions--Surrender Charge," page A-32 for a discussion of surrender charges. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters," page A-51.

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix A," page A-85). If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Policy's death benefit and cash value, both computed as of the surrender date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  When death benefit Option A is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the specified face amount. However, the death benefit will be reduced by the amount withdrawn. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Benefits--Decreases," page A-15).

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases," page A-15), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Code rules (see "Premiums--Premium Limitations," page A-26). A partial withdrawal will also not be permitted unless the resulting cash surrender value would be sufficient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers," on page A-27.

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's cash value will be transferred to the general account of Metropolitan Life.

                               THE FIXED ACCOUNT

  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other separate accounts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of Metropolitan Life.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metropolitan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so.

FIXED ACCOUNT BENEFITS

  The Policy owner may select either death benefit Option A or B under the Policy and may change such option or the Policy's specified face amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally (see "Policy Benefits--Death Benefits," page A-13).

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. Metropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. This is the rate that will be credited to the first $1,000 of cash value in the Fixed Account. Metropolitan Life may declare any rate of interest in excess of 4% at any time to be credited to amounts of cash value in the Fixed Account in excess of $1,000, subject to the following conditions:
Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date declared. Metropolitan Life may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF $1,000 MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anniversary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans (see "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," "Surrender and Withdrawal Privileges," pages A-27, A-44 and A-45).

  Metropolitan Life reserves the right to delay transfers, withdrawals, surrenders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see "Other Policy Provisions--Payment and Deferment," page A-50). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

                      RIGHTS RESERVED BY METROPOLITAN LIFE

  Metropolitan Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

  . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.
  . To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.
  . To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.
  . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

  . To change the way Metropolitan Life assesses charges, but without increasing the aggregate amount charged to the Fixed Account, the Separate Account and any currently available portfolio of the Fund in connection with the Policies.

  . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Policy are allocated. Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

                            OTHER POLICY PROVISIONS

  Owner. The owner of a Policy is the insured unless another owner has been named in the application for the Policy. The owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new owner or a contingent owner who would become the Policy owner if the owner should die before the insured dies.

  Beneficiary. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the insured is alive. If no beneficiary or contingent beneficiary is alive when the insured dies, the owner (or the owner's estate) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

  If more than one beneficiary is alive when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Policy. Metropolitan Life will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Collateral Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Life may defer the determination, application or payment of any such amount or any transfer of cash value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Metropolitan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned or is uncertain.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

                    SALES AND ADMINISTRATION OF THE POLICIES

  Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Policies are located in: Aurora, Illinois; Johnstown, Pennsylvania; Pearl River, New York; Princeton, New Jersey; San Ramon, California; Tampa, Florida; Tulsa, Oklahoma; and Warwick, Rhode Island. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies," page A-51). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Finally, Metropolitan Life acts as principal underwriter for a different form of the flexible premium multifunded life insurance policy and for a flexible premium variable universal life insurance policy, premiums for which may also be allocated to the Separate Account.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

                          DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who are licensed life insurance sales representatives and registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Policies may in the future be sold through other registered broker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. Maximum commissions payable during the first policy year to writing representatives will be 45% of the target premium for a Policy where the Policy owner chooses death benefit Option A at issue and 55% of the Option A target premium for a Policy where Option B is chosen, plus, in either case, 3% of the excess of the premium paid over the Option A target premium. In no event will first year commissions for a Policy exceed 41.25% of the federal guideline annual premium set forth in Section 7702 of the Internal Revenue Code. Writing representatives may be required to return all or part of the first year commission if the Policy is not continued through the second Policy year. Renewal commissions in Policy years 2 through 4 will be 5% of premiums paid and are payable to the writing representative. Renewal commissions in Policy years 5 through 10 will be 2% of premiums paid. Renewal commissions in Policy years 11 and after will be 1% of premiums paid.

  The sales manager receives (i) a commission not to exceed 16% of first year commissions credited to the writing representative and (ii) a commission not to exceed 16% of renewal commissions paid to the writing representative in Policy years 2 and later.

  The commissions are paid by Metropolitan Life. They do not result in any charges against the Policy in addition to those set forth under "Charges and Deductions," page A-29. During 1992, such commissions aggregated approximately $5,300,000.

                              FEDERAL TAX MATTERS

  The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Metropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under either death benefit option in the Policy is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy. Under most circumstances, only the amount withdrawn or received upon surrender that exceeds the total premiums paid will be treated as ordinary income.

  The United States Treasury Department has adopted regulations which set diversification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

  There is a possibility that regulations may be proposed in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Metropolitan Life reserves the right to amend the Policies in any way necessary to avoid any such result.

  Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is or becomes a modified endowment contract as described below, that no part of any loan received under a Policy will constitute income to the owner. A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. A total surrender or cancellation of the Policy also may have tax consequences depending on the circumstances.

  The Technical and Miscellaneous Revenue Act of 1988 amended the federal income tax treatment of pre-death withdrawals from a class of life insurance contracts referred to as modified endowment contracts. Unlike other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2.

  In general, a modified endowment contract is a life insurance contract entered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed below. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two years before a policy fails the 7-pay test is treated as made in anticipation of such failure. Whether or not a particular policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any increase in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be considered material modifications. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations," page A-26).

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unscheduled premium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each insured, owner or beneficiary.

  The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. If, however, Metropolitan Life determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes.

  Under present laws, Metropolitan Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Account. However, there is a 2% charge on premiums paid imposed for state premium taxes.

                                   MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

      PRINCIPAL OCCUPATION & POSITIONS AND OFFICES
NAME     BUSINESS ADDRESS    WITH METROPOLITAN LIFE
----  ---------------------- ----------------------
Theodossios
 Athanassiades.......... President and Chief Operating Officer, President, Chief Operating
                         Metropolitan Life Insurance Company,   Officer and Director
                         One Madison Avenue,
                         New York, NY 10010.
Joan Ganz Cooney........ Chairman, Executive Committee,         Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
John J. Creedon......... Retired President                      Director
                         and Chief Executive Officer,
                         Metropolitan Life Insurance Company,
                         200 Park Avenue, Suite 5700
                         New York, NY 10166.
A. Luis Ferre........... President, El Nuevo Dia,               Director
                         P.O. Box 297,
                         San Juan, PR 00902.
James R. Houghton....... Chairman of the Board and              Director
                         Chief Executive Officer,
                         Corning Incorporated,
                         Corning, NY 14830.
Harry P. Kamen.......... Chairman of the Board and              Chairman of the Board, Chief
                         Chief Executive Officer,                Executive Officer
                         Metropolitan Life Insurance Company,    and Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps, Slate,      Director
                         Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
George M. Keller........ Retired Chairman of the Board,         Director
                         Chevron Corporation,
                         555 Market Street, Suite 1429,
                         San Francisco, CA 94105-2870.
Melvin R. Laird......... Senior Counsellor for National and     Director
                         International Affairs,
                         Reader's Digest
                         1730 Rhode Island Ave., N.W.,
                         Suite 212,
                         Washington, DC 20036.
Richard J. Mahoney...... Chairman of the Board and              Director
                         Chief Executive Officer,
                         Monsanto Company,
                         800 N. Lindbergh Blvd.,
                         St. Louis, MO 63167.
Allen E. Murray......... Chairman of the Board                  Director
                         and Chief Executive Officer,
                         Mobil Corporation,
                         P.O. Box 2072
                         New York, NY 10163.
John J. Phelan, Jr. .... Retired Chairman and Chief Executive   Director
                         Officer, New York Stock Exchange,
                         Inc., 237 Park Avenue,
                         21st Floor,
                         New York, NY 10017.
John B. M. Place........ Former Chairman of the Board,          Director
                         Crocker National Corporation,
                         111 Sutter Street, 4th Fl.,
                         San Francisco, CA 94104.
Roscoe Robinson, Jr. ... General, U.S. Army (retired) ,         Director
                         7440 Mason Lane,
                         Falls Church, VA 22042
Robert G. Schwartz...... Retired Chairman of the Board,         Director
                         President and Chief Executive Officer,
                         Metropolitan Life Insurance Company,
                         200 Park Avenue, Suite 5700
                         New York, NY 10166

                                 PRINCIPAL OCCUPATION &             POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS               WITH METROPOLITAN LIFE
          ----                   ----------------------            ----------------------
William S. Sneath....... Retired Chairman of the Board,         Director
                         Union Carbide Corporation,
                         41 Leeward Lane,
                         Riverside, CT 06878.
John R. Stafford........ Chairman of the Board                  Director
                         and Chief Executive Officer,
                         American Home Products Corporation,
                         685 Third Avenue,
                         New York, NY 10017.

OFFICERS*

        NAME OF OFFICER                 POSITION WITH METROPOLITAN LIFE
        ---------------                 -------------------------------
Stewart G. Nagler.............. Senior Executive Vice-President
Gerald Clark................... Executive Vice-President
Robert J. Crimmins............. Executive Vice-President
John D. Moynahan, Jr. ......... Executive Vice-President
William G. Poortvliet.......... Executive Vice-President
Catherine A. Rein.............. Executive Vice-President
Richard M. Blackwell........... Senior Vice-President and General Counsel
Anthony C. Cannatella.......... Senior Vice-President
Paul R. Crotty................. Senior Vice-President
James B. Digney................ Senior Vice-President
John J. Falzon................. Senior Vice-President
William T. Friedewald.......... Senior Vice-President and Chief Medical Director
Bruce J. Goodman............... Senior Vice-President
Frederick P. Hauser............ Senior Vice-President & Controller
C. Robert Henrikson............ Senior Vice-President
Jeffrey J. Hodgman............. Senior Vice-President
David A. Levene................ Senior Vice-President and Chief Actuary
Francis P. Lynch............... Senior Vice-President

--------
* The principal occupation of each officer during the last five years has been as an officer of Metropolitan Life. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

              NAME OF OFFICER                 POSITION WITH METROPOLITAN LIFE
              ---------------                 -------------------------------
Richard N. Maurer.......................... Senior Vice-President
John C. Morrison........................... Senior Vice-President
Mwafak S. Peress........................... Senior Vice-President
Dominick A. Prezzano....................... Senior Vice-President
Leo T. Rasmussen........................... Senior Vice-President
Vincent P. Reusing......................... Senior Vice-President
Robert E. Sollmann, Jr..................... Senior Vice-President
Thomas L. Stapleton........................ Senior Vice-President & Tax Director
George B. Trotta........................... Senior Vice-President
Arthur G. Typermass........................ Senior Vice-President & Treasurer
James A. Valentino......................... Senior Vice-President
Richard S. Walsh........................... Senior Vice-President
Judy E. Weiss.............................. Senior Vice-President
Harvey M. Young............................ Senior Vice-President
Nicholas D. Latrenta....................... Vice-President and Secretary

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attributable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed attributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding contrary Policy owner voting instructions, Metropolitan Life may vote Fund shares in any manner necessary to enable the Fund to (1) make or refrain from making any change in the investments or investment policies for any portfolio of the Fund, if required by any insurance regulatory authority;
(2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy owners or the Fund's Board of Directors, provided Metropolitan Life's disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

                                    REPORTS

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, transfers among investment divisions, partial withdrawals, increases in loan principal by the Policy owner, loan repayments, termination for any reason, reinstatement and premium payments. Policy owners whose premiums are automatically remitted under a check-o-matic allotment deduction or certain payroll deduction plans do not receive confirmation of premium payments from Metropolitan Life apart from that provided by their bank or employer. An annual statement will also be sent to the Policy owner within thirty days after a Policy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premiums--Premium Limitations," page A-26). In addition, an owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                                STATE REGULATION

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each jurisdiction where the Policies are sold. Metropolitan Life intends to satisfy the necessary requirements to sell the Policies in all fifty states and the District of Columbia as soon as possible.

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which is does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

  The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have acted as special counsel on certain matters relating to the federal securities laws.

                                    EXPERTS

  The financial statements included in this Prospectus have been audited by Deloitte & Touche, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such opinions given upon the authority of such firm as experts in auditing and accounting.

  Actuarial matters included in this Prospectus have been examined by Pamela J. Duffy, FSA, MAAA, Vice-President of Metropolitan Life, as stated in her opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

We have audited the accompanying balance sheets of Metropolitan Life Insurance Company (the Company) as of December 31, 1992 and 1991 and the related statements of operations and surplus and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1992 and 1991 and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by insurance regulatory authorities and generally accepted accounting principles.

As described in Note 1, in 1992 the Company changed its method of computing investment valuation reserves as prescribed by the Insurance Department of the State of New York.

DELOITTE & TOUCHE
New York, N.Y.
February 11, 1993

                      METROPOLITAN LIFE INSURANCE COMPANY

                   BALANCE SHEETS DECEMBER 31, 1992 AND 1991

                                                         NOTES   1992     1991
                                                         ----- -------- --------
                                                                 (IN MILLIONS)
ASSETS
Bonds...................................................    3  $ 57,477 $ 52,432
Stocks..................................................  2,3     3,168    4,489
Mortgage loans..........................................  2,3    17,422   20,232
Real estate.............................................          8,672    7,942
Policy loans............................................    3     3,099    2,661
Cash and short-term Investments.........................          1,224    1,432
Other Invested assets...................................    2     4,389    3,899
Premiums deferred and uncollected.......................          1,405    1,286
Investment income due and accrued.......................          1,369    1,383
Separate Account assets.................................         19,512   14,591
Other assets............................................            441      452
                                                               -------- --------
          TOTAL ASSETS..................................       $118,178 $110,799
                                                               ======== ========
LIABILITIES AND SURPLUS
Reserves for life and health insurance and annuities....  4,5  $ 66,539 $ 63,266
Policy proceeds and dividends left with the Company.....    4     2,728    2,635
Dividends due to policyholders..........................          1,380    1,481
Premium deposit funds...................................    4    16,717   17,725
Other policy liabilities................................          3,699    3,677
Investment valuation reserves...........................          1,506    1,515
Separate Account liabilities............................         19,260   14,423
Other liabilities.......................................          1,332    1,311
                                                               -------- --------
      Total liabilities.................................        113,161  106,033
                                                               -------- --------
SURPLUS:
   Special contingency reserves.........................            585      739
   Unassigned funds.....................................          4,432    4,027
                                                               -------- --------
      Total surplus.....................................          5,017    4,766
                                                               -------- --------
          TOTAL LIABILITIES AND SURPLUS.................       $118,178 $110,799
                                                               ======== ========

                See accompanying notes to financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

 STATEMENTS OF OPERATIONS AND SURPLUS FOR THE YEARS ENDED DECEMBER 31, 1992 AND
                                      1991

                                                         NOTES  1992     1991
                                                         ----- -------  -------
                                                                (IN MILLIONS)
INCOME:
 Premiums, annuity considerations and deposit funds....     5  $19,933  $19,462
 Considerations for supplementary contracts and divi-
 dend accumulations....................................          1,582    1,447
 Net investment income.................................          7,332    7,585
 Other income..........................................     5      145       (6)
                                                               -------  -------
 Total income..........................................         28,992   28,488
                                                               -------  -------
BENEFITS AND EXPENSES:
 Benefit payments (other than dividends)...............         20,501   21,689
 Changes to reserves, deposit funds and other policy
 liabilities...........................................            587     (124)
 Insurance expenses and taxes..........................          2,454    2,333
 Net transfers to Separate Accounts....................          3,501    2,691
                                                               -------  -------
 Total benefits and expenses before dividends to poli-          27,043   26,589
 cyholders.............................................        -------  -------
NET GAIN FROM OPERATIONS BEFORE DIVIDENDS TO POLICY-
 HOLDERS AND FEDERAL INCOME TAXES......................          1,949    1,899
DIVIDENDS TO POLICYHOLDERS.............................          1,600    1,779
                                                               -------  -------
NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES...            349      120
FEDERAL INCOME TAXES (EXCLUDING TAX ON CAPITAL GAINS)..     6      210       56
                                                               -------  -------
NET GAIN FROM OPERATIONS...............................            139       64
NET REALIZED CAPITAL GAINS.............................     6       86      173
                                                               -------  -------
NET INCOME.............................................            225      237
SURPLUS ADDITIONS (DEDUCTIONS):........................
 Change in General Account net unrealized capital gains
 or (losses)...........................................           (151)     134
 Change in investment valuation reserves...............              8     (471)
 Other adjustments--net................................            169      560
                                                               -------  -------
NET CHANGE IN SURPLUS..................................            251      460
SURPLUS AT BEGINNING OF YEAR...........................          4,766    4,306
                                                               -------  -------
SURPLUS AT END OF YEAR.................................        $ 5,017  $ 4,766
                                                               =======  =======

                See accompanying notes to financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

     STATEMENTS OF CASH FLOW FOR THE YEARS ENDED DECEMBER 31, 1992 AND 1991

                                                                1992     1991
                                                               -------  -------
                                                                (IN MILLIONS)
CASH PROVIDED:
 Premiums, annuity considerations and deposit funds received.  $19,835  $20,098
 Considerations for supplementary contracts and dividend ac-
 cumulations received........................................    1,582    1,447
 Net investment income received..............................    7,050    7,143
 Other income received.......................................      158       19
                                                               -------  -------
      Total receipts.........................................   28,625   28,707
                                                               -------  -------
 Benefits paid (other than dividends)........................   18,975   20,025
 Insurance expenses and taxes paid...........................    2,462    2,300
 Net transfers to Separate Accounts..........................    3,532    2,692
 Dividends paid to policyholders.............................    1,650    1,804
 Federal income taxes paid (excluding tax on capital gains)..       53     (189)
 Other--net..................................................      443     (492)
                                                               -------  -------
      Total payments.........................................   27,115   26,140
                                                               -------  -------
 Net cash from operations....................................    1,510    2,567
 Proceeds from long-term investments sold, matured or repaid after deducting tax
   on capital gains of $392 for 1992 and $289 for 1991.......   47,151   26,529
 Other cash provided.........................................      183      261
                                                               -------  -------
 Total cash provided.........................................   48,844   29,357
                                                               -------  -------
CASH APPLIED:
 Cost of long-term investments acquired......................   48,779   31,562
 Other cash applied..........................................      273      359
                                                               -------  -------
 Total cash applied..........................................   49,052   31,921
                                                               -------  -------
NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS................     (208)  (2,564)
CASH AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR............................................    1,432    3,996
                                                               -------  -------
END OF YEAR..................................................  $ 1,224  $ 1,432
                                                               =======  =======

                See accompanying notes to financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 1992 and 1991

1. ACCOUNTING POLICIES

  Metropolitan Life Insurance Company (the Company) is primarily engaged in the sale of insurance and annuity products. The Company's financial statements are prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices are generally accepted accounting principles for mutual life insurance companies. The primary interest of insurance authorities is the ability of the Company to fulfill its obligations to policyholders; therefore, the financial statements are oriented to the insuring public. Significant accounting policies applied in preparing the financial statements follow.

 Invested Assets and Related Reserves

  Bonds qualifying for amortization are stated at amortized cost, all other bonds at prescribed values. Unaffiliated preferred stocks are principally stated at cost; unaffiliated common stocks are carried at market value. Mortgage loans are stated at their amortized indebtedness. Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value. Policy loans are stated at unpaid principal balances.

  Investments in subsidiaries are stated at equity in net assets and are included in stocks. Changes in net assets, excluding additional amounts invested, are included in unrealized capital gains or losses. Dividends from subsidiaries are reported by the Company as earnings in the year the dividends are declared.

  Also, in accordance with New York State Insurance Law and regulations, non-insurance company acquisitions are valued in accordance with generally accepted accounting principles under the purchase method of accounting. The purchase price is allocated to the subsidiary's net assets based on its fair value at the date of acquisition. The excess of the purchase price over the fair value of the net assets acquired is amortized on a straight-line basis.

  Investment real estate, other than joint ventures and real estate subsidiaries, is stated at depreciated cost, with such depreciation calculated by the constant yield method if purchased prior to December 1990 and the straight-line method if purchased thereafter. Investments in real estate joint ventures, included in other invested assets, and real estate subsidiaries, included in stocks, are reported on the equity method and adjusted to reflect the constant yield method of depreciation for real estate assets acquired by such entities prior to December 1990.

  Investments in non-real estate partnerships are included in other invested assets and are generally carried on the equity basis. In 1992 the Company changed the method of determining the carrying value of such partnerships. Under the new method, the carrying value reflects the Company's share of unrealized gains and losses relating to the market value of publicly traded common stock held by the partnerships. The

1991 carrying value reflected only the Company's share of operating income or losses from the partnerships. This change had the effect of increasing other invested assets by $317 million at December 31, 1992 which was substantially offset by an increase in investment valuation reserves.

  Impairments of individual assets that are considered to be other than temporary are recognized when incurred.

  Mandatory reserves have been established for general account investments in accordance with guidelines prescribed by insurance regulatory authorities. For 1992 such reserves consisted of an Asset Valuation Reserve (AVR) for all invested assets and an Interest Maintenance Reserve (IMR), which defers the recognition of realized capital gains and losses (net of tax) attributable to interest rate fluctuations on fixed income investments over the estimated remaining duration of the investments sold. Prior to 1992, mandatory investment valuation reserves consisted of a Mandatory Securities Valuation Reserve (MSVR) for bonds and stocks in accordance with a prescribed formula. The Company also establishes voluntary investment valuation reserves for certain general account invested assets. Changes to the MSVR, AVR and voluntary investment reserves are reported as direct additions to or deductions from surplus. Transfers to the IMR are deducted from realized capital gains; IMR amortization is included in net investment income.

  Net realized capital gains are presented net of federal capital gains tax and transfers to the IMR on the accompanying statements of operations and surplus.

 Policy Reserves

  Reserves for life insurance policies are computed generally on the net level premium method or, for permanent plans of individual life insurance sold after 1976 and certain term plans sold after 1982, on the Commissioners' Reserve Valuation Method. Reserves for individual annuity contracts are computed on the net level premium method, the net single premium method or the Commissioners' Annuity Reserve Valuation Method, as appropriate. Reserves for group annuity contracts are computed on the net single premium method. The reserves are based on mortality, morbidity and interest rates permitted by New York State Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

  Periodically, to reflect changes in circumstance, the Company may change the assumptions or methodologies used to calculate reserves. During 1992, the Company and certain of its wholly-owned life insurance subsidiaries changed their bases of determining certain life insurance policy reserves. These changes in reserve valuation bases increased the Company's surplus by $131 million during 1992.

 Income and Expenses

  Premiums are generally recognized when due. Investment income is reported as earned. Expenses, including acquisition costs and federal income taxes, are charged to operations as incurred.

 Separate Account Operations

  Investments held in the Separate Accounts (stated at market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities in the accompanying balance sheets. The Separate Accounts' operating results are reflected in the changes to these assets and liabilities in the accompanying balance sheets.

 Fair Value Information

  The estimated fair value amounts of financial instruments included herein have been determined by the Company using market information available as of December 31, 1992 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

2. UNCONSOLIDATED SUBSIDIARIES AND OTHER AFFILIATES

  The Company's subsidiary operations primarily include insurance, real estate investment and brokerage activities, investment management and advisory services, mortgage originations and servicing, and commercial financing. At December 31, 1992, subsidiary assets, liabilities and revenues were $18,271 million, $16,469 million and $4,491 million, respectively. Comparable amounts for 1991 were $17,279 million, $15,541 million and $3,889 million. Dividends from subsidiaries amounted to $58 million in 1992 and $68 million in 1991.

  The unamortized excess of the purchase price of non-insurance subsidiaries over the fair value of assets acquired was $133 million at December 31, 1992 and $137 million at December 31, 1991.

  The Company incurs charges on behalf of its subsidiaries which are reimbursed pursuant to agreements for shared use of property, personnel and facilities. Charges under such agreements were approximately $299 million and $234 million in 1992 and 1991, respectively.

  The Company's net equity in joint ventures and other partnerships was $4,372 million and $3,872 million at December 31, 1992 and 1991, respectively. The Company's share of income from such entities was $64 million and $118 million for 1992 and 1991, respectively.

  Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $2,022 million and $3,141 million at December 31, 1992 and 1991, respectively. The Company had other loans outstanding to its affiliates with carrying values of $1,944 million and $1,429 million at December 31, 1992 and 1991, respectively.

3. INVESTMENTS

 Debt Securities

  The carrying value, gross unrealized gain (loss) and estimated fair value of bonds and redeemable preferred stocks (debt securities), by category, as of December 31, 1992 and 1991 are shown below. For debt securities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded securities represented approximately 70 percent of the carrying value and estimated fair value of the total debt securities as of December 31, 1992 and 70 percent of the carrying value and 71 percent of the estimated fair value of the total debt securities as of December 31, 1991. For all other debt securities, estimated fair value was determined by management, based on interest rates, maturity, credit quality and average life.

                                            GROSS            ESTIMATED
                            CARRYING      UNREALIZED           FAIR
                             VALUE       GAIN      (LOSS)      VALUE
                            --------    -------    ------    ---------
                                        (IN MILLIONS)
December 31, 1992:
Bonds:
  U.S. Treasury securities
   and obligations of U.S.
   government
   corporations and agen-
   cies.................... $11,305     $   575    $ (117)    $11,763
  States and political sub-
   divisions...............   1,151         126       --        1,277
  Foreign governments......     918          72        (2)        988
  Corporate................  26,437       1,651      (129)     27,959
  Mortgage-backed securi-
   ties....................  14,877         794       (85)     15,586
  Other....................   2,789         142       (21)      2,910
                            -------     -------    ------     -------
Total bonds................ $57,477     $ 3,360    $ (354)    $60,483
                            =======     =======    ======     =======
Redeemable preferred        $    67     $    18    $   (1)    $    84
 stocks.................... =======     =======    ======     =======
December 31, 1991:
Bonds:
  U.S. Treasury securities
   and obligations of U.S.
   government
   corporations and agen-
   cies.................... $11,900     $   700    $ (106)    $12,494
  States and political sub-
   divisions...............     886          96       --          982
  Foreign governments......     593          72       --          665
  Corporate................  23,019       1,655      (121)     24,553
  Mortgage-backed securi-
   ties....................  13,855       1,203       (41)     15,017
  Other....................   2,179         129        (8)      2,300
                            -------     -------    ------     -------
Total bonds................ $52,432     $ 3,855    $ (276)    $56,011
                            =======     =======    ======     =======
Redeemable preferred        $    99     $   --     $  (29)    $    70
 stocks.................... =======     =======    ======     =======

  The carrying value and estimated fair value of bonds, by contractual maturity, at December 31, 1992 are shown below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING   FAIR
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN MILLIONS)
      Due in one year or less................................ $ 2,256   $ 2,307
      Due after one year through five years..................  13,115    13,587
      Due after five years through ten years.................  11,103    11,554
      Due after ten years....................................  16,126    17,449
                                                              -------   -------
        Subtotal.............................................  42,600    44,897
      Mortgage-backed securities.............................  14,877    15,586
                                                              -------   -------
          Total.............................................. $57,477   $60,483
                                                              =======   =======

  Proceeds from the sales of debt securities during 1992 and 1991 were $41,460 million and $23,493 million, respectively. During 1992 and 1991, respectively, gross gains of $676 million and $379 million, and gross losses of $152 million and $54 million were realized on those sales.

 Mortgage Loans

  As of December 31, 1992, the carrying value and estimated fair value of mortgage loan investments were $17,422 million and $18,312 million, respectively. The fair value was estimated based on discounted projected cash flows using interest rates currently being offered for loans to borrowers with comparable credit ratings and for the same maturities. Mortgage loans are collateralized by properties located throughout the United States and Canada. Approximately 15% and 12% of the properties are located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  As of December 31, 1992 and 1991, the mortgage loan investments were categorized as follows:

                                                                       1992  1991
                                                                       ----  ----
       Office Buildings...............................................  37%   39%
       Retail.........................................................  18%   17%
       Residential....................................................  22%   22%
       Agricultural...................................................  12%   10%
       Other..........................................................  11%   12%
                                                                       ---   ----
                                                                       100%  100%
                                                                       ===   ====

 Policy Loans

  As of December 31, 1992, the carrying value and estimated fair value of policy loans were $3,099 million and $2,793 million, respectively. Estimated fair value was based on discounted projected cash flows using U. S. Treasury rates to approximate current interest rates and Company experience to project patterns of loan accrual and repayment.

 Off-Balance Sheet Financial Instruments

  The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1992 and 1991, the estimated fair values of loaned securities were $4,693 million and $3,980 million, respectively. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and not reflected in the accompanying balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

  During the normal course of business, the Company agrees with independent parties to purchase or sell bonds over fixed or variable periods of time. The off-balance sheet risks related to changes in the quality of the underlying bonds and to fluctuations in interest rates are mitigated by the fact that commitment periods are generally short in duration and provisions in the agreements release the Company from its commitments in case of significant changes in the financial condition of the independent party or the issuer of the bond. As of December 31, 1992, the principal amount of purchase agreements outstanding was $696 million. There were no sales agreements outstanding as of December 31, 1992. The net estimated fair value of the purchase agreements outstanding as of December 31, 1992 was a $1 million off-balance sheet unrealized gain. The estimated fair value was based on fees currently charged to enter into similar arrangements or on the estimated cost to terminate the outstanding agreements. As of December 31, 1991, the principal amounts of purchase and sales agreements outstanding were $1,657 million and $13 million, respectively.

 Assets on Deposit

  As of December 31, 1992, the Company had $4,818 million of assets on deposit with regulatory agencies.

4. INVESTMENT CONTRACT LIABILITIES

  Investment contracts represent policies or contracts that do not incorporate significant insurance risk as of the reporting date. Included in reserves for life and health insurance and annuities, policy proceeds and dividends left with the Company and premium deposit funds are amounts classified as investment contracts. The carrying values and estimated fair values of such investment contracts were $30,715 million and $31,979 million, respectively, as of December 31, 1992. The fair values for these liabilities are estimated using discounted projected cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  Premium deposit funds and policy proceeds and dividends left with the Company also include other liabilities without defined durations. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximated the carrying value of $2,404 million at December 31, 1992.

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company has entered into reinsurance agreements with certain of its life insurance subsidiaries. Reserves for insurance assumed pursuant to these agreements are included in reserves for life and health insurance and annuities and amounted to $1,083 million and $1,005 million at December 31, 1992 and 1991, respectively.

  In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The financial statements are shown net of reinsurance ceded. The amounts related to reinsurance agreements, including agreements described above but excluding certain agreements for which the Company provides administrative services, are as follows:

                                                                      1992 1991
                                                                      ---- ----
                                                                         (IN
                                                                      MILLIONS)
      Reinsurance premiums assumed                                    $331 $326
      Reinsurance ceded:
        Premiums.....................................................   90   63
        Other income.................................................   51    1
        Reduction in insurance liabilities (at December 31)..........   36   35

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

  During 1992, the Company entered into an assumption and exchange agreement with the Insurance Department of the State of New York as rehabilitator of a New York life insurance company. Under the terms of the agreement, subject to final court and policyholder approval, in 1993 the Company may take over as much as $1,460 million of life insurance and annuity reserves from the life insurance company and will receive assets having a fair value equal to the reserves transferred.

  During 1991, the Company entered into two arrangements with Mutual Life Insurance Company of New York (MONY). Under one arrangement, the Company agreed to assume a portion of MONY's guaranteed interest contract (GIC) business and the Company received mortgage loans, other assets and cash totalling $300 million and recorded liabilities of an equal amount. In addition, during 1991 MONY's GIC customers were offered the opportunity to exchange their GIC contracts for those of the Company. $385 million of assets and liabilities were transferred to the Company under the exchange agreement.

6. FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with certain affiliates. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis. Members receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  Federal income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the Code). Under the Code, the amount of federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. In addition, certain policy acquisition costs are deferred and amortized over a ten-year period for tax purposes.

  As of January 1, 1992, the Company's U.S. non-insurance subsidiaries adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). Under SFAS No. 109, such subsidiaries recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in their financial statements. The adoption of SFAS No. 109 had the effect of increasing the Company's investment in its subsidiaries by $101 million at December 31, 1992, which was substantially offset by an increase in investment valuation reserves.

  Total income taxes on operations and realized capital gains of $545 million and $413 million were incurred in 1992 and 1991, respectively.

7. PENSION PLANS AND POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS

  The Company has defined benefit pension plans covering all eligible employees and sales representatives. The Company is both the sponsor and administrator of these plans and makes annual contributions equal to the amounts accrued for pension expense during the period. In 1992 and 1991, the United States tax-qualified plan was fully funded under the Employee Retirement Income Security Act of 1974 (ERISA). As a result, the Company did not make a contribution to the plan in either year. Total pension expense of other plans of the Company amounted to $10 million in 1992 and $9 million in 1991.

  A comparison of accumulated plan benefits and plan net assets for the Company is presented below:

                                                                    JANUARY 1
                                                                  -------------
                                                                   1992   1991
                                                                  ------ ------
                                                                  (IN MILLIONS)
      Actuarial present value of accumulated plan benefits:
        Vested................................................... $1,135 $1,050
        Nonvested................................................     86    107
                                                                  ------ ------
      Total...................................................... $1,221 $1,157
                                                                  ====== ======
      Plan assets available for benefits......................... $2,102 $1,813
                                                                  ====== ======

  The assumed rates of return used in determining the actuarial present value of accumulated plan benefits were 8.5 percent (for both 1992 and 1991) in the United States and 7 percent (for 1992) and 8 percent (for 1991) in Canada. Several factors in addition to assumed rates of return, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of accumulated plan benefits.

  In addition to these pension plans, the Company sponsors a Savings and Investment Plan available for substantially all employees under which the Company matches a portion of employee contributions. During 1992 and 1991, the Company contributed $45.7 million and $38.4 million, respectively, to the plan.

  The Company also provides certain health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company. During 1991, $33 million was added to the reserve previously established to provide for a portion of the future costs of postretirement health care. At December 31, 1992 and 1991, the balances of such reserves were approximately $265 million and $300 million, respectively.

8. LEASES

 Lease Income

  During 1992 and 1991, the Company received $1,343 million and $1,063 million, respectively, in lease income related to its real estate portfolio. In accordance with standard industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues.

 Lease Expense

  The Company has entered into various lease agreements for office space, data processing and other equipment. Rental expense under such leases was $193 million and $188 million for the years ended December 31, 1992 and 1991, respectively. Future gross minimum rental payments under non-cancelable leases are as follows:

                                            (IN MILLIONS)
                                            -------------
            Year ending December 31,
              1993.........................     $ 95
              1994.........................       83
              1995.........................       63
              1996.........................       45
              1997.........................       27
              Thereafter...................       49
                                                ----
                Total......................     $362
                                                ====

9. OTHER COMMITMENTS AND CONTINGENCIES

 Guarantees

  The Company has entered into a support agreement with a subsidiary whereby the Company has agreed to maintain the subsidiary's net worth at one dollar or more. At December 31, 1992, the subsidiary's assets, which principally consist of loans to affiliates, amounted to $1,994 million and its net worth amounted to $10 million.

  The Company has entered into arrangements with certain of its subsidiaries and affiliates to assist such subsidiaries and affiliates in meeting various jurisdictions' regulatory requirements regarding capital and surplus. The Company has also entered into a support arrangement with respect to the reinsurance obligations of a subsidiary. No material payments have been made under these arrangements and it is the opinion of management that any payments required pursuant to these arrangements would not likely have a material adverse effect on the Company's financial position.

 Litigation

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the financial statements, have arisen in the course of the Company's business, including its activities as an insurer, employer, investor and taxpayer. In certain of these matters, very large and/or indeterminate amounts are sought. While it is not feasible to predict or determine the ultimate outcome of these matters, it is the opinion of management that their outcome is not likely to have a material adverse effect on the Company's financial position or the results of its operations.

 Unused Lines of Credit

  As of December 31, 1992, the Company had unused lines of credit under agreements with various banks having a principal amount of $700 million and an estimated fair value of $.8 million. The estimated fair value was based on fees currently charged to enter into similar agreements.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Growth, Income, Money Market, Diversified, Equity Income, International Stock and Stock Index Divisions of Metropolitan Life Separate Account UL as of December 31, 1992 and the related statements of operations and of changes in net assets for the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1992 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, Equity Income, International Stock and Stock Index Divisions of Metropolitan Life Separate Account UL at December 31, 1992 and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
New York, New York
February 25, 1993

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1992

                                                  MONEY                 EQUITY   INTERNATIONAL  STOCK
                            GROWTH      INCOME    MARKET  DIVERSIFIED   INCOME       STOCK      INDEX
                           DIVISION    DIVISION  DIVISION  DIVISION    DIVISION    DIVISION    DIVISION
                          ----------- ---------- -------- ----------- ---------- ------------- --------
ASSETS:
Investments in Metropol-
 itan Series Fund,Inc.
 at Value (Note 1A):
Growth Portfolio
 (659,717 shares; cost
 $14,095,027)...........  $14,327,067        --       --         --          --         --          --
Income Portfolio
 (220,213 shares; cost
 $2,795,212)............          --  $2,691,440      --         --          --         --          --
Money Market Portfolio
 (30,075 shares; cost
 $326,110)..............          --         --  $316,418        --          --         --          --
Diversified Portfolio
 (620,846 shares; cost
 $8,409,253)............          --         --       --  $8,429,230         --         --          --
Equity Income Portfolio
 (104,785 shares; cost
 $1,133,308)............          --         --       --         --   $1,170,029        --          --
International Stock
 Portfolio (23,261
 shares; cost $205,878).          --         --       --         --          --    $200,722         --
Stock Index Portfolio
 (16,143 shares; cost             --         --       --         --          --         --     $214,223
 $214,252)..............  ----------- ---------- -------- ----------  ----------   --------    --------
    Total Investments...   14,327,067  2,691,440  316,418  8,429,230   1,170,029    200,722     214,223
Receivable from Metro-
 politan Life
 Insurance Co. .........          --         --       --         --          --         602         --
    Total Assets........   14,327,067  2,691,440  316,418  8,429,230   1,170,029    201,324     214,223
LIABILITIES.............        7,310      2,810      333      4,361       1,815        --           70
                          ----------- ---------- -------- ----------  ----------   --------    --------
NET ASSETS..............  $14,319,757 $2,688,630 $316,085 $8,424,869  $1,168,214   $201,324    $214,153
                          =========== ========== ======== ==========  ==========   ========    ========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                            STATEMENTS OF OPERATIONS

                                                                                                FOR THE
                                                                                             PERIOD MAY 1,
                                                                                                 1992
                                                                                             (COMMENCEMENT
                                                                                                  OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                             DECEMBER 31,
                                       FOR THE YEAR ENDED DECEMBER 31, 1992                      1992
                          ------------------------------------------------------------------ -------------
                                                 MONEY                 EQUITY  INTERNATIONAL     STOCK
                            GROWTH     INCOME    MARKET   DIVERSIFIED  INCOME      STOCK         INDEX
                           DIVISION   DIVISION  DIVISION   DIVISION   DIVISION   DIVISION      DIVISION
                          ----------  --------  --------  ----------- -------- ------------- -------------
INVESTMENT INCOME:
 Income:
  Dividends (Note 2)....  $1,314,382  $189,175  $11,961    $683,704   $57,122     $ 1,922       $6,180
 Expenses:
  Mortality and expense
  charges (Note 3)......      63,110    11,810    1,835      36,254     5,084         823          285
                          ----------  --------  -------    --------   -------     -------       ------
Net investment income...   1,251,272   177,365   10,126     647,450    52,038       1,099        5,895
                          ----------  --------  -------    --------   -------     -------       ------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVEST-
 MENTS:
 Net realized gain
  (loss) from security
  transactions..........       4,423    16,886   (1,185)      2,283     3,455      (1,739)          32
 Unrealized appreciation
  (depreciation) of in-
  vestments.............     (34,881) (111,828)  (3,474)   (143,759)   30,691      (5,221)         (30)
                          ----------  --------  -------    --------   -------     -------       ------
 Net realized and
  unrealized gain (loss)
  on investments (Note
  1B)...................     (30,458)  (94,942)  (4,659)   (141,476)   34,146      (6,960)           2
                          ----------  --------  -------    --------   -------     -------       ------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $1,220,814  $ 82,423  $ 5,467    $505,974   $86,184     ($5,861)      $5,897
                          ==========  ========  =======    ========   =======     =======       ======

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY                                       EQUITY
                           GROWTH                 INCOME               MARKET              DIVERSIFIED              INCOME
                          DIVISION               DIVISION             DIVISION              DIVISION               DIVISION
                   -----------------------  --------------------  ------------------  ----------------------  --------------------
                                                      FOR THE YEAR ENDED DECEMBER 31,
                   ---------------------------------------------------------------------------------------------------------------
                      1992         1991        1992       1991      1992      1991       1992        1991        1992       1991
                   -----------  ----------  ----------  --------  --------  --------  ----------  ----------  ----------  --------
INCREASE (DE-
 ASSETS:
From operations:
 Net investment
  income (loss)..  $ 1,251,272  $  147,240  $  177,365  $ 33,237  $ 10,126  $  9,135  $  647,450  $   76,224  $   52,038  $ 13,918
 Net realized
  from security
  transactions...        4,423      (2,671)     16,886       (18)   (1,185)     (217)      2,283      (1,146)      3,455      (968)
 Unrealized ap-
  preciation (de-
  preciation) of       (34,881)    277,810    (111,828)    9,611    (3,474)   (4,136)   (143,759)    177,000      30,691    10,633
  investments....  -----------  ----------  ----------  --------  --------  --------  ----------  ----------  ----------  --------
 Net increase
  (decrease) in
  net assets re-
  sulting from       1,220,814     422,379      82,423    42,830     5,467     4,782     505,974     252,078      86,184    23,583
  operations.....  -----------  ----------  ----------  --------  --------  --------  ----------  ----------  ----------  --------
From capital
 transactions:
 Net premiums....   14,877,419   3,029,706   2,842,164   714,759   286,372   197,154   8,546,771   1,860,889   1,155,039   303,255
 Portfolio Trans-
  fers...........     (673,200)   (160,491)   (289,538)  (27,533)  (55,434)  (13,629)   (501,159)   (113,162)    (82,431)  (10,602)
 Other transfers.   (3,942,387) (1,043,672)   (577,407) (140,790)  (76,734)  (80,090) (1,915,484)   (722,539)   (257,683) (107,801)
                   -----------  ----------  ----------  --------  --------  --------  ----------  ----------  ----------  --------
Net increase in
 net assets re-
 sulting from
 capital transac-   10,261,832   1,825,543   1,975,219   546,436   154,204   103,435   6,130,128   1,025,188     814,925   184,852
 tions...........  -----------  ----------  ----------  --------  --------  --------  ----------  ----------  ----------  --------
NET CHANGE IN NET
 ASSETS..........   11,482,646   2,247,922   2,057,642   589,266   159,671   108,217   6,636,102   1,277,266     901,109   208,435
Net Assets--be-
 ginning of peri-    2,837,111     589,189     630,988    41,722   156,414    48,197   1,788,767     511,501     267,105    58,670
 od..............  -----------  ----------  ----------  --------  --------  --------  ----------  ----------  ----------  --------
Net Assets--end    $14,319,757  $2,837,111  $2,688,630  $630,988  $316,085  $156,414  $8,424,869  $1,788,767  $1,168,214  $267,105
 of period.......  ===========  ==========  ==========  ========  ========  ========  ==========  ==========  ==========  ========
                           INTERNATIONAL            STOCK
                               STOCK                INDEX
                             DIVISION             DIVISION
                    --------------------------- -------------
                                                   FOR THE
                                                   PERIOD
                                 FOR THE PERIOD  MAY 1, 1992
                                  JULY 1, 1991  (COMMENCEMENT
                      FOR THE    (COMMENCEMENT       OF
                        YEAR     OF OPERATIONS)  OPERATIONS)
                       ENDED           TO            TO
                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                        1992          1991          1992
                    ------------ -------------- -------------
INCREASE (DE-
 CREASE) IN NET
 ASSETS:
From operations:
 Net investment
  income (loss)..     $  1,099      $   150       $  5,895
 Net realized
  gain (loss)
  from security
  transactions...       (1,739)           7             32
 Unrealized ap-
  preciation (de-
  preciation) of        (5,221)          65            (30)
  investments....     --------      -------       --------
 Net increase
  (decrease) in
  net assets re-
  sulting from          (5,861)         222          5,897
  operations.....     --------      -------       --------
From capital
 transactions:
 Net premiums....      248,940       15,874        247,746
 Portfolio Trans-
  fers...........        5,334         (103)        (6,357)
 Other transfers.      (59,497)      (3,585)       (33,133)
                      --------      -------       --------
Net increase in
 net assets re-
 sulting from
 capital transac-      194,777       12,186        208,256
 tions...........     --------      -------       --------
NET CHANGE IN NET
 ASSETS..........      188,916       12,408        214,153
Net Assets--be-
 ginning of peri-       12,408          --             --
 od..............     --------      -------       --------
Net Assets--end       $201,324      $12,408       $214,153
 of period.......     ========      =======       ========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1992

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1992 is included as Note 5. The methods used to value the Fund's investments at December 31, 1992 are described in Note 1A of the Fund's 1992 Annual Report.

  B.SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a policy.

  D. NET PREMIUMS

     Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. A charge is also imposed in connection with certain of the policies to recover a portion of the Federal income taxes imposed.

2. DIVIDENDS

  On April 23, 1992 and December 14, 1992 the Fund declared dividends for all shareholders of record on April 27, 1992 and December 22, 1992, respectively. The amount of dividends received by the Separate Account was $2,264,446. The dividends were paid to Metropolitan Life on April 28, 1992 and December 23, 1992, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 60,978 shares, Income Portfolio 15,455 shares, Money Market Portfolio 1,138 shares, Diversified Portfolio 50,572 shares, Equity Income Portfolio 5,156 shares, International Stock Portfolio 218 shares, and Stock Index Portfolio 461 shares.

3. EXPENSES

  Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to an effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to the policies.

4. NEW DIVISION

  On May 1, 1992, the Separate Account commenced the operation of the Stock Index Division.

5.                       METROPOLITAN SERIES FUND, INC.

                A SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1992

                                GROWTH                 INCOME              MONEY MARKET          DIVERSIFIED
                               PORTFOLIO              PORTFOLIO             PORTFOLIO             PORTFOLIO
                         ---------------------- ---------------------- -------------------- ----------------------
                            VALUE                  VALUE                  VALUE                VALUE
                          (NOTE 1A)              (NOTE 1A)              (NOTE 1A)            (NOTE 1A)
COMMON STOCK
 Automotive............. $  2,420,475    (0.7%)                                             $  1,292,288    (0.4%)
 Banking................   28,899,969    (8.2%)                                               15,156,651    (4.5%)
 Building...............    4,038,925    (1.1%)                                                2,148,150    (0.6%)
 Business Services......   33,618,422    (9.6%)                                               17,887,797    (5.3%)
 Chemical...............    5,376,525    (1.5%)                                                2,849,525    (0.9%)
 Drug...................   14,674,775    (4.2%)                                                7,529,475    (2.3%)
 Electronics............   21,454,132    (6.1%)                                               11,538,251    (3.5%)
 Financial Services.....    8,208,300    (2.3%)                                                4,357,025    (1.3%)
 Food & Beverage........    7,718,700    (2.2%)                                                4,021,525    (1.2%)
 Forest Products........    8,345,775    (2.4%)                                                4,353,775    (1.3%)
 Hospital Supply........   16,975,713    (4.8%)                                                8,918,038    (2.7%)
 Hotel & Restaurant.....   10,452,913    (3.0%)                                                5,589,075    (1.7%)
 Insurance..............   26,025,406    (7.4%)                                               13,700,619    (4.1%)
 Metal & Mining.........    3,967,300    (1.1%)                                                2,085,500    (0.6%)
 Oil....................   19,046,375    (5.4%)                                                9,752,925    (2.9%)
 Oil Service............   11,748,438    (3.3%)                                                6,165,176    (1.8%)
 Personal Care..........    4,100,688    (1.2%)                                                2,235,188    (0.7%)
 Printing & Publishing..    9,848,963    (2.8%)                                                5,193,175    (1.6%)
 Recreation.............   25,528,415    (7.3%)                                               13,415,919    (4.0%)
 Retail Trade...........   26,189,193    (7.5%)                                               13,846,729    (4.1%)
 Telephone..............   20,969,600    (6.0%)                                               10,893,600    (3.3%)
 Textile & Apparel......    5,460,225    (1.6%)                                                3,493,725    (1.0%)
 Tobacco................    6,330,700    (1.8%)                                                3,396,300    (1.0%)
 Utilities--Electric....    5,913,600    (1.7%)                                                3,062,400    (0.9%)
                         ------------                                                       ------------
 Total Common Stock.....  327,313,527   (93.2%)                                              172,882,831   (51.7%)
                         ------------                                                       ------------
CONVERTIBLE PREFERRED
STOCKS..................
LONG-TERM DEBT SECURI-
TIES
 Corporate Bonds........
 Banking................                        $  4,385,447    (2.8%)                         1,160,148    (0.3%)
 Electric Utility.......                             522,040    (0.3%)
 Financial Services.....                          17,600,617   (11.3%)                        17,983,633    (5.4%)
 Government Backed......                           2,722,789    (1.8%)                         4,062,900    (1.2%)
 Industrials............                          12,358,042    (7.9%)                        10,817,744    (3.2%)
 Mortgage Backed........                           3,730,682    (2.4%)                         3,915,493    (1.2%)
 Telephone..............                           2,564,855    (1.6%)                         1,360,944    (0.4%)
                                                ------------                                ------------
 Total Corporate Bonds..                          43,884,472   (28.1%)                        39,300,862   (11.7%)
                                                ------------                                ------------
 Foreign Obligations....                          15,355,765    (9.8%)                         6,888,402    (2.1%)
 Federal Agency Obliga-
 tions..................                          39,461,987   (25.3%)                        39,276,347   (11.8%)
 Federal Treasury Obli-
 gations................                          48,496,384   (31.0%)                        45,551,127   (13.6%)
 Federal Treasury Obli-
 gations Zero Coupon                                                                           5,633,722    (1.7%)
                                                ------------                                ------------
 Total Long-Term Debt
 Securities.............                         147,198,608   (94.2%)                       136,650,460   (40.9%)
                                                ------------                                ------------
SHORT-TERM OBLIGATIONS
 Bankers Acceptances....                                               $ 5,962,175  (10.7%)
 Commercial Paper.......   26,266,317    (7.5%)   14,395,000    (9.2%)  31,959,869  (57.7%)   34,563,000   (10.3%)
 Federal Agency Obliga-
 tions..................                                                 4,702,311   (8.5%)
 Federal Treasury Obli-
 gations................                                                12,677,093  (22.9%)
 Federal Treasury Obli-
 gations Zero Coupon....
                         ------------           ------------           -----------          ------------
 Total Short Term Obli-
 gations................   26,266,317    (7.5%)   14,395,000    (9.2%)  55,301,448  (99.8%)   34,563,000   (10.3%)
                         ------------           ------------           -----------          ------------
TOTAL INVESTMENTS.......  353,579,844  (100.7%)  161,593,608  (103.4%)  55,301,448  (99.8%)  344,096,291  (102.9%)
                         ------------           ------------           -----------          ------------
 Other Assets Less Lia-
 bilities...............   (2,552,014)   (0.7%)   (5,348,484)   (3.4%)     110,056   (0.2%)   (9,616,248)   (2.9%)
                         ------------           ------------           -----------          ------------
NET ASSETS.............. $351,027,830  (100.0%) $156,245,124  (100.0%) $55,411,504 (100.0%) $334,480,043  (100.0%)
                         ============           ============           ===========          ============

                                                              EQUITY INCOME
                                                                PORTFOLIO
                                                           --------------------
                                                              VALUE
                                                            (NOTE 1A)
COMMON STOCK
 Business Services........................................ $   590,538   (3.4%)
 Chemical.................................................     189,525   (1.1%)
 Diversified..............................................     286,600   (1.7%)
 Drug.....................................................     410,000   (2.4%)
 Electronics..............................................     511,750   (3.0%)
 Food & Beverage..........................................      75,375   (0.4%)
 Forest Products..........................................     550,525   (3.2%)
 Hospital Supply..........................................     208,000   (1.2%)
 Hotel & Restaurant.......................................     355,875   (2.0%)
 Insurance................................................     947,475   (5.5%)
 Machinery................................................     369,450   (2.1%)
 Natural Gas..............................................     203,400   (1.2%)
 Oil......................................................   1,025,785   (5.9%)
 Oil Service..............................................     380,125   (2.2%)
 Paper....................................................     177,000   (1.0%)
 Recreation...............................................     172,500   (1.0%)
 Retail Trade.............................................   1,353,263   (7.8%)
 Telephone................................................     336,600   (1.9%)
 Tobacco..................................................     163,200   (0.9%)
 Utilities--Electric......................................   1,620,263   (9.4%)
                                                           -----------
 Total Common Stock.......................................   9,927,249  (57.3%)
                                                           -----------
PREFERRED STOCKS
 Metals & Mining..........................................     173,438    (1.0%)
 Office Equipment.........................................     185,500    (1.1%)
 Retail Trade.............................................     448,625    (2.6%)
                                                           -----------
 Total Preferred Stocks...................................     807,563    (4.7%)
                                                           -----------
CONVERTIBLE PREFERRED STOCKS
 Automotive...............................................     475,800    (2.8%)
 Banking..................................................     693,854    (4.0%)
 Machinery................................................     159,250    (0.9%)
 Metal & Mining...........................................     348,800    (2.0%)
 Oil......................................................     334,225    (1.9%)
 Oil Service..............................................     246,925    (1.4%)
 Retail Trade.............................................     185,632    (1.1%)
                                                           -----------
 Total Convertible Preferred Stocks.......................   2,444,486   (14.1%)
                                                           -----------

                                                              EQUITY INCOME
                                                                PORTFOLIO
                                                           ---------------------
                                                              VALUE
                                                            (NOTE 1A)
LONG-TERM DEBT SECURITIES
 Corporate Bonds
 Industrials.............................................. $ 1,329,777    (7.7%)
                                                           -----------
 Total Corporate Bonds....................................   1,329,777    (7.7%)
                                                           -----------
CONVERTIBLE BONDS
 Banking..................................................     582,000    (3.4%)
 Metal & Mining...........................................     243,125    (1.4%)
 Oil Services.............................................     730,750    (4.2%)
 Recreation...............................................     154,500    (0.9%)
                                                           -----------
 Total Convertible Bonds..................................   1,710,375    (9.9%)
                                                           -----------
VARIABLE RATE EXCHANGE DEBT...............................     462,000    (2.6%)
                                                           -----------
SHORT-TERM OBLIGATIONS
 Commercial Paper.........................................     785,000    (4.5%)
                                                           -----------
 Total Short Term Obligations.............................     785,000    (4.5%)
                                                           -----------
TOTAL INVESTMENTS.........................................  17,466,450  (100.8%)
 Other Assets Less Liabilities............................    (138,949)   (0.8%)
                                                           -----------
NET ASSETS................................................ $17,327,501  (100.0%)
                                                           ===========

                                                                STOCK INDEX
                                                                 PORTFOLIO
                                                                -----------
                                                              VALUE
                                                            (NOTE 1A)
COMMON STOCK
 Aerospace................................................ $  2,343,264   (1.6%)
 Airlines.................................................      583,813   (0.4%)
 Automotive...............................................    3,513,714   (2.4%)
 Banking..................................................    7,077,561   (4.9%)
 Beverages................................................    9,193,311   (6.4%)
 Building & Construction..................................    1,531,146   (1.1%)
 Chemical.................................................    5,534,058   (3.8%)
 Coal.....................................................       47,600   (0.0%)
 Container................................................      350,836   (0.2%)
 Cosmetics................................................    1,047,488   (0.7%)
 Drug.....................................................    9,355,121   (6.5%)
 Electrical Connectors....................................      299,000   (0.2%)
 Electrical Equipment.....................................    4,702,133   (3.2%)
 Electronics..............................................    3,752,595   (2.6%)
 Financial Services.......................................    2,795,042   (1.9%)
 Foods....................................................    5,057,705   (3.5%)
 Hospital Management......................................      500,601   (0.4%)
 Hospital Supply..........................................    3,878,564   (2.7%)
 Hotel and Restaurant.....................................    1,180,400   (0.8%)
 Insurance................................................    4,437,083   (3.1%)
 Leisure..................................................      149,763   (0.1%)
 Machinery & Tools........................................    2,233,552   (1.5%)
 Metals--Aluminum.........................................      484,151   (0.3%)
 Metals--Gold.............................................      277,088   (0.2%)
 Metals--Miscellaneous....................................      725,347   (0.5%)
 Metals--Steel & Iron.....................................      200,100   (0.1%)
 Miscellaneous............................................    2,882,726   (2.0%)
 Office & Business Equipment..............................    4,311,721   (3.0%)
 Oil--Crude Producers.....................................      146,863   (0.1%)
 Oil--Domestic............................................    3,578,450   (2.5%)
 Oil--International.......................................    8,330,775   (5.8%)
 Oil Services.............................................    1,101,115   (0.8%)
 Paper....................................................    1,940,131   (1.3%)
 Photography..............................................      591,863   (0.4%)
 Printing & Publishing....................................    2,303,820   (1.6%)
 Railroad.................................................    1,699,878   (1.2%)
 Retail Trade.............................................   10,828,423   (7.5%)
 Services.................................................      929,251   (0.6%)
 Shoes....................................................      493,125   (0.3%)
 Soaps....................................................    2,878,975   (2.0%)
 Textiles & Apparel.......................................      421,363   (0.3%)
 Tire & Rubber............................................      446,013   (0.3%)
 Toys & Musical Instruments...............................      120,836   (0.1%)
 Transportation--Trucking.................................      238,250   (0.2%)
 Utilities--Electric......................................    6,009,990   (4.2%)
 Utilities--Gas Distribution..............................      980,314   (0.7%)
 Utilities--Gas Pipeline..................................      481,418   (0.3%)
 Utilities--Telephone.....................................   11,597,293   (8.0%)
 Video....................................................    2,761,793   (1.9%)
                                                           ------------
 Total Common Stock.......................................  136,325,422  (94.2%)
                                                           ------------
SHORT-TERM OBLIGATIONS
 Federal Treasury Obligations.............................    3,088,742   (2.2%)
                                                           ------------
 TOTAL SHORT-TERM OBLIGATIONS.............................    3,088,742   (2.2%)
                                                           ------------
 TOTAL INVESTMENTS........................................  139,414,164  (96.4%)
 Other Assets Less Liabilities............................    5,277,464   (3.6%)
                                                           ------------
NET ASSETS................................................ $144,691,628 (100.0%)
                                                           ============

                                            INTERNATIONAL
                                           STOCK PORTFOLIO
                                         ---------------------
                                            VALUE
                                          (NOTE 1A)
COMMON STOCK
 Automotive............................. $   226,470    (1.2%)
 Banking................................   1,500,270    (7.9%)
 Broadcasting...........................     121,741    (0.6%)
 Building & Construction................   1,363,029    (7.2%)
 Chemical...............................     973,194    (5.1%)
 Computers and Business Equipment.......      91,306    (0.5%)
 Conglomerates..........................     270,278    (1.4%)
 Drug and Healthcare....................     243,889    (1.3%)
 Electrical Equipment...................   1,045,394    (5.5%)
 Electronics............................     522,351    (2.7%)
 Financial Services.....................     444,166    (2.3%)
 Foods and Beverage.....................     183,938    (1.0%)
 Household Appliances...................     139,602    (0.7%)
 Insurance..............................   1,340,239    (7.1%)
 Leisure................................     202,227    (1.1%)
 Machinery & Tools......................     223,979    (1.2%)
 Metals--Gold...........................     401,452    (2.1%)
 Metals--Steel & Iron...................     287,395    (1.5%)
 Mining.................................     374,305    (2.0%)
 Miscellaneous...........................  3,568,091   (18.8%)
 Non-Ferrous Metals.....................      75,207    (0.4%)
 Oil and Gas............................     768,925    (4.0%)
 Paper..................................     189,820    (1.0%)
 Railroad...............................     116,335    (0.6%)
 Retail Grocery.........................     343,211    (1.8%)
 Retail Trade...........................     401,240    (2.1%)
 Transportation--Trucking...............      91,624    (0.5%)
 Utilities--Telephone...................     469,557    (2.5%)
                                         -----------
 Total Common Stock.....................  15,979,235   (84.1%)
                                         -----------
Foreign Currency........................   2,779,691   (14.6%)
                                         -----------
Convertible Bonds.......................     202,013    (1.1%)
                                         -----------
                                         -----------
SHORT-TERM OBLIGATIONS
 Repurchase Agreement...................     340,000    (1.8%)
                                         -----------
 Total Short-Term Obligations...........     340,000    (1.8%)
                                         -----------
TOTAL INVESTMENTS.......................  19,300,939  (101.6%)
 Other Assets Less Liabilities..........    (302,917)   (1.6%)
                                         -----------
NET ASSETS.............................. $18,998,022  (100.0%)
                                         ===========

                                   APPENDIX A

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Policy, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans," page A-24 and "Policy Rights--Surrenders," page A-45, regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

  Disability Waiver Benefit. This rider waives the entire monthly deduction during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider. At the present time, this rider is not available if the long term care benefit rider has been selected.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Children's Term Insurance Benefit. This rider provides term insurance on each insured child payable to the child's beneficiary if an insured child dies before the end of coverage on that child (generally at the child's twenty-fifth birthday).

  Spouse Term Insurance Benefit. This rider provides term insurance on the life of the spouse payable to the spouse's beneficiary if the spouse dies prior to age 65 while the rider is in effect.

  Long Term Care Benefit. This rider provides for the accelerated payment of a portion of the death benefit for the long term care of the insured. Such care can be provided either in a qualified convalescent facility or at home when the insured has a qualifying disability. The benefit payments are made each month and continue as long as the insured remains disabled, the maximum benefit under the rider has not been paid and, once payments start, no change in either the death benefit option or the specified face amount of the Policy is elected by the Policy owner. Exercising certain rights under the Policy (including the existence of a Policy loan) may affect the benefits payable under this rider, and receipt of payments under this rider may limit exercise of certain Policy rights. These effects as well as the size of the monthly benefit payment and the maximum benefit are stated in the rider. The rider is available at issue only.

  Each time a benefit payment is made, the death benefit under the Policy is reduced by the amount of the payment. In addition, the specified face amount, the cash value, the cash surrender value and any outstanding Policy loan are reduced by the same proportion as the benefit payment divided by the death benefit prior to the payment. Such reduction in the outstanding Policy loan is effected by deducting that proportionate amount from the monthly benefit payment.

  The benefit payments under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

  Accelerated Death Benefit. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Policy owner once the insured has been determined to be terminally ill with twelve months or less to live. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider. A payment of all the discounted death benefit will not be subject to any surrender charges.

  Upon payment of a portion of the death benefit, the death benefit under the Policy is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Policy in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Policy loan will be deducted from the payment.

  The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

                                                                      Bulk
                                                                      Rate
                                                                      Zip+4
                                                                    Barcoded
                                                                      U.S.
                                                                     Postage
                                                                      Paid
 MetLife Customer Service Center--Warwick                           Rutland,
 P.O. Box 520                                                          VT
 Warwick, RI 02887-0520                                              Permit
 ADDRESS CORRECTION REQUESTED                                          220
 FORWARDING AND RETURN

 POSTAGE GUARANTEED


            UL II
FLEXIBLE PREMIUM MULTIFUNDED LIFE



PROSPECTUSES FOR

 . FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

  ISSUED BY

    METROPOLITAN LIFE INSURANCE COMPANY

 . METROPOLITAN SERIES FUND, INC.


  [LOGO] METROPOLITAN LIFE (R)
         AND AFFILIATED COMPANIES


ML-FP2 (4/93 EDITION) PRINTED IN U.S.A.

                                                                      Bulk
                                                                      Rate
                                                                      Zip+4
                                                                    Barcoded
                                                                      U.S.
                                                                     Postage
                                                                      Paid
                                                                    Rutland,
                                                                       VT
 MetLife Customer Service Center--Tulsa                              Permit
 P.O. Box 21889                                                        220
 Tulsa, OK 74121-1889

 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED


             UL II
FLEXIBLE PREMIUM MULTIFUNDED LIFE



PROSPECTUSES FOR

 . FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

  ISSUED BY

    METROPOLITAN LIFE INSURANCE COMPANY

 . METROPOLITAN SERIES FUND, INC.


  [LOGO] METROPOLITAN LIFE (R)
         AND AFFILIATED COMPANIES


                    ML-FP2 (4/93 EDITION) PRINTED IN U.S.A.

                                    PART II

                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

  Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

                      CONTENTS OF REGISTRATION STATEMENT

  This amended Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    The Supplement to the Prospectus, consisting of 47 pages.

    The Prospectus, consisting of 87 pages.

    Undertaking to File Reports as filed with the initial filing of this Registration Statement on January 5, 1990.

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 as filed with the initial filing of this Registration Statement on January 5, 1990.

    Representation with respect to fees and charges filed herewith.

    The signatures.

    Written Consents of the following persons:

     Anthony E. Amodeo (filed with Exhibit 6 below).

     Freedman, Levy, Kroll & Simonds as filed with Pre-Effective Amendment No. 1 to this Registration Statement on April 6, 1990.

     Deloitte & Touche LLP.

    The following exhibits:

     1.A (1) --Resolution of Board of Directors of Metropolitan Life
              effecting the establishment of Metropolitan Life Separate
              Accounts...................................................  ****
     (2)     --Not Applicable
     (3)     --(a) Not Applicable
             --(b) Form of Selected Broker Agreement.....................    *
             --(c) Schedule of sales commissions.........................    *
     (4)     --Not applicable
     (5)     --(a) Specimen Flexible Premium Multifunded Life Insurance
                 Policy (including any alternate pages as required by
                 state law) with form of riders, if any..................   **
             --(b) New York Endorsement to Flexible Premium Multifunded
                 Life Insurance Policy...................................    *
             --(c) Riders for Long-term Care and Accelerated Death
             Benefit.....................................................   ***
             --(d) Additional alternate pages required by state law......   ***
             --(e) Additional alternate pages required by state law......  *****

     (6)  --(a) Charter and By-Laws of Metropolitan Life.......    *****
          --(b) Amendment to By-laws...........................    *****
     (7)  --Not Applicable
     (8)  --Not Applicable
     (9)  --Not Applicable
     (10) --Application Form for Flexible Premium Multifunded
           Life Insurance Policy and Form of Receipt and
           Temporary Insurance Agreement.......................      *
      2.  --See Exhibit 1.A(5) above
      3.  --Opinion and consent of Counsel as to the legality
           of the securities being registered..................      *
      4.  --Not Applicable
      5.  --Not Applicable
      6.  --Opinion and consent of Anthony E. Amodeo...........      @
      8.  --Powers of Attorney.................................    ****
      9.  --Method of Computing Exchange pursuant to Rule 6e--
           3(T)(b)(13)(v)(B) under the Investment Company Act
           of 1940 (not required because there will be no cash
           value adjustments)
     12.  --Memoranda describing certain procedures filed
           pursuant to Rule 6e--3(T)(b)(12)(iii)...............     **
     27.  --Financial Data Schedule (inapplicable)

--------

    * Incorporated by reference to the initial filing of this Registration Statement on January 5, 1990.
   ** Incorporated by reference to the filing of Pre-Effective Amendment No. 1 to this Registration Statement on April 6, 1990.
  *** Incorporated by reference to the filing of Post-Effective Amendment No.
      1 to this Registration Statement on March 1, 1991.

 **** Incorporated by reference to the filing of Post-Effective Amendment No.
      5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997, except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendments No. 6 filed on December 23, 1997 to the Registration Statement of Separate Account UL (File 33-47927) and Jon F. Danski's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement of Separate Account UL (File No. 333-40161) filed on April 2, 1998.
***** Incorporated by reference to the filing of Post-Effective Amendment No.
      2 to this Registration Statement on February 28, 1992.
    @ Incorporated by reference to the filing of Post-Effective Amendment No.
      4 to this Registration Statement on April 22, 1994.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 20TH DAY OF APRIL, 1998.

                                          METROPOLITAN LIFE
                                           INSURANCE COMPANY
(Seal)

                                                    /s/  Gary A. Beller
                                          By: ________________________________

                                              GARY A. BELLER SENIOR EXECUTIVE
                                             VICE-PRESIDENT & GENERAL COUNSEL

            /s/  Ruth Gluck
Attest: _____________________________
      RUTH GLUCK, ESQ. ASSISTANT
               SECRETARY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

                  *
-------------------------------------  Chairman, Chief
           HARRY P. KAMEN               Executive Officer
                                        and Director
                                        (Principal
                                        Executive Officer)

               *                       President, Chief
-------------------------------------   Operating Officer
                                        and Director
      ROBERT H. BENMOSCHE

               *                       Senior Executive
-------------------------------------   Vice-President,
                                        Chief Investment
          GERALD CLARK                  Officer and
                                        Director

                  *                    Senior Executive
-------------------------------------   Vice-President and
          STEWART G. NAGLER             Chief Financial
                                        Officer (Principal
                                        Financial Officer)

               *                       Senior Vice-
-------------------------------------   President and
                                        Controller
         JON F. DANSKI                  (Principal
                                        Accounting Officer)

                  *                    Director
-------------------------------------
         CURTIS H. BARNETTE

                  *                    Director
-------------------------------------

          JOAN GANZ COONEY

     /s/ Christopher P. Nicholas
*By _________________________________                           April 20, 1998
    CHRISTOPHER P. NICHOLAS, ESQ.
          ATTORNEY-IN-FACT



             SIGNATURE                 TITLE                 DATE

                 *                    Director
------------------------------------
        BURTON A. DOLE, JR.

                 *                    Director
------------------------------------
         JAMES R. HOUGHTON

                 *                    Director
------------------------------------
          HELENE L. KAPLAN

                 *                    Director
------------------------------------
        CHARLES M. LEIGHTON

                 *                    Director
------------------------------------
          ALLEN E. MURRAY

                 *                    Director
------------------------------------
        JOHN J. PHELAN, JR.

                 *                    Director
------------------------------------
           HUGH B. PRICE

                 *                    Director
------------------------------------
         ROBERT G. SCHWARTZ

                 *                    Director
------------------------------------
       RUTH J. SIMMONS, PH.D.

                 *                    Director
------------------------------------
         WILLIAM S. SNEATH

                                      Director
               *
------------------------------------
       WILLIAM C. STEERE, JR.

    /s/ Christopher P. Nicholas
*By ________________________________                          April 20, 1998
   CHRISTOPHER P. NICHOLAS, ESQ.
          ATTORNEY-IN-FACT


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 20TH DAY OF APRIL, 1998.

                                          METROPOLITAN LIFE SEPARATE ACCOUNT
                                          UL
                                            (REGISTRANT)

                                            By: METROPOLITAN LIFE INSURANCE
                                                COMPANY
                                                   (DEPOSITOR)


(Seal)                                                 /s/ Gary A. Beller
                                              By: _____________________________

                                                           GARY A. BELLER
                                                 SENIOR EXECUTIVE VICE-PRESIDENT
                                                        AND GENERAL COUNSEL

            /s/ Ruth Gluck
Attest: _____________________________
              RUTH GLUCK, ESQ.
            ASSISTANT SECRETARY

                      INDEPENDENT AUDITORS' CONSENT

Metropolitan Life Insurance Company:

  We consent to the use in this Post-Effective Amendment No. 6 to the Registration Statement No. 33-32813 of Metropolitan Life Separate Account UL on Form S-6 of our report dated March 31, 1998 relating to Metropolitan Life Separate Account UL appearing in the Prospectus Supplement, which is a part of such Registration Statement and of our report dated February 12, 1998, except for Note 17, as to which the date is March 12, 1998, relating to Metropolitan Life Insurance Company also appearing in the Prospectus Supplement, and to the reference to us under the heading "Experts" in such Prospectus Supplement.

   /s/ Deloitte &
     Touche
---------------------

Deloitte & Touche LLP

New York, New York

April 20, 1998